Filed pursuant to Rule 497(b)
Under the Securities Act of 1933,
as amended, File No. 333-223795

Kayne Anderson MLP Investment Company (NYSE: KYN)

Kayne Anderson Energy Development Company (NYSE: KED)

May 30, 2018

Dear Fellow Stockholder:

You are cordially invited to attend the combined 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Kayne Anderson MLP Investment Company (“KYN”) and Special Meeting of Stockholders (the “Special Meeting,” and, together with the Annual Meeting, the “Meeting”) of Kayne Anderson Energy Development Company (“KED”) to be held on:

June 28, 2018

9:30 a.m. Central Time

Kayne Anderson

811 Main Street, 14th Floor

Houston, TX 77002

At the Meeting, KED stockholders will be asked to consider and approve a proposal authorizing the combination of KED and KYN, which will be accomplished as a tax-free reorganization of KED into KYN (the “Reorganization”). In addition, KYN stockholders will also be asked to consider routine matters customarily considered at the annual meetings of KYN, namely to (i) elect seven directors of KYN and (ii) ratify PricewaterhouseCoopers LLP as KYN’s independent registered public accounting firm for its fiscal year ending November 30, 2018. Finally, KYN stockholders may be asked to consider and take action on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors of KYN and KED each voted unanimously to approve the Reorganization, believes that it is in the best interest of stockholders and recommends you vote “FOR” the approval of the Reorganization and each other proposal for which you are entitled to vote.

Enclosed with this letter are (i) the formal notice of the Meeting, (ii) the joint proxy statement/prospectus, which gives detailed information about the Reorganization and the other proposals and why the Boards of Directors recommends that you vote to approve them, and (iii) a written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 833-795-8494.

Your vote is important. Please vote your shares via the internet or by telephone or complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. You may also vote in person if you are able to attend the Meeting. However, even if you plan to attend the Meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

CEO of KYN and KED

Kayne Anderson MLP Investment Company

Kayne Anderson Energy Development Company

NOTICE OF KYN 2018 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF KED SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Kayne Anderson MLP Investment Company Kayne Anderson Energy Development Company

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Kayne Anderson MLP Investment Company (“KYN”), a Maryland corporation, and a Special Meeting of Stockholders (the “Special Meeting,” and, together with the Annual Meeting, the “Meeting”) of Kayne Anderson Energy Development Company (“KED”), a Maryland corporation, will be held on June 28, 2018 at 9:30 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 for the following purposes:

For KED:

1.	To approve the combination of KED and KYN by means of a tax-free reorganization, pursuant to which KED would transfer all of its assets to KYN in exchange for newly issued shares of common stock and preferred stock, which would be distributed to KED’s stockholders prior to KED’s liquidation, dissolution and termination;

For KYN:

2.	To elect two directors to serve until KYN’s 2019 Annual Meeting of Stockholders, two directors to serve until KYN’s 2020 Annual Meeting of Stockholders and three directors to serve until KYN’s 2021 Annual Meeting of Stockholders, each until their successors are duly elected and qualified;

3.	To ratify the selection of PricewaterhouseCoopers LLP as KYN’s independent registered public accounting firm for the fiscal year ending November 30, 2018; and

4.	To consider and take action on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the joint proxy statement/prospectus accompanying this notice.

Stockholders of record of KYN or KED as of the close of business on May 21, 2018 are entitled to notice of and to vote (on KYN’s or KED’s matters, as applicable) at the Meeting (or any adjournment or postponement of the Meeting thereof).

The Boards of Directors unanimously recommend stockholders vote “FOR” each proposal.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF STOCK BY FOLLOWING THE INSTRUCTIONS PROVIDED ON YOUR PROXY OR VOTING INSTRUCTIONS CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, THE BOARDS OF DIRECTORS ASKS THAT YOU VOTE PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

By Order of the Boards of Directors,

David J. Shladovsky

Secretary

May 30, 2018

Houston, Texas

JOINT PROXY STATEMENT/PROSPECTUS

Kayne Anderson MLP Investment Company

Kayne Anderson Energy Development Company

811 Main Street, 14th Floor

Houston, TX 77002

(877) 657-3863

2018 ANNUAL MEETING OF STOCKHOLDERS OF KYN

SPECIAL MEETING OF STOCKHOLDERS OF KED

JUNE 28, 2018

This joint proxy statement/prospectus is being sent to you by the Board of Directors of Kayne Anderson MLP Investment Company (“KYN”), a Maryland corporation, and the Board of Directors of Kayne Anderson Energy Development Company (“KED”), a Maryland corporation. The Boards of Directors are asking you to complete and return the enclosed proxy card, permitting your votes to be cast at the 2018 Annual Meeting of Stockholders of KYN (the “Annual Meeting”) and the Special Meeting of Stockholders of KED (the “Special Meeting,” and, together with the Annual Meeting, the “Meeting”) to be held on:

June 28, 2018

9:30 a.m. Central Time

Kayne Anderson

811 Main Street, 14th Floor

Houston, TX 77002

Stockholders of record of KYN or KED at the close of business on May 21, 2018 (the “Record Date”) are entitled to vote (on KYN’s or KED’s matters, as applicable) at the Meeting. As a stockholder, for each applicable proposal, you are entitled to one vote for each share of common stock and one vote for each share of preferred stock you hold. This joint proxy statement/prospectus and the enclosed proxy are first being mailed to stockholders on or about May 31, 2018.

KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), externally manages and advises KYN and KED pursuant to investment management agreements with each Company. KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading investor in both public and private energy companies. As of January 31, 2018, Kayne Anderson managed approximately $27 billion, including approximately $17 billion in the energy sector.

This joint proxy statement/prospectus sets forth the information that you should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals and the classes of stockholders being solicited with respect to each proposal. In addition to the proposals typically considered at KYN’s annual meetings, this joint proxy statement/prospectus relates to the proposed combination of KED and KYN, which will be accomplished as a tax-free reorganization of KED into KYN (the “Reorganization”). Specifically, KED would transfer substantially all of its assets to KYN, and KYN would assume substantially all of KED’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KYN, which will be distributed by KED to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KED will then be terminated and dissolved in accordance with its charter and Maryland law. Please refer to the discussion of each proposal in this joint proxy statement/prospectus for information regarding votes required for the approval of each proposal.

Proposals	Who votes on the proposals?

KED

1. To approve the Reorganization.	The holders of common stock and preferred stock, voting together a single class. The holders of preferred stock, voting as a separate class.

KYN

2. To elect the following directors for the specified terms:

• James. C Baker until the 2019 Annual Meeting of Stockholders;	The holders of preferred stock, voting as a separate class.

• Albert L. Richey until the 2019 Annual Meeting of Stockholders;	The holders of common stock and preferred stock, voting together as a single class.

• William R. Cordes and Barry R. Pearl until the 2020 Annual Meeting of Stockholders;	The holders of common stock and preferred stock, voting together as a single class.

• Kevin S. McCarthy and William L. Thacker until the 2021 Annual Meeting of Stockholders; and	The holders of common stock and preferred stock, voting together as a single class.

• William H. Shea, Jr. until the 2021 Annual Meeting of Stockholders.	The holders of preferred stock, voting as a separate class.

3. To ratify the selection of PricewaterhouseCoopers LLP as KYN’s independent registered public accounting firm for the fiscal year ending November 30, 2018.	The holders of common stock and preferred stock, voting together a single class.

4. To consider and take action on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.	The holders of common stock and preferred stock, voting together a single class.

As shown above, the only matter KED stockholders are voting on is the proposed Reorganization. If the Reorganization is approved, KED stockholders will not have the opportunity to vote on the election of individuals to KYN’s Board of Directors until the first annual meeting following the closing of the Reorganization.

The Agreement and Plan of Reorganization between KYN and KED is sometimes referred to herein as the “Reorganization Agreement.” KED and KYN are sometimes referred to herein as a “Company” and collectively as the “Companies.” KYN following the Reorganization is sometimes referred to herein as the “Combined Company.”

On February 15, 2018, KYN announced its intention to change its name to Kayne Anderson MLP/Midstream Investment Company. We believe this change is consistent with recent trends in the midstream sector, with an increasing amount of midstream assets being held by Midstream Energy Companies that are not structured as MLPs. Changing KYN’s name increases its flexibility to invest in securities issued by all types of Midstream Energy Companies. This name change will be effective on or about a date that is 60 days after the date that this joint proxy statement/prospectus is mailed to stockholders.

ii

Additional Information

This joint proxy statement/prospectus sets forth the information stockholders should know before voting on the proposals. The Reorganization constitutes an offering of common stock of KYN, and this joint proxy statement/prospectus serves as a prospectus of KYN in connection with the issuance of its common stock in the Reorganization. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated May 30, 2018, relating to this joint proxy statement/prospectus (the “Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 MEETING OF STOCKHOLDERS TO BE HELD ON June 28, 2018: You should have received a copy of the Annual Reports for the fiscal year ended November 30, 2017 for KYN and/or KED. If you would like another copy of either Annual Report or the Statement of Additional Information, please write us at Kayne Anderson’s address or call us at (877) 657-3863. The Annual Report(s) and Statement of Additional Information will be sent to you without charge. This joint proxy statement/prospectus, the Annual Report and the Statement of Additional Information can be accessed on our website at www.kaynefunds.com or on the website of the SEC at www.sec.gov.

The Companies are subject to certain informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

The currently outstanding shares of common stock of KYN are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “KYN” and will continue to be so listed after completion of the Reorganization. KYN’s Series F Mandatory Redeemable Preferred Stock is listed on the NYSE under the symbol “KYNPRF.” The common stock of KYN to be issued in connection with the Reorganization will be listed on the NYSE. The currently outstanding shares of common stock of KED are also listed on the NYSE under the ticker symbol “KED.” Reports, proxy statements and other information concerning KYN and KED may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

No person has been authorized to give any information or make any representation not contained in this joint proxy statement/prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This joint proxy statement/prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this joint proxy statement/prospectus is May 30, 2018.

iii

QUESTIONS AND ANSWERS

Although it is recommended that you read the complete joint proxy statement/prospectus of which this “Questions and Answers” section is a part, a brief overview of the issues to be voted on has been provided below for your convenience.

The anticipated positive impacts of the Reorganization are set forth below. No assurance can be given that the anticipated positive impacts of the Reorganization will be achieved. For information regarding the risks associated with an investment in KYN, see “Risk Factors.”

Questions Regarding the Reorganization

Q: Why is the Reorganization being recommended by the Boards of Directors?

A: The Board of Directors of each Company has approved the Reorganization because they have determined that it is in the best interests of each Company and its stockholders. In making this determination, the Board of Directors of each Company considered (i) the expected benefits of the transaction for each Company (as outlined in more detail below) and (ii) the fact that both Companies have very similar investment policies and investment strategies. As of February 28, 2018, each Company had over 98% of its long-term investments invested in master limited partnerships and their affiliates (“MLPs”) and other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with midstream MLPs, “Midstream Energy Companies”). The Combined Company will pursue KYN’s investment objective of obtaining a high after-tax total return by investing at least 85% of total assets in energy-related MLPs and their affiliates and other Midstream Energy Companies.

Q: What are some of the factors that the Boards considered in determining that the Reorganization is in the best interests of the stockholders?

A: After careful consideration, the Board of Directors of each Company believes that the Reorganization will benefit the stockholders of the Companies for the reasons noted below:

•	Elimination of duplicative expenses and greater economies of scale

The Reorganization is expected to result in an increase in expenses as a percentage of net assets for KED stockholders, though it is expected that the Reorganization will result in a decrease in expenses as a percentage of total assets. We expect that the Combined Company will have a lower expense level than KYN, driven by estimated aggregate cost savings of approximately $1.5 million annually, the majority of which is expected to be attributable to reduced operating costs. The Companies incur operating expenses that are fixed (e.g., board fees, printing fees, legal and auditing services) and operating expenses that are variable (e.g., administrative and custodial services that are based on assets under management). Many of these fixed expenses are duplicative between the Companies and can be eliminated as a result of the Reorganization. There will also be an opportunity to reduce variable expenses by taking advantage of greater economies of scale. Because the Reorganization is expected to be completed during the third quarter of fiscal 2018, and because there are expenses associated with the Reorganization, the full impact of the elimination of duplicative expenses will not be entirely recognized this year. We expect the Combined Company to realize the full benefit during fiscal 2019.

The increase in expenses as a percentage of net assets for KED’s stockholders is almost entirely a result of a larger deferred tax liability (as a percentage of total assets) at the Combined Company as compared to stand-alone KED, which causes net assets for the Combined Company to be smaller as a percentage of total assets as compared to stand-alone KED. As indicated above, it is expected that KED stockholders will enjoy lower annual expenses as a percentage of total assets.

•	Potential for reduced management fee in the future as assets appreciate, due to new KYN management fee waiver

As of February 28, 2018, KYN was subject to a management fee of 1.375% on its $3.4 billion in total assets. KAFA has agreed to revise its management fee waiver agreement with KYN as part of the Reorganization. The revised fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current and proposed management fee waivers:

KYN Asset Tiers for Fee Waiver		Management Fee Waiver	Applicable Management Fee(1)
Current	Proposed
$0 to $4.5 billion	$0 to $4.0 billion	0.000%	1.375%
$4.5 billion to $9.5 billion	$4.0 billion to $6.0 billion	0.125%	1.250%
$9.5 billion to $14.5 billion	$6.0 billion to $8.0 billion	0.250%	1.125%
Greater than $14.5 billion	Greater than $8.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.

KAFA has also agreed to waive an amount of management fees (based on KYN’s and KED’s assets under management at closing of the Reorganization) such that the pro forma, run-rate fees payable to KAFA are not greater than the aggregate, run-rate management fees payable if KYN and KED had remained stand-alone companies. The waiver will last for three years and was estimated to be approximately $0.3 million per year as of February 28, 2018. The new fee waivers would be effective at the time the Reorganization closes and would not be subject to recapture, either with respect to KYN, KED or the Combined Company. Based on KED’s current management fee (net of its management fee waiver), the Combined Company’s management fee as a percentage of net assets is expected to be higher than KED’s stand-alone fee. KED’s management fee waiver agreement is an annual agreement that reduces KED’s management fee by as much as 0.5% (from 1.75%) based on the percentage of the Company’s long term investments that are private investments (i.e. not publicly traded). If KED’s portfolio of long-term investments were to change to include a larger percentage of private investments than it currently does, KED’s management fee would increase as a result of a smaller fee waiver. Further, if KED’s management fee waiver were not to be renewed, its management fee would be higher.

•	Reorganization expected to increase KYN’s net distributable income and KED’s distribution level

The Reorganization is expected to result in an increase to KYN’s net distributable income per share, in part due to the anticipated cost savings from the transaction. In connection with the Reorganization, KYN announced its intention to pay a distribution at its current annualized rate of $1.80 per share for the 12 months ending February 28, 2019. Based on this distribution level, the Reorganization is expected to result in an increase to the distribution received by KED’s common stockholders by approximately 13 cents on an annualized basis (approximate 8% increase). This estimate is based on the relative net asset value (“NAV”) per share of the companies as of February 28, 2018 (which would have resulted in an exchange ratio of approximately 0.96 shares of KYN for each share of KED). Historically, a portion of the distributions paid to common stockholders of KYN and KED has been classified as a return of capital, and we expect that a portion of the distributions paid to common stockholders of the Combined Company may be classified as a return of capital, though the amount will depend on the earnings and profits of the Combined Company in any given year. A “return of capital” represents a return of a stockholder’s original investment and should not be confused with a dividend from earnings and profits. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Cash Flow Risk.”

•	KED’s stockholders should benefit from the larger asset base of the Combined Company

The larger asset base of the Combined Company relative to KED may provide greater financial flexibility. In particular, as a larger entity, KED’s stockholders should benefit from the Combined Company’s access to more attractive leverage terms (i.e., lower borrowing costs on debt and preferred stock) and a wider range of alternatives for raising capital to grow the Combined Company.

•	KED’s stockholders should benefit from enhanced market liquidity and may benefit from improved trading relative to NAV per share

The larger market capitalization of the Combined Company relative to KED should provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the equity market capitalization and average daily trading volume for each Company on a standalone basis as well as for the Combined Company. KED stockholders will be part of a much larger company with significantly higher trading volume. KED’s Board of Directors also considered the fact that KYN has historically traded at a premium to NAV per share whereas KED has historically traded at a discount to NAV per share. For example, for the three years ended February 28, 2018, KYN has traded at an average premium to NAV of 2.4%, and KED has traded at an average discount to NAV of 2.8%.

	KYN	KED	Pro Forma Combined KYN
Equity capitalization ($ in millions)	$2,004	$180	$2,184
Average daily trading volume(1)	844	68	NA

As of February 28, 2018.

(1)	90-day average trading volume in thousands of shares.

Q: Why is KYN changing its name to Kayne Anderson MLP/Midstream Investment Company?

A: KYN is changing its name to Kayne Anderson MLP/Midstream Investment Company because management and the Board of Directors believes this change is consistent with recent trends in the midstream sector, with an increasing amount of midstream assets being held by Midstream Energy Companies that are not structured as MLPs (“Midstream C-Corps”). Changing KYN’s name increases its flexibility to invest in securities issued by all types of Midstream Energy Companies. Without this change, KYN would be required to hold at least 80% of its portfolio in MLPs and would not be able to hold more than 20% of its investments in Midstream C-Corps. This name change will be effective on or about a date that is 60 days after the date that this joint proxy statement/prospectus is mailed to stockholders. Following the name change, KYN will continue to be limited by its investment objective of obtaining a high after-tax total return by investing at least 85% of its total assets in MLPs and other Midstream Energy Companies.

Q: What distributions will KYN and KED pay to common stockholders?

A: KYN intends to pay a distribution at its current annualized rate of $1.80 per share for the 12 months ending February 28, 2019. KYN will continue to pay distributions on a quarterly basis until the Reorganization closes and intends to begin paying distributions on a monthly basis shortly thereafter (expected to commence in September 2018). KED intends to pay a distribution at its current annualized rate of $1.60 per share ($0.40 per quarter) until the Reorganization closes. Payment of future distributions by either KYN or KED is subject to the approval of such Company’s Board of Directors.

Q: Why is KYN providing guidance on the distribution it intends to pay through February 2019?

A: We believe that investors will benefit from increased visibility on KYN’s expected distribution in considering the Reorganization.

Q: What impact will recent merger announcements by portfolio investments have on KYN and KED’s distribution level?

A: During the last three months, three MLPs held in KYN and KED’s portfolios have announced potential mergers with their general partners that, upon closing, will result in the MLP being acquired by its general partner. In each of these “simplification transactions,” the general partner has a lower dividend yield than the MLP that is being acquired, which will result in a lower distribution being paid to the MLP’s unitholders after the transaction is completed and in turn, reduces the Companies’ net distributable income. These simplification transactions are part of an industry trend of simplifying ownership structures and eliminating MLPs’ incentive distribution rights. Kayne Anderson expects this trend to continue and believes that it is likely that additional simplification transactions will be announced during the next 12 to 18 months.

Both Companies remain committed to the distribution guidance provided in conjunction with announcing the Reorganization. Notwithstanding this commitment, over the longer term, the Combined Company’s distribution will be determined by its Board of Directors based on long-term, sustainable net distributable income. It is difficult to predict the full impact of these simplification transactions on long-term, sustainable net distributable income, but these transactions could cause the Combined Company’s Board of Directors to elect to reduce the distribution during 2019 or 2020. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Cash Flow Risk.”

Q: Why is KYN converting to monthly distribution payments?

A: We believe many investors will prefer more frequent distribution payments.

Q: What impact will the Reorganization have on leverage levels?

A: The amount of leverage as a percentage of total assets following the Reorganization is not expected to significantly change from that of each Company’s standalone leverage levels. The table below illustrates the leverage of each Company on both a standalone and pro forma basis.

($ in millions)	KYN	KED	Pro Forma Combined KYN
Total Debt	$747	$62	$809
Mandatory Redeemable Preferred Stock	$292	$25	$317
Leverage	$1,039	$87	$1,126
Leverage as % of total assets	31%	30%	31%

As of February 28, 2018.

Q. How has KYN performed relative to KED?

A: The performance table below illustrates the past performance of an investment in each Company. As shown in the table below, since KED’s inception, average annual returns for KED have slightly outperformed KYN (based on net asset value and market price). A Company’s past performance does not necessarily indicate how such Company will perform in the future.

Average Annual Total Returns as of February 28, 2018

	Based on Net Asset Value(1)						Based on Market Price(2)
	1 Year	3 Years	5 Years	10 Years	Inception(3)	KED’s Inception(4)	1 Year	3 Years	5 Years	10 Years	Inception(3)	KED’s Inception(4)
KYN	(6.6)%	(9.5)%	(1.8)%	4.1%	6.0%	4.9%	(11.0)%	(12.7)%	(4.5)%	3.6%	5.5%	4.5%
KED	(10.7)%	(8.4)%	1.0%	5.3%	5.3%	5.3%	(9.4)%	(12.2)%	(1.0)%	5.0%	4.6%	5.4%

(1)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes the reinvestment of distributions at actual prices pursuant to each Company’s dividend reinvestment plan.

(2)	Total investment return based on market value is calculated assuming a purchase of common stock at the closing market price on the first day and a sale at the closing market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to each Company’s dividend reinvestment plan.

(3)	KYN and KED commenced investment operations on September 28, 2004 and September 21, 2006, respectively.

(4)	Represents the applicable average annual total returns of the Companies since September 30, 2006, the first month-end following KED’s commencement of investment operations.

Q: How will the Reorganization affect me?

A: KYN stockholders will remain stockholders of KYN. KED stockholders will become stockholders of KYN. KED will then cease its separate existence under Maryland law.

Q: What will happen to the shares of KYN and KED that I currently own as a result of the Reorganization?

A: For KYN stockholders, your currently issued and outstanding shares of common and preferred stock of KYN will remain unchanged.

KED common stockholders will be issued shares of KYN common stock in exchange for their outstanding shares of KED common stock (see below for a description of how the exchange ratio is calculated). No fractional shares of KYN common stock will be issued in the Reorganization; instead KED stockholders will receive cash in an amount equal to the value of the fractional shares of KYN common stock that they would otherwise have received.

KED preferred stockholders will receive, on a one-for-one basis, newly issued KYN preferred shares having substantially identical terms as the KED preferred shares you held immediately prior to the closing of the Reorganization.

Q: How is the exchange ratio determined?

A: The exchange ratio will be determined based on the relative NAVs per share of each Company on the business day prior to the closing of the Reorganization. As of February 28, 2018, KYN’s NAV per share was $17.56 and KED’s was $16.91. For illustrative purposes, if these were the NAVs on the day prior to closing of the Reorganization, then KED common stockholders would be issued approximately 0.96 shares of KYN for each share of KED.

Q: How will the net asset values utilized in calculating the exchange rate be determined?

A: The net asset value of a share of common stock of each Company will be calculated in a manner consistent with past practice and will include the impact of each Company’s pro rata share of the costs of the Reorganization. See “Proposal One: Reorganization—Information About the Reorganization.”

Q: Is the Reorganization expected to be a taxable event for stockholders?

A: No. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. This means it is expected that stockholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganization, except that gain or loss generally will be recognized by KED common stockholders with respect to cash received in lieu of fractional shares of KYN common stock.

Q: Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A: No, you will not pay any sales loads or commissions in connection with the Reorganization. The Companies will bear the costs associated with the proposed Reorganization. Costs will be allocated on a pro rata basis based upon each Company’s net assets. Costs related to the Reorganization are currently estimated to be approximately $1.0 million or 0.04% of pro forma Combined Company net assets, which equates to

$0.9 million or $0.008 per share for KYN and $0.1 million or $0.007 per share for KED as of February 28, 2018. Of the estimated Reorganization costs, $0.6 million is related to out of pocket expenses, and $0.4 million is a write-off of debt issuance cost, which is a non-cash expense. Due to the anticipated cost savings from the Reorganization, we believe the Combined Company will more than recover the costs associated with the Reorganization over time.

Q: Who do we expect to vote on the Reorganization?

A: KED’s common and preferred stockholders are being asked to vote, together as a class, on the Reorganization. KED preferred stockholders will also vote on the Reorganization as a separate class.

Q: What happens if KED stockholders do not approve the Reorganization?

A: The Reorganization must be approved by KED’s common and preferred stockholders, voting together as a class, and KED’s preferred stockholders, voting as a separate class. If either class does not approve the Reorganization, then the Reorganization will not take place.

Q: Why is the vote of KYN stockholders not being solicited in connection with the Reorganization?

A: The rules of the NYSE (on which KYN’s common stock is listed) only require KYN’s stockholders to approve the Reorganization if the number of shares of KYN common stock to be issued in the Reorganization will be, upon issuance, in excess of 20 percent of the number of shares of KYN common stock outstanding prior to the transaction. Based on the relative NAVs per share as of February 28, 2018, the number of shares of KYN common stock issued would be less than 10% of KYN’s currently outstanding shares.

Q: What is the timetable for the Reorganization?

A: The Reorganization is expected to take effect as soon as practicable once the stockholder vote and other customary conditions to closing are satisfied, which is expected to occur during the third fiscal quarter of 2018.

General Questions

Q: What other proposals are being considered at the Meeting?

A: In addition to the proposal regarding approval of the Reorganization, this joint proxy statement/prospectus contains additional proposals for KYN stockholders customarily considered at KYN’s annual meetings:

•	to elect two directors to serve until KYN’s 2019 Annual Meeting of Stockholders, two directors to serve until KYN’s 2020 Annual Meeting of Stockholders and three directors to serve until KYN’s 2021 Annual Meeting of Stockholders, each until their successors are duly elected and qualified; and

•	to ratify PricewaterhouseCoopers LLP as KYN’s independent registered public accounting firm for the fiscal year ending November 30, 2018.

KYN stockholders may be asked to consider and take action on such other business as may properly come before the Annual Meeting or any the adjournment or postponement thereof.

Q: Will KED stockholders get to vote to elect the directors of KYN?

A: No. It is important for stockholders of KED to understand that, if the Reorganization is approved, it is expected that the Board of Directors will be composed of the individuals described in “Proposal Two:

Election of Directors.” Stockholders of KED will not have the opportunity to vote for any of these individuals until the first annual meeting following the closing of the Reorganization, though six of the seven nominees are existing directors of KED. If the Reorganization is not approved by stockholders of KED, KED expects to hold its own 2018 Annual Meeting of Stockholders later in the year. If this meeting is required, KED’s Board of Directors intends to nominate the same individuals as described in “Proposal Two: Election of Directors.”

Q: How do the Boards of Directors suggest that I vote?

A: After careful consideration, the Boards of Directors recommend that you vote “FOR” all proposals on the enclosed proxy card for which you are entitled to vote.

Q: How do I vote my shares?

A: Voting is quick and easy. You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot), or by simply completing and signing the enclosed proxy ballot, and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the Meeting. However, even if you plan to attend the Meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Q: Whom do I contact for further information?

A: You may contact us at (877) 657-3863 for further information.

Q: Will anyone contact me?

A: You may receive a call from Broadridge Financial Solutions, Inc., our proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to authorize your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a stockholder to participate in the Companies’ governance by authorizing a proxy to vote your shares as soon as possible. If enough stockholders fail to cast their votes, the Companies may not be able to hold the Meeting or to call for a vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient stockholder participation.

SUMMARY

The following is a summary of certain information contained elsewhere in this joint proxy statement/prospectus and is qualified in its entirety by reference to the more complete information contained in this joint proxy statement/prospectus and in the Statement of Additional Information. Stockholders should read this entire joint proxy statement/prospectus carefully.

Proposal One: Reorganization

The Board of Directors of KED, including the Directors who are not “interested persons” of KED (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Directors”), has unanimously approved the Reorganization Agreement, declared the Reorganization advisable and directed that the Reorganization proposal be submitted to the KED stockholders for consideration. If the stockholders approve the Reorganization, KED would transfer substantially all of its assets to KYN, and KYN would assume substantially all of KED’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KYN, which will be distributed by KED to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KED will then cease its separate existence under Maryland law and terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The aggregate NAV of KYN common stock received by KED common stockholders in the Reorganization will equal the aggregate NAV of KED common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. KYN will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

In connection with the Reorganization, each holder of a Series A Mandatory Redeemable Preferred Share of KED (“KED MRP Shares”) will receive in a private placement an equivalent number of newly issued Series K Mandatory Redeemable Preferred Shares of KYN (“KYN Series K MRP Shares”) having substantially identical terms as the KED MRP Shares. The aggregate liquidation preference of the KYN Series K MRP Shares received by the holder of KED MRP Shares in the Reorganization will equal the aggregate liquidation preference of the KED MRP Shares held immediately prior to the closing of the Reorganization. The KYN Series K MRP Shares to be issued in the Reorganization will have equal priority with KYN’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KYN. In addition, the preferred shares of KYN, including the KYN Series K MRP Shares to be issued in connection with the Reorganization, will be senior in priority to KYN common stock as to payment of dividends and the distribution of assets in the event of a liquidation of KYN.

If the Reorganization is not approved by stockholders of KED, KYN and KED will each continue to operate as a standalone Maryland corporation advised by KAFA and will each continue its investment activities in the normal course. It is important for stockholders of KED to understand that, if the Reorganization is approved, it is expected that the Board of Directors will be composed of the individuals described in “Proposal Two: Election of Directors.” Stockholders of KED will not have the opportunity to vote for any of these individuals until the first annual meeting following the closing of the Reorganization, though six of the seven nominees are existing directors of KED. If the Reorganization is not approved by stockholders of KED, KED expects to hold its own 2018 Annual Meeting of Stockholders later in the year.

Reasons for the Reorganization

The Reorganization seeks to combine two Companies with similar portfolios and investment objectives. Each Company (i) is managed by KAFA, (ii) seeks to achieve its investment objective by investing primarily in MLPs and other Midstream Energy Companies, and (iii) has similar fundamental investment policies and nonfundamental investment policies. Each Company is also taxed as a corporation. The Reorganization will also permit each Company to pursue this investment objective and strategy in a larger fund that will continue to focus on MLPs and other Midstream Energy Companies.

In unanimously approving the Reorganization, the Board of Directors of each Company, including each Company’s Independent Directors, determined that participation in the Reorganization is in the best interests of each Company and its stockholders and that the interests of the stockholders of each Company will not be diluted on the basis of NAV as a result of the Reorganization. Before reaching these conclusions, the Board of Directors of each Company engaged in a thorough review process relating to the proposed Reorganization. The Boards of Directors of each Company, including the Independent Directors, considered the Reorganization at meetings held in 2017 and 2018 and unanimously approved the Reorganization Agreement, declared the Reorganization advisable and, at a meeting held on February 5, 2018, directed that the Reorganization be submitted to the stockholders of KED.

The potential benefits and other factors considered by the Board of Directors of each Company with regard to the Reorganization include, but were not limited to, the following:

•	Elimination of duplicative expenses and greater economies of scale.

•	Potential for reduced management fee in the future as assets appreciate, due to new KYN management fee waiver.

•	Reorganization expected to increase KYN’s net distributable income and KED’s distribution level.

•	KED’s stockholders should benefit from the larger asset base of the Combined Company.

•	KED’s stockholders should benefit from enhanced market liquidity and may benefit from improved trading relative to NAV per share.

•	Higher management fee to be paid by the Combined Company as compared to KED stand-alone.

•	Relative performance history of each Company.

•	No gain or loss is expected to be recognized by stockholders of either Company for U.S. federal income tax purposes as a result of the Reorganization (except with respect to any cash received in lieu of fractional KYN common shares).

•	The expectation that KED stockholders should carry over to KYN the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Reorganization is treated as tax-free as intended.

•	The exchange will take place at the Companies’ relative NAV per share.

•	Stockholder rights are expected to be preserved in the Combined Company.

•	KAFA is expected to continue to manage the Combined Company.

The Board of Directors of each Company made its determination with regard to the Reorganization on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors. See “Proposal One: Reorganization—Reasons for the Reorganization.”

Fees and Expenses for Common Stockholders of the Companies as of November 30, 2017

The following table and example contain information about the change in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees and expenses, including leverage costs, as a percentage of net assets as of November 30, 2017, for each Company and (ii) the pro forma fees and expenses, including leverage costs, for the Combined Company, assuming the Reorganization had taken place on November 30, 2017. The fees and expenses are presented as a percentage of net assets and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which a Company may invest. The annual operating expenses for each Company reflect fixed expenses for the fiscal year ended November 30, 2017 and variable expenses assuming each Company’s capital structure and asset levels as of November 30, 2017. The pro forma presentation includes the change in operating expenses expected as a result of the Reorganization, assuming the Combined Company’s capital structure and asset levels as of November 30, 2017. On a pro forma basis, it is expected that the Combined Company’s other operating expenses as a percentage of total assets (as of November 30, 2017) will be reduced to 0.10%, as compared to 0.44% for KED. This will result in a reduction of annual expenses as a percentage of total assets (as of November 30, 2017) to 2.60% for the Combined Company, as compared to 2.65% for KYN and 2.73% for KED. However, as shown in the table below, the Combined Company’s total annual expenses as a percentage of net assets will be higher than KED’s total annual expenses on a stand-alone basis.

Stockholder Transaction Expenses	KED	KYN	Pro Forma Combined KYN(1)
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common stock(2)(3)	None	None	None
Dividend Reinvestment Plan Fees	None	None	None
Annual Expenses (as a percentage of net assets attributable to common stock as of November 30, 2017)
Management Fees(4)	2.09%	2.54%	2.50%
Other Operating Expenses (exclusive of current and deferred income tax expense)(5)	0.72	0.19	0.18

Subtotal	2.81	2.73	2.68
Interest Payments (including issuance costs) on Borrowed Funds(6)	1.22	1.54	1.48
Dividend Payments (including issuance costs) on Preferred Stock(6)	0.50	0.66	0.64

Annual Expenses (exclusive of current and deferred income tax expense)	4.53	4.93	4.80
Current Income Tax Expense(7)	—	—	—
Deferred Income Tax Expense(7)	—	—	—

Total Annual Expenses(8)	4.53%	4.93%	4.80%

(1)	The pro forma annual operating expenses are projections for a 12-month period and do not include expenses to be borne by the Companies in connection with the Reorganization.

(2)	Each Company will bear expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated), including but not limited to, costs related to the preparation and distribution of materials distributed to each Company’s Board of Directors, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Reorganization, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Reorganization. Expenses are allocated on a pro rata basis based upon net assets. Costs related to the Reorganization are currently estimated to be approximately $1.0 million or 0.04% of pro forma Combined Company net assets, which equates to $0.9 million or $0.008 per share for KYN and $0.1 million or $0.007 per share for KED as of February 28, 2018. Of the estimated Reorganization costs, $0.6 million is related to out of pocket expenses, and $0.4 million is a write-off of debt issuance cost, which is a non-cash expense.

(3)	No sales load will be charged in connection with the issuance of KYN’s shares of common stock as part of the Reorganization. Shares of common stock are not available for purchase from KYN but shares of KYN may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates.

(4)

KAFA has agreed to revise its management fee waiver agreement with KYN as part of the Reorganization. The revised management fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.0 billion, a fee of 1.250% on average total assets between $4.0 billion and $6.0 billion, a fee of 1.125% on average total assets between $6.0 billion and $8.0 billion and a fee of 1.000% on average total assets in excess of $8.0 billion. Management fees for each Company reflect projections for a 12-month period based on total assets as of November 30, 2017 of $0.3 billion for KED and $3.4 billion for KYN. KAFA has also agreed to waive an amount of management fees (based on assets under management at closing of the Reorganization) such that the pro forma fees payable to KAFA are not greater than the aggregate management fees payable if KYN and KED had remained stand-alone companies. The waiver will last for three years and was estimated to be approximately $0.3 million per year as of February 28, 2018. Any fees waived by KAFA are not subject to recapture, either with respect to KYN, KED, or the Combined Company. Management fees for the pro forma Combined Company are projections for a 12-month period, assuming the new management fee waiver is effective at the time of the Reorganization, and assuming each Company’s capital structure and asset levels as of November 30, 2017.

(5)	Other Operating Expenses for each Company reflect actual expenses for the fiscal year ended November 30, 2017. Other Operating Expenses for the pro forma Combined Company are projections for a 12-month period, assuming each Company’s capital structure and asset levels as of November 30, 2017.

(6)	Interest and dividend payments (including issuance costs) reflect projections for a 12-month period assuming each Company’s and the Combined Company’s capital structure as of November 30, 2017. KYN’s interest payments on borrowed funds and dividends on preferred stock are higher than KED’s due to the fact that KYN has historically employed fixed rate leverage with maturities ranging from five to 12 years in order to diversify the Company’s sources of leverage and minimize refinancing risk within any one year.

(7)	For the fiscal year ended November 30, 2017, KYN and KED recorded a net income tax benefit of $86.7 million and $7.9 million, respectively, primarily attributable to unrealized losses. The net income tax expense is assumed to be 0% because each Company recorded a net income tax benefit during the period.

(8)	The table presents certain annual expenses stated as a percentage of net assets attributable to common shares. This results in a higher percentage than the percentage attributable to annual expenses stated as a percentage of total assets.

Example:

The following example is intended to help you compare the costs of investing in KED prior to the Reorganization with the costs of investing in the Combined Company. An investor would pay the following expenses on a $1,000 investment, assuming (1) the total annual expenses before tax for each Company (as a percentage of net assets attributable to shares of common stock) set forth in the table above, (2) all common stock distributions are reinvested at net asset value, (3) an annual rate of return of 5% on portfolio securities and (4) a 23.1% effective income tax rate (expenses in the table below include income tax expense associated with the 5% assumed rate of return on such portfolio securities).

	1 Year	3 Years	5 Years	10 Years
KED	$55	$168	$287	$609
KYN	$60	$186	$319	$682
Pro Forma Combined KYN(1)	$59	$182	$313	$669

(1)	These figures assume that the Reorganization had taken place on November 30, 2017. These figures reflect the anticipated reduction in other operating expenses due to elimination of certain duplicative expenses as a result of the Reorganization.

Deferred Tax Liabilities

As of November 30, 2017, the net deferred tax liability and net deferred tax liability as a percentage of net assets for each Company are as stated below.

	KYN	KED
Net Deferred Tax Liability ($ in millions)	$493.8	$23.2
Net Deferred Tax Liability As a Percentage of Net Assets	27.0%	13.3%

As tax-paying entities, each Company records a deferred tax asset (an amount that can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). As of February 28, 2018, each Company had a net deferred tax liability. These net deferred tax liabilities are primarily attributable to unrealized gains on investments. Any net deferred tax liability is included in each Company’s NAV under GAAP and will be reflected in the exchange rate for the Reorganization. Additionally, the effective tax rate for the Combined Company will be dependent upon the operating results of its underlying portfolio and as such it is expected that over time it may differ slightly from that of the standalone Companies.

Comparison of the Companies

KYN and KED are both Maryland corporations registered as non-diversified, closed-end management investment companies under the 1940 Act. Each Company (i) is managed by KAFA, (ii) seeks to achieve its investment objective by investing primarily in MLPs and other Midstream Energy Companies, and (iii) has similar fundamental investment policies and non-fundamental investment policies. Each Company is also taxed as a corporation. As noted elsewhere, KYN and KED’s fundamental and non-fundamental investment policies are similar. The primary difference in the investment objectives of the Companies is that KYN seeks to obtain a high after-tax total return, while KED seeks to generate both current income and capital appreciation. In addition, KYN has a fundamental investment policy to invest at least 85% of its total assets in MLPs and other Midstream Energy Companies, while KED has a broader non-fundamental investment policy, requiring at least 80% of total assets to be invested in Energy Companies. In connection with its broader focus, KED’s policies are somewhat less restrictive than KYN’s, as its policies do not include KYN’s restrictions on investments in a single issuer (15% of total assets) or minimum investments in publicly traded securities (50%). While both Companies target a maximum of 30% Leverage, the floor on KED’s target range is lower (20% versus 25%).

See “Proposal One: Reorganization—Comparison of the Companies” for a more detailed comparison of the Companies. After the Reorganization, the investment strategies and significant operating policies will be those of KYN.

Further Information Regarding the Reorganization

The parties believe that the Reorganization will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. If the Reorganization so qualifies, in general, stockholders of KED will recognize no gain or loss upon the receipt of KYN’s stock in connection with the Reorganization. Additionally, if the Reorganization so qualifies, KED will recognize no gain or loss as a result of the transfer of all of its assets and liabilities to KYN and neither KYN nor its stockholders will recognize any gain or loss in connection with the Reorganization. If the Reorganization so qualifies, the aggregate tax basis of KYN common shares received by stockholders of KED should be the same as the aggregate tax basis of the common shares of KED surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

Stockholder approval of the Reorganization requires the affirmative vote of (i) the holders of a majority of the issued and outstanding KED common and preferred stock (voting as a class) and (ii) the holders of a majority of the issued and outstanding KED preferred stock (voting as a separate class). For purposes of this proposal, each share of KED common stock and each share of KED preferred stock is entitled to one vote.

Maryland law and the rules of the NYSE (on which KYN’s common stock is listed) only require KYN’s stockholders to approve a merger if the number of shares of KYN common stock to be issued in such merger will be, upon issuance, in excess of 20 percent of the number of shares of KYN common stock outstanding prior to the transaction. Based on the relative NAVs per share as of February 28, 2018, the number of shares of KYN common stock issued would be less than 10% of KYN’s currently outstanding shares.

An additional effect of approval of the Reorganization by KED’s stockholders, and completion of the Reorganization, will be that KED’s stockholders will become stockholders of KYN, which has a different Board of Directors. KED’s Directors would join KYN’s Board of Directors if approved under “Proposal Two: Election of Directors” described below. Additional information about KYN’s current Board of Directors is provided elsewhere in this combined proxy statement/prospectus.

Subject to the requisite approval of the stockholders of KED with regard to the Reorganization, it is expected that the closing date of the Reorganization will be during the third fiscal quarter of 2018, but it may be at a different time as described herein.

The Board of Directors of KED unanimously recommends KED stockholders vote “FOR” the Reorganization.

Proposal Two: Election of Directors

The KYN Board of Directors unanimously nominated the following directors for the specified terms and until their successors have been duly elected and qualified:

•	Albert L. Richey and James C. Baker until the 2019 Annual Meeting of Stockholders;

•	William R. Cordes and Barry R. Pearl until the 2020 Annual Meeting of Stockholders; and

•	Kevin S. McCarthy, William H. Shea, Jr. and William L. Thacker until the 2021 Annual Meeting of Stockholders.

Messrs. Cordes, Pearl, Thacker, Richey and Baker are currently directors of KED and have been nominated to the Board of Directors of KYN to serve whether or not the Reorganization is approved. Mr. Shea is currently a director of KYN and is moving from Class III to Class II. Mr. McCarthy is currently a director of KYN and KED, and his existing term as a KYN director is expiring at the Annual Meeting. Anne K. Costin and Steven C. Good are existing directors of KYN that are not up for election at the Meeting. Ms. Costin’s term expires in 2019. Mr. Good will retire as a director at the Meeting. Following the completion of the Reorganization, the KYN board (as modified) will govern the Combined Company.

Each director has consented to be named in this joint proxy statement/prospectus and has agreed to serve if elected. KYN has no reason to believe that any of the nominees will be unavailable to serve. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) “FOR” the election of the nominees. If any of the nominees is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by KYN’s Board of Directors.

The elections of Messrs. Cordes, Pearl, McCarthy, Thacker and Richey under this proposal require the affirmative vote of the holders of a majority of KYN’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class. The elections of Messrs. Shea and Baker under this prosposal require the affirmative vote of a majority of KYN’s preferred stock outstanding as of the Record Date, voting as a separate class. For purposes of this proposal, each share of KYN common stock and each share of KYN preferred stock is entitled to one vote. Stockholders do not have cumulative voting rights.

Including the directors nominated for election at the Meeting, KYN will have eight directors as follows:

Class	Term*	Directors	Common Stockholders	Preferred Stockholders

I	Until 2020	William R. Cordes	X	X

		Barry R. Pearl	X	X

II	Until 2021	Kevin S. McCarthy	X	X

		William H. Shea, Jr.		X

		William L. Thacker	X	X

III	Until 2019	Anne K. Costin	X	X

		Albert L. Richey	X	X

		James C. Baker		X

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

The Board of Directors of KYN unanimously recommends KYN stockholders vote “FOR” the election of each nominee.

Proposal Three: Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee and the Board of Directors of KYN, including all of KYN’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for KYN for the year ending November 30, 2018 and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

The ratification of PricewaterhouseCoopers LLP requires the vote of a majority of the votes cast by the holders of KYN’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of KYN common stock and each share of KYN preferred stock is entitled to one vote.

The Board of Directors of KYN unanimously recommends KYN stockholders vote “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for KYN.

RISK FACTORS

If the Reorganization is approved and consummated, holders of KED’s common stock will receive shares of KYN’s common stock in exchange. That would represent an investment in KYN’s common stock. KED’s stockholders should understand that, like an investment in KED’s common stock, investing in KYN’s common stock involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a holder of KED’s common stock should carefully consider before deciding whether to approve the Reorganization. In light of the fact that the Companies have very similar investment policies and investment strategies (as well as substantially overlapping portfolios), the risks described below should not be materially different than those applicable to an investment in KED. Holders of KED common stock should pay special attention to “—Risks Related to Our Business and Structure—Use of Leverage,” as KYN has historically made greater use longer-dated Notes than KED. You should carefully consider the following risks before voting on the Reorganization.

This section relates to KYN and the risk factors for KYN’s common stockholders (other parts of this document relate to both KYN and KED). Accordingly, references to “we” “us” “our” or “the Company” in this section are references to KYN.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in MLPs, other Midstream Energy Companies and other securities owned by us, which will generally be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Risks of Investing in MLP Units

In addition to the risks summarized herein, an investment in MLP units involves certain risks, which differ from an investment in the securities of a corporation. Limited partners of MLPs, unlike investors in the securities of a corporation, have limited voting rights on matters affecting the partnership and generally have no rights to elect the directors of the general partner. In addition, conflicts of interest exist between limited partners and the general partner, including those arising from incentive distribution payments, and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. For example, over the last few years there have been several “simplification” transactions in which the incentive distribution rights were eliminated by either (i) a purchase of the outstanding MLP units by the general partner or (ii) by the purchase of the incentive distribution rights by the MLP. These simplification transactions present a conflict of interest between the general partner and the MLP and may be structured in a way that is unfavorable to the MLP. There are also certain tax risks associated with an investment in MLP units.

Energy Sector Risk

Our concentration in the energy sector may present more risk than if we were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices (such as those experienced over the last few years), adverse political, legislative or regulatory developments or other events could have a larger impact on us than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole — in particular, during a downturn in the energy sector like what was experienced over the last few years. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Supply and Demand Risk

Midstream Energy Companies and other companies that own and operate assets that are used in or provide services to the energy sector, including assets used in exploring, developing, producing, transporting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Energy Companies”) could be adversely affected by reductions in the supply of or demand for energy commodities. In addition, Midstream Energy Companies and other Energy Companies could be adversely affected by increases in supply of energy commodities if there is not a corresponding increase in demand for such commodities. The adverse impact of these events could lead to a reduction in the distributions paid by Midstream Energy Companies and other Energy Companies to their equity holders or substantial reduction (or elimination) in the growth rate of distributions paid to equity holders, either of which could lead to a decline in (i) the equity values of the affected Midstream Energy Companies or other Energy Companies and/or (ii) our net distributable income. The volume of production of energy commodities and the volume of energy commodities available for transportation, mining, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, access to capital for Energy Companies engaged in exploration and production, catastrophic events, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, volumes of imports or exports, international politics, policies of OPEC, and increased competition from alternative energy sources. A decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Commodity Pricing Risk

The operations and financial performance of Midstream Energy Companies and other Energy Companies may be directly affected by energy commodity prices, especially those Energy Companies that own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic and international production, policies implemented by OPEC, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of Midstream Energy Companies that are solely involved in the transportation, processing, storage, distribution or marketing of commodities. For example, crude oil and natural gas liquids prices declined by over 65% from July 2014 to February 2016. Prices have since increased but remain well below July 2014 levels. These severe price declines have negatively impacted the capital expenditure budgets of Energy Companies engaged in exploration and production over the last few years. This reduction in activity levels resulted in a decline in domestic crude oil production, which impacted the operating results and financial performance of Midstream Energy Companies focused on gathering, transporting, marketing and terminalling crude oil. Volatility of commodity prices may also make it more difficult for Midstream Energy Companies and other Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices and there is uncertainty regarding these companies’ ability to maintain or grow cash distributions to their equity holders. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts, which may adversely affect the performance of Energy Companies.

Regulatory Risk

Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. As a result, state or local governments and agencies may have the ability to significantly delay or stop activities such as hydraulic fracturing, disposal of wastewater or the construction of pipeline infrastructure by enacting laws or regulations or making it difficult or impossible to obtain permits. Violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies. Additionally, government authorities, such as the Federal Energy Regulatory Commission, or FERC, and state authorities regulate the rates charged on many types of midstream assets. Those authorities can change the regulations and, as a result, materially reduce the rates charged for these midstream assets, which may adversely affect the financial performance of Midstream Energy Companies.

In the last few years, several pipeline projects have experienced significant delays related to difficulties in obtaining the necessary permits to proceed with construction (or some phase of construction). These delays have raised concerns about the ability of Energy Companies to place such projects in service and their ability to get the necessary financing to complete such projects. Furthermore, it has become much more common for opponents of energy infrastructure development to utilize the courts, media campaigns and political activism to attempt to stop, or delay as much as possible, these projects. Significant delays could result in a material increase in the cost of developing these projects and could result in the Energy Companies developing such projects failing to generate the expected return on investment or, if the project does not go forward, realizing a financial loss, either of which would adversely affect the results of operations and financial performance of the affected Energy Companies.

Changes to laws and increased regulations or enforcement policies as a result of pipeline spills (both onshore and offshore) or spills attributable to railroad accidents may also adversely affect the financial performance of Midstream Energy Companies and other Energy Companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing, the disposal of wastewater associated with hydraulic fracturing and production or the emission of greenhouse gases may adversely impact the ability of Energy Companies to economically develop oil and natural gas resources and, in turn, reduce production of such commodities and adversely impact the financial performance of Midstream Energy Companies and other Energy Companies.

The operation of energy assets, including gathering systems, pipelines, processing plants, fractionators, rail transloading facilities, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Federal, state and local governments may enact laws, and federal, state and local agencies (such as the Environmental Protection Agency) may promulgate rules or regulations, that prohibit or significantly regulate the operation of energy assets. For instance, increased regulatory scrutiny of hydraulic fracturing, which is used by

Energy Companies to develop oil and natural gas reserves, could result in additional laws and regulations governing hydraulic fracturing or, potentially, prohibiting the action. Increased regulatory scrutiny of the disposal of wastewater, which is a byproduct of hydraulic fracturing and production from unconventional reservoirs and must be disposed, could result in additional laws or regulations governing such disposal activities. For example, research exists linking the disposal of wastewater to increased earthquake activity in oil and natural gas producing regions, and legislation and regulations have been proposed in states like Oklahoma and Colorado to limit or prohibit further underground wastewater disposal. While we are not able to predict the likelihood of additional laws or regulations or their impact, it is possible that additional restrictions on hydraulic fracturing, wastewater disposal or any other activity necessary for the production of oil, natural gas or natural gas liquids could result in a reduction in production of those commodities. The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and the associated wastewater must be disposed. MLPs and other Midstream Energy Companies have spent (and continue to spend) significant amounts of capital building midstream assets to facilitate the development of unconventional reserves. As a result, restrictions on hydraulic fracturing or wastewater disposal could have an adverse impact on the financial performance of MLPs and other Midstream Energy Companies.

In response to scientific studies suggesting that emissions of certain gases, commonly referred to as greenhouse gases, including gases associated with oil and gas production such as carbon dioxide, methane and nitrous oxide among others, may be contributing to a warming of the earth’s atmosphere and other adverse environmental effects, various governmental authorities have considered or taken actions to reduce emissions of greenhouse gases. For example, the EPA has taken action to regulate greenhouse gas emissions. In addition, certain states (individually or in regional cooperation), have taken or proposed measures to reduce emissions of greenhouse gases. Also, the U.S. Congress and certain state legislatures have proposed legislative measures for imposing restrictions or requiring emissions fees for greenhouse gases. The adoption and implementation of any federal, state or local regulations imposing reporting obligations on, or limiting emissions of greenhouse gases from, MLPs and other Energy Companies could result in significant costs to reduce emissions of greenhouse gases associated with their operations or could adversely affect the supply of or demand for crude oil, natural gas, natural gas liquids or other hydrocarbon products, which in turn could reduce production of those commodities. As a result, any such legislation or regulation could have a material adverse impact on the financial performance of MLPs and other Energy Companies.

There is an inherent risk that Midstream Energy Companies and other Energy Companies may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Midstream Energy Companies and other Energy Companies. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost for any remediation that may become necessary. Midstream Energy Companies and other Energy Companies may not be able to recover these costs from insurance or recover these costs in the rates they charge customers.

Natural gas transmission pipeline systems, crude oil transportation pipeline systems and certain of storage facilities and related assets owned by MLPs and other Midstream Energy Companies are subject to regulation by the FERC. The regulators have authority to regulate natural gas pipeline transmission and crude oil pipeline transportation services, including; the rates charged for the services, terms and conditions of service, certification and construction of new facilities, the extension or abandonment of services and facilities, the maintenance of accounts and records, the acquisition and disposition of facilities, the initiation and discontinuation of services, and various other matters. Action by the FERC could adversely affect the ability of Midstream Energy Companies to establish or charge rates that would cover future increase in their costs, such as additional costs related to environmental matters including any climate change regulation, or even to continue to collect rates that cover current costs, including a reasonable return. For example, effective January 2018, the 2017 Tax Cuts and Jobs Act changed several provisions of the federal tax code, including a reduction in the maximum corporate tax rate. Following the 2017 Tax Cuts and Jobs Act being signed into law, filings have been made at FERC requesting that FERC require natural gas and liquids pipelines to lower their transportation rates to account for lower taxes. Following the effective date of the law, FERC orders granting certificates to construct proposed natural gas pipeline facilities have directed pipelines proposing new rates for service on those facilities to re-file such rates so that the rates reflect the reduction in the corporate tax rate, and FERC has issued data requests in pending certificate proceedings for proposed natural gas pipeline facilities requesting pipelines to explain the impacts of the reduction in the corporate tax rate on the rate proposals in those proceedings and to provide re-calculated initial rates for service on the proposed pipeline facilities. Furthermore, on March 15, 2018, the FERC took a number of actions that could materially adversely impact Midstream Energy Companies. First, the FERC reversed a long-standing policy that allowed MLPs to include an income tax allowance when calculating the transportation rates for cost-of-service pipelines owned by such MLPs. Second, the FERC issued a notice of proposed rulemaking to create a process to determine whether cost-of-service natural gas pipelines subject to FERC jurisdiction are overearning in light of either the lower corporate tax rate or the FERC’s policy change related to an MLP’s ability to recover an income tax allowance. Third, with respect to cost-of-service oil and refined products pipelines, the FERC announced that it will account for the lower corporate tax rate and the FERC’s policy change related to an MLP’s ability to recover an income tax allowance in 2020 when setting the next cost inflation index level, which index level sets the maximum allowable rate increases for oil and refined products pipelines and is set by FERC every five years. Finally, the FERC issued a notice of inquiry requesting comments as to how FERC should address accumulated deferred income tax balances on the regulatory books of pipelines regulated by FERC as well as comments on any other effects of the 2017 Tax Cuts and Jobs Act. Many experts believe it is likely that the proposed rule concerning natural gas pipelines will be adopted as-is or in a form very close to what the FERC has proposed. As a result, many natural gas pipelines could be required to lower their transportation rates, either through the FERC process or because shippers may challenge their rates. In addition, oil and refined products pipelines may be forced to reduce rates in 2020 or may not be able to increase rates as previously expected. Finally, the notice of inquiry could result in additional adverse outcomes for pipeline owners, including potentially compensating shippers for the reduction in accumulated deferred income taxes resulting from either the lower corporate tax rate or the FERC’s policy change related to an MLP’s ability to recover an income tax allowance, which compensation could take the form of material cash payments. The MLPs and Midstream Energy Companies that own the affected natural gas, oil or refined products pipelines could experience a material reduction in revenues and cash flows, which may in turn materially adversely affect their financial condition and results of operations. FERC may enact other regulations or issue further requests to pipelines which may lead to lower rates. Any such change could have an adverse impact on the financial condition, results of operations or cash flows of MLPs and other Midstream Energy Companies.

Depletion Risk

Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of these Energy Companies may be adversely affected if they are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If these Energy Companies fail to add reserves by acquiring or developing them, reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves or production levels. If an Energy Company, as a result of a material decline in commodity prices, has less operating cash flow to reinvest to develop or acquire reserves, it may not be able to add or maintain its reserves or production levels. During the most recent industry downturn, many Energy Companies significantly reduced capital expenditures to develop their acreage/undeveloped reserves. This reduction in activity levels resulted in declines in domestic production levels. Many Energy Companies were forced to monetize reserves or acreage to manage the balance sheets and maintain adequate liquidity levels. Some Energy

Companies were forced to file for bankruptcy in an effort to restructure their balance sheets. These actions have had a negative impact on the operating results and financial performance for MLPs and other Midstream Energy Companies engaged in the transportation, storage, distribution and processing of production from such Energy Companies.

Reserve Risks

Energy Companies engaged in the production of natural gas, natural gas liquids and crude oil estimate the quantities of their reserves. If reserve estimates prove to be inaccurate, these companies’ reserves may be overstated, and no commercially productive amounts of such energy commodities may be discovered. Furthermore, drilling or other exploration activities, may be curtailed, delayed, or cancelled as a result of low commodity prices, unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment. In addition, there are many operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution.

Catastrophic Event Risk

Midstream Energy Companies and other Energy Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, train wrecks, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in the Macondo oil spill or spills by various onshore oil pipelines) and terrorist acts. The U.S. government has issued warnings that energy assets, specifically domestic energy infrastructure (e.g. pipelines), may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such Energy Company. Midstream Energy Companies and other Energy Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to unitholders or shareholders. We expect that increased governmental regulation to mitigate such catastrophic risk, such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for MLPs and other Energy Companies.

Acquisition Risk

The abilities of Midstream Energy Companies and other Energy Companies to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that Midstream Energy Companies and other Energy Companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited (or in certain circumstances, their ability to maintain distributions). Furthermore, even if Midstream Energy Companies and other Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about volumes, revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make interest payments and distributions.

Contract Rejection/Renegotiation Risk

MLPs and other Midstream Energy Companies that operate midstream assets are also subject to the credit risk of their customers. For example, many Energy Companies that explore for and produce oil, natural gas and natural gas liquids filed for bankruptcy in the last few years as a result of the downturn in commodity prices. During the bankruptcy process, the debtor Energy Company may be able to reject a contract that it has with an MLP or other Midstream Energy Company that provides services for the debtor, which services could include gathering, processing, transporting, fractionating or storing the debtor Energy Company’s production. If a contract is successfully rejected during bankruptcy, the affected MLP or other Midstream Energy Company will have an unsecured claim for damages but will likely only recover a portion of its claim for damages and may not recover anything at all. A Midstream Energy Company that provides services to an Energy Company that is in financial distress could experience a material adverse impact to its financial performance and results of operations.

Sector Specific Risks

Energy Companies are also subject to risks that are specific to the sector in which they operate.

Midstream

MLPs and other Midstream Energy Companies that operate midstream assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. These supply and demand fluctuations could impact the aggregate volumes that are handled by Midstream Companies in North America or could impact supply flow patterns within North America, which could disproportionately impact certain midstream assets in one geographic area relative to other geographic areas. Further, MLPs and other Midstream Energy Companies are exposed to the natural declines in the production of the oil and gas fields they serve. Gathering and processing assets are most directly impacted by production declines, as volumes will decline if new wells are not drilled and connected to a system, but all midstream assets could potentially be negatively impacted by production declines. For example, as a result of a substantial increase in new midstream assets built over the last five years, several domestic shale basins have excess capacity to take supply to end-user markets. This excess capacity can lead to increased competition between MLPs and other Midstream Energy Companies and lower rates for services provided, which would have a negative impact on the operating results and financial performance for these companies. Further, many newly constructed midstream assets are underpinned by contracts that contain minimum volume commitments for a period of years (typically five to ten years). If volumes are below the level of the minimum volume commitment at the time such commitments expire and/or the rates are above prevailing market rates, the MLP or Midstream Energy Company that owns the impacted midstream assets will experience a negative impact to its operating results and financial performance. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Marine Transportation

MLPs and other Midstream Energy Companies with marine transportation assets are exposed to many of the same risks as other MLPs and Midstream Energy Companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies in our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of marine transportation company securities in our portfolio. Declining marine transportation values could affect the ability of marine transportation companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Marine transportation company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with marine transportation shipping lanes and result in market disruptions and a significant reduction in cash flow for the marine transportation companies in our portfolio.

Tax Risks of Investing in Equity Securities of MLPs

Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain), which would reduce our net distributable income. During the last three years, “roll-up” transactions, in which a sponsor acquires the outstanding units of its subsidiary MLP, have become more common, and when the sponsor is a corporation, these transactions have been taxable and resulted in the MLP unitholders becoming shareholders in a corporation. If assets historically owned by MLPs continue to migrate into corporations, by way of roll-up transactions or other merger or acquisition transactions, our net distributable income would likely be reduced. Additionally, treatment of an MLP as a corporation for federal income tax purposes, or a transfer in ownership of MLP assets to corporations, would likely result in a reduction in the after-tax return to us, likely causing a decline in the value of our assets.

The 2017 Tax Cuts and Jobs Act did not eliminate the treatment of MLPs as “pass through entities,” but it did impose certain limitations on the deductibility of interest expense and net operating loss carryforwards that could result in less deduction being passed through to us as the owner of an MLP that is impacted by such limitations. Furthermore, we cannot predict the likelihood that future legislation will result in MLPs no longer being treated as partnerships for tax purposes or result in a material increase in the amount of taxable income that we are allocated from the MLP securities in which we invest.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of February 28, 2018, we held investments in approximately 40 issuers.

As of February 28, 2018, substantially all of our total assets were invested in publicly traded securities of MLPs and other Midstream Energy Companies. As of February 28, 2018, there were less than 100 publicly traded partnerships that manage and operate energy assets and less than 20 other publicly traded Midstream Energy Companies we consider to be viable investment candidates. We primarily select our investments from this small pool of alternatives.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded Midstream Energy Companies could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs and other Midstream Energy Companies, a change in value of the securities of one could negatively influence the valuations of the securities of others that we may hold in our portfolio. Similarly, there may be a correlation in the valuation of publicly traded MLPs and commodity prices, particularly crude oil prices, even if a particular Midstream Energy Company has no exposure to crude oil.

As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Dependence on Limited Number of Customers and Suppliers

Certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. The most recent downturn in the energy industry put significant pressure on a number of these customers and suppliers. The loss of any such customers or suppliers, including through bankruptcy, could materially adversely affect such MLPs’ and other Midstream Energy Companies’ results of operation and cash flow, and their ability to make distributions to equity holders could therefore be materially adversely affected.

Capital Markets Risk

Financial markets are volatile, and Energy Companies may not be able to obtain new debt or equity financing on attractive terms or at all. For example, the downturn in commodity prices over the last few years negatively impacted the ability of Energy Companies to raise capital, and equity capital in particular, at attractive levels, and these challenges remain even though crude oil and natural gas liquids prices have increased significantly since the lows of February 2016. Downgrades of the debt of Energy Companies by rating agencies during times of distress could exacerbate this challenge. In addition, downgrades of the credit ratings of Energy Companies by ratings agencies may increase the cost of borrowing under the terms of an Energy Company’s credit facility, and a downgrade from investment grade to below investment may cause an Energy Company to be required to post collateral (or additional collateral) by its contractual counterparties, which could reduce the amount of liquidity available to such Energy Company and increase its need for additional funding sources. If funding is not available when needed, or is available only on unfavorable terms, Midstream Energy Companies and other Energy Companies may have to reduce their distributions (and many have done so over the last few years) to manage their funding needs and may not be able to meet their obligations, which may include multi-year capital expenditure commitments, as they come due. Moreover, without adequate funding, many Midstream Energy Companies and other Energy Companies will be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Political Instability Risk

The Energy Companies in which we may invest are subject to disruption as a result of terrorist activities, war, and other geopolitical events, including the upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of Midstream Energy Companies and other Energy Companies, particularly marine transportation companies, in which we invest. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of Midstream Energy Companies and other Energy Companies, even those that operate solely in North America. For example, President Trump has recently announced the imposition of tariffs of 25% on steel imports and 10% on aluminum imports into the United States pursuant to authority granted under Section 232 of the Trade Expansion Act of 1962. These tariffs may be subject to exemptions, but which countries may be exempt (and to what extent) is currently unknown. The steel tariffs could increase the cost of construction of pipelines, processing plants and other midstream assets for Midstream Energy Companies, which could have a material adverse effect on their financial performance and results of operations. Further steel tariffs could increase the cost of drilling and completing new wells for Energy Companies, which could have a material adverse effect on returns, the pace of developing acreage and the financial performance and operating results for such companies. Furthermore, countries outside of the United States have announced their intention to retaliate should they not be exempt from these tariffs. There are many ways in which such retaliation could negatively impact Energy Companies, including, for example, any retaliatory policies that negatively impact the supply of or demand for commodities or that make it more difficult or costly to export commodities.

Weather Risks

Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain Midstream Energy Companies and other Energy Companies. MLPs in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane Midstream Energy Companies experience decreased demand for their product. Although most Midstream Energy Companies and other Energy Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in the last 15 years, demonstrate that no amount of preparation can protect an Energy Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by Energy Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available to service its debt obligations and pay distributions to its equity holders depends upon the amount of cash flow generated from the company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. Large declines in commodity prices (such as those experienced from mid-2014 to early 2016) can result in material declines in cash flow from operations. In addition to the risk factors described herein, other factors which may reduce the amount of cash an MLP or other Midstream Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies). Further, covenants in debt instruments issued by MLPs and other Midstream Energy Companies in which we intend to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders. In addition, access to the capital markets (or lack thereof) to finance growth initiatives can impact the amount of cash a Midstream Energy Company elects to distribute to its equity holders. Finally, the acquisition of an MLP or other Midstream Energy Company by an acquiror with a lower yield could result in lower distributions to the equity holders of the acquired MLP or Midstream Energy Company. These kind of transactions have become more prevalent in recent years. To the extent MLPs and other Midstream Energy Companies that we own reduce their distributions to equity holders, this will result in reduced levels of net distributable income and can cause us to reduce our distributions. For example, the Company has reduced its distribution twice since December 2015 for a cumulative reduction of 32%, partly in response to lower distributions from the MLPs and Midstream Energy Companies that we own, and partly as a result of sales of securities to manage our leverage levels. See “—Risks Related to Our Business and Structure—Use of Leverage.” Currently, our net distributable income is below our annualized distribution of $1.80 per share. Over time, we expect that our distribution level will generally track net distributable income. Accordingly, if our net distributable income does not increase (or is not projected to increase) to a level that supports our distribution, the Board of Directors may reduce the distribution again.

Concentration Risk

Our investments are concentrated in the energy sector. The focus of our portfolio on specific industries within the energy sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact on us than on an investment company that does not concentrate in the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Interest Rate Risk

Valuations of securities in which we invest are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. Most of the securities in which we invest pay quarterly dividends/distributions to investors and are viewed by investors as yield-based investments. As a result, yields for these securities are also susceptible, in the short-term, to fluctuations in interest rates and the equity prices of such securities may decline when interest rates rise. Because we invest in equity securities of MLPs and other Midstream Energy Companies, our net asset value and the asset coverage ratios on our senior securities may decline if interest rates rise.

Inflation / Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

Risk of Conflicting Transactions by the Investment Adviser

Kayne Anderson manages portfolios of other investment companies and client accounts that invest in similar or the same securities as the Company. It is possible that Kayne Anderson would effect a purchase of a security for us when another investment company or client account is selling that same security, or vice versa. Kayne Anderson will use reasonable efforts to avoid adverse impacts on the Company’s transactions as a result of those other transactions, but there can be no assurances that adverse impacts will be avoided.

Equity Securities Risk

The vast majority of our assets are invested in equity securities of MLPs and other Midstream Energy Companies. Such securities are subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of MLPs and other Midstream Energy Companies, investors’ perceptions of the energy industry, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, MLP and other Midstream Energy Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments (or reduces the amount of such payments) because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that we could have difficulty selling such securities at the time and price we would like.

Small Capitalization Risk

Certain of the MLPs and other Midstream Energy Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indices. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk

An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade in the credit rating of a security by rating agencies may further decrease its value. Additionally, we may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk

Below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) are rated Ba1 or less by Moody’s, BB+ or less by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Proposal One: Reorganization—Investment Objective and Policies of KYN”.

Prepayment Risk

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Interest Rate Risk for Debt and Equity Securities

Debt securities, and equity securities that pay dividends and distributions, have the potential to decline in value, sometimes dramatically, when interest rates rise or are expected to rise. In general, the values or prices of debt securities vary inversely with interest rates. The change in a debt security’s price depends on several factors, including its maturity. Generally, debt securities with longer maturities are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms).

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are

“restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act. We may purchase equity securities in a PIPE transaction that are structured as common equity that pay distributions in kind for a period of time (the “PIK period”) or as convertible preferred equity (that may also pay distributions in kind). The issuers of these securities may not be able to pay us distributions in cash after the PIK period. Further, at the time a convertible preferred equity investment becomes convertible into common equity, the common equity may be worth less than the conversion price, which would make it uneconomic to convert into common equity and, as a result, significantly reduce the liquidity of the investment.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, we may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk.”

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in MLPs and Midstream Energy Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value, and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, including taxes related to realized gains, that are borne by us. It could also result in an acceleration of realized gains on portfolio securities held by us (and payment of cash taxes on such realized gains). See “Proposal One: Reorganization—Investment Objective and Policies of KYN—Investment Practices—Portfolio Turnover.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

During the fiscal year ended November 30, 2017, we wrote covered call options. The fair value of these derivative instruments, measured on a weekly basis, was less than 1% of our total assets during fiscal 2017. In prior years, we have written covered call options and entered into interest rate swaps. We expect to continue to utilize derivative instruments in a manner similar to our activity during fiscal 2017. We will not allow the fair value of our derivative instruments to exceed 25% of total assets.

We have written covered calls in the past and may do so in the future. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on an interest rate swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of our debt securities, revolving credit facility and other borrowings (collectively, our “Borrowings”) and our preferred stock (together with our Borrowings, “Leverage Instruments”), we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 25% - 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 39% - 50% of our net asset value as of February 28, 2018). Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. As of February 28, 2018, our Leverage Instruments represented approximately 31% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of February 28, 2018, we had $747 million of Notes outstanding and 11,680,000 Mandatory Redeemable Preferred (“MRP”) Shares ($292 million aggregate liquidation preference) outstanding. As of February 28, 2018, we did not have any borrowings outstanding under our term loan or credit facility. Our revolving credit facility has a term of one year and matures on February 15, 2019, and our term loan matures on February 18, 2019. Our Notes and MRP Shares have maturity dates and mandatory redemption dates ranging from 2018 to 2025. If we are unable to renew or refinance our credit facility or term loan prior to maturity or if we are unable to refinance our Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt or MRP Shares as they mature. If we are required to sell portfolio securities to repay outstanding debt or MRP Shares as they mature or to maintain asset coverage ratios, such sales may be at prices lower than what we would otherwise realize if we were not required to sell such securities at such time.

Additionally, we may be unable to refinance our debt or MRP Shares or sell a sufficient amount of portfolio securities to repay debt or MRP Shares as they mature or to maintain asset coverage ratios, which could cause an event of default on our debt securities or MRP Shares.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on Notes and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Certain types of leverage, including the Notes and MRP Shares, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition. In a declining market, we may need to sell securities in our portfolio to maintain asset coverage ratios, which would impact the distributions to us, and as a result, our cash available for distribution to common stockholders. For example, from August 31, 2014 to April 30, 2016, we reduced our total debt by $759 million and total MRP Shares by $95 million in order to maintain our asset coverage ratios. The decline in cash distributions to us resulting from securities sales to fund this reduction in leverage was one of the factors leading to the reduction in our distribution to common stockholders in December 2015 and March 2017. While we believe maintaining our asset coverage ratios and selling portfolio securities was the prudent course of action, it is unlikely that we would have elected to sell securities at the time had we not had leverage. Furthermore, because we repaid certain of our Notes and MRP Shares prior to their stated maturities or mandatory redemption dates, we incurred prepayment penalties. By continuing to utilize Notes and MRP Shares, we may again be forced to sell securities at an inopportune time in the future to maintain asset coverage ratios and may be forced to pay additional prepayment penalties on our Notes and MRP Shares. Our Notes and MRP Shares also may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Interest Rate Hedging Risk

We hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of our portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to KAFA’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that KAFA’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock

(and asset coverage ratios for our senior securities). In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Tax Risks

In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Taxability of Distributions Received

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, currently a 3.8% federal tax on net investment income (the “Tax Surcharge”) generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers. Prior to the December 22, 2017 enactment of the 2017 Tax Cuts and Jobs Act, certain legislative proposals called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. We cannot predict whether such proposals will resurface, and the elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which we invest and the energy sector generally.

Tax Risks of Investing in our Securities

A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common and preferred stockholders.

Other Tax Risks

As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction in the depreciation deduction passed through to us, which may, in turn, result in increased current tax liability to us. In addition, changes to the tax code that impact the amount of income, gain, deduction or loss that is passed through to us from the MLP securities in which we invest (for example through changes to the deductibility of interest expense or changes to how capital expenditures are depreciated) may also result in an increased current tax liability to us. For example, the 2017 Tax Cuts and Jobs Act imposed certain limitations on the deductibility of interest expense that could result in less deduction being passed through to us as the owner of an MLP that is impacted by such limitations. We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes, and if an MLP in our portfolio is acquired by another Energy Company in a transaction treated as a sale for federal income tax purposes, including in a “roll-up” transaction, we will not have control of the timing of when we become liable for such deferred taxes.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes.

The 2017 Tax Cuts and Jobs Act also imposed limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and elimination of carrybacks). These new limitations may impact certain deductions to taxable income and may result in an increased current tax liability to us. To the extent certain deductions are limited in any given year, we may not be able to utilize such deductions in future periods if we do not have sufficient taxable income. See “Proposal One: Reorganization—Certain Federal Income Tax Matters.”

Deferred Tax Risks of Investing in our Securities

The Tax Cuts and Jobs Act reduced the federal corporate tax rate from 35% to 21%. Because our deferred tax liability is based primarily on the federal corporate tax rate, the enactment of the bill significantly reduced our deferred tax liability and increased our net asset value. We revalued our deferred tax liability at the lower rate on December 22, 2017, which resulted in an increase to our net asset value of $1.84 per share (or 11.0%) at such time. If the federal income tax rate were to increase or return to the 35% rate in the future, our deferred tax liability would increase resulting in a corresponding decrease to our net asset value.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. KAFA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the MLP and Midstream Energy industries. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals manage a number of investment vehicles on behalf of Kayne Anderson and, as a result, do not devote all of their time to managing us, which could negatively impact our performance. Furthermore, these individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Proposal One: Reorganization—Management—Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a closed-end investment company listed on the NYSE under the ticker “KED” and Kayne Anderson Midstream/Energy Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KMF.” Contemporaneously with the Reorganization, KMF and KYE are pursuing a similar combination transaction that, if approved, is expected to close at the same time as the Reorganization.

In addition to closed-end investment companies, KAFA also manages separately managed accounts which together had approximately $242 million in combined total assets as of January 31, 2018, and KACALP manages several private investment funds and separately managed accounts (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours or that otherwise create potential conflicts of interest with us. For example, Kayne Anderson formed Kayne Anderson Acquisition Corp. (“KAAC”) in March 2017, a special purpose acquisition company formed for the purpose of effecting a business combination with an Energy Company. KAAC may compete with the MLPs or other Midstream Energy Companies in which we invest or may enter into one or more transactions with Energy Companies that may preclude an investment by us in the same entities for regulatory or other reasons.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to KAFA is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we have adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of KAFA, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our common stock. See “Proposal One: Reorganization—Market and Net Asset Value Information—Net Asset Value.”

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which we invest. We also note that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, we believe that many of the limited partnership interests in which we invest should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests we hold in certain limited partnerships to be voting securities. If such a determination were made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests we hold as a voting security, we consider, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, we generally have not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, we have treated those securities as voting securities and, therefore, as affiliates. If we do not consider the security to be a voting security, we will not consider such partnership to be an “affiliate” unless we and our affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect its board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, we do not consider ourself to be an affiliate if we own more than 5% of such partnership’s common units.

As of February 28, 2018, we considered Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. to be affiliates. Robert V. Sinnott is Co-Chairman of KACALP, the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). We believe that we are an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) our and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

As of March 2, 2018, we believe we are an affiliate of Buckeye Partners, L.P. due to the aggregate ownership by us and our affiliates exceeding 5% of its voting securities.

We believe that we are an affiliate of KAAC as a result of our being under common control, including as a result of the fact that Messrs. Sinnott, McCarthy and Hart serve as officers or directors of KAAC.

We must abide by the 1940 Act restrictions on transactions with affiliates and, as a result, our ability to purchase securities of Plains GP, PAA and KAAC may be more limited in certain instances than if we were not considered an affiliate of such companies.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, INC. member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of KAFA than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and allowing a majority of our entire Board of Directors to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

Additional Risks Related to Our Common Stock

Market Discount from Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. From the beginning of the year until February 28, 2018, our common stock has traded at an average discount of 1.9% to net asset value per share. This discount may persist or widen, and there is no assurance that our common stock will trade at a premium again. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas holders of notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates or actual or anticipated changes in investment values in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates or changes in investment values are difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates (or future changes in investment values), and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Proposal One: Reorganization — Description of Securities.”

PROPOSAL ONE: REORGANIZATION

The Board of Directors of KED, including the Independent Directors, has unanimously approved the Reorganization Agreement, declared the Reorganization advisable and directed that the Reorganization proposal be submitted to the KED stockholders for consideration. If the stockholders approve the Reorganization, KED would transfer substantially all of its assets to KYN, and KYN would assume substantially all of KED’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KYN, which will be distributed by KED to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KED will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. The aggregate NAV of KYN common shares received by KED common stockholders in the Reorganization will equal the aggregate NAV of KED common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. KYN will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

In connection with the Reorganization, each holder of KED MRP Shares will receive in a private placement an equivalent number of newly issued KYN Series K MRP Shares having substantially identical terms as the KED MRP Shares. The aggregate liquidation preference of the KYN Series K MRP Shares received by the holder of KED MRP Shares in the Reorganization will equal the aggregate liquidation preference of the KED MRP Shares held immediately prior to the closing of the Reorganization. The KYN Series K MRP Shares to be issued in the Reorganization will have equal priority with KYN’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KYN. In addition, the preferred shares of KYN, including the KYN Series K MRP Shares to be issued in connection with the Reorganization, will be senior in priority to KYN common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KYN.

If the Reorganization is not approved by stockholders of KED, KYN and KED will each continue to operate as a standalone Maryland corporation advised by KAFA and will each continue its investment activities in the normal course. It is important for stockholders of KED to understand that, if the Reorganization is approved, it is expected that the Board of Directors will be composed of the individuals described in “Proposal Two: Election of Directors” of this joint proxy statement/prospectus. Stockholders of KED will not have the opportunity to vote for any of these individuals until the first annual meeting following the closing of the Reorganization, though six of the seven nominees are existing directors of KED. If the Reorganization is not approved by stockholders of KED, KED expects to hold its own 2018 Annual Meeting of Stockholders later in the year.

Reasons for the Reorganization

The Reorganization seeks to combine two Companies with similar portfolios and investment objectives. Each Company (i) is managed by KAFA, (ii) seeks to achieve its investment objective by investing primarily in MLPs and other Midstream Energy Companies, and (iii) has similar fundamental investment policies and nonfundamental investment policies. Each Company is also taxed as a corporation. The Reorganization will also permit each Company to pursue this investment objective and strategy in a larger fund that will continue to focus on MLPs and other Midstream Energy Companies.

In unanimously approving the Reorganization, the Board of Directors of each Company, including each Company’s Independent Directors, determined that participation in the Reorganization is in the best interests of each Company and its stockholders and that the interests of the stockholders of each Company will not be diluted on the basis of NAV as a result of the Reorganization. Before reaching these conclusions, the Board of Directors of each Company engaged in a thorough review process relating to the proposed Reorganization. The Boards of Directors of each Company, including the Independent Directors, considered the Reorganization at meetings held in 2017 and 2018 and unanimously approved the Reorganization Agreement, declared the Reorganization advisable and, at a meeting held on February 5, 2018, directed that the Reorganization be submitted to the stockholders of KED.

In making this determination, the Board of Directors of each Company considered (i) the expected benefits of the transaction for each Company and (ii) the fact that both Companies have very similar investment policies and investment strategies. As of February 28, 2018, each Company had over 98% of its long-term investments invested in midstream MLPs and other Midstream Energy Companies. KED’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. KED seeks to achieve this objective by investing at least 80% of its total assets in Energy Companies. KYN’s investment objective is to obtain a high after-tax total return, which it seeks to achieve by investing at least 85% of its total assets in MLPs and other Midstream Energy Companies. The Combined Company will pursue KYN’s investment objective and follow KYN’s investment policies. In addition, KYN will change its name to Kayne Anderson MLP/Midstream Investment Company. This name change will be effective on or about a date that is 60 days after the date that this joint proxy statement/prospectus is mailed to stockholders.

The potential benefits and other factors considered by the Board of Directors of each Company with regard to the Reorganization include, but were not limited to, the following:

•	Elimination of duplicative expenses and greater economies of scale

The Reorganization is expected to result in an increase in expenses as a percentage of net assets for KED stockholders, though it is expected that the Reorganization will result in a decrease in expenses as a percentage of total assets. We expect that the Combined Company will have a lower expense level than KYN, driven by estimated aggregate cost savings of approximately $1.5 million annually, the majority of which is expected to be attributable to reduced operating costs. The Companies incur operating expenses that are fixed (e.g., board fees, printing fees, legal and auditing services) and operating expenses that are variable (e.g., administrative and custodial services that are based on assets under management). Many of these fixed expenses are duplicative between the Companies and can be eliminated as a result of the Reorganization. There will also be an opportunity to reduce variable expenses by taking advantage of greater economies of scale. Because the Reorganization is expected to be completed during the third quarter of fiscal 2018, and because there are expenses associated with the Reorganization, the full impact of the elimination of duplicative expenses will not be entirely recognized this year. We expect the Combined Company to realize the full benefit during fiscal 2019.

The increase in expenses as a percentage of net assets for KED’s stockholders is almost entirely a result of a larger deferred tax liability (as a percentage of total assets) at the Combined Company as compared to stand-alone KED, which causes net assets for the Combined Company to be smaller as a percentage of total assets as compared to stand-alone KED. As indicated above, it is expected that KED stockholders will enjoy lower annual expenses as a percentage of total assets.

•	Potential for reduced management fee in the future as assets appreciate, due to new KYN management fee waiver

As of February 28, 2018, KYN was subject to a management fee of 1.375% on its $3.4 billion in total assets. KAFA has agreed to revise its management fee waiver agreement with KYN as part of the Reorganization. The revised fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current and proposed management fee waivers:

KYN Asset Tiers for Fee Waiver		Management Fee Waiver	Applicable Management Fee(1)
Current	Proposed
$0 to $4.5 billion	$0 to $4.0 billion	0.000%	1.375%
$4.5 billion to $9.5 billion	$4.0 billion to $6.0 billion	0.125%	1.250%
$9.5 billion to $14.5 billion	$6.0 billion to $8.0 billion	0.250%	1.125%
Greater than $14.5 billion	Greater than $8.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.

KAFA has also agreed to waive an amount of management fees (based on KYN’s and KED’s assets under management at closing of the Reorganization) such that the pro forma, run-rate fees payable to KAFA are not greater than the aggregate, run-rate management fees payable if KYN and KED had remained stand-alone companies. The waiver will last for three years and was estimated to be approximately $0.3 million per year as of February 28, 2018. The new fee waivers would be effective at the time the Reorganization closes and would not be subject to recapture, either with respect to KYN, KED or the Combined Company. Based on KED’s current management fee (net of its management fee waiver), the Combined Company’s management fee as a percentage of net assets is expected to be higher than KED’s stand-alone fee. KED’s management fee waiver agreement is an annual agreement that reduces KED’s management fee by as much as 0.5% (from 1.75%) based on the percentage of the Company’s long term investments that are private investments (i.e. not publicly traded). If KED’s portfolio of long-term investments were to change to include a larger percentage of private investments than it currently does, KED’s management fee would increase as a result of a smaller fee waiver. Further, if KED’s management fee waiver were not to be renewed, its management fee would be higher.

•	Reorganization expected to increase KYN’s net distributable income and KED’s distribution level

The Reorganization is expected to result in an increase to KYN’s net distributable income per share, in part due to the anticipated cost savings from the transaction. In connection with the Reorganization, KYN announced its intention to pay a distribution at its current annualized rate of $1.80 per share for the 12 months ending February 28, 2019. Based on this distribution level, the Reorganization is expected to result in an increase to the distribution received by KED’s common stockholders by approximately 13 cents on an annualized basis (approximate 8% increase). This estimate is based on the relative net asset value (“NAV”) per share of the companies as of February 28, 2018 (which would have resulted in an exchange ratio of approximately 0.96 shares of KYN for each share of KED). Historically, a portion of the distributions paid to common stockholders of KYN and KED has been classified as a return of capital, and we expect that a portion of the distributions paid to common stockholders of the Combined Company may be classified as a return of capital, though the amount will depend on the earnings and profits of the Combined Company in any given year. A “return of capital” represents a return of a stockholder’s original investment and should not be confused with a dividend from earnings and profits. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Cash Flow Risk.”

•	KED’s stockholders should benefit from the larger asset base of the Combined Company.

The larger asset base of the Combined Company relative to KED may provide greater financial flexibility. In particular, as a larger entity, KED’s stockholders should benefit from the Combined Company’s access to more attractive leverage terms (i.e., lower borrowing costs on debt and preferred stock) and a wider range of alternatives for raising capital to grow the Combined Company.

•	KED’s stockholders should benefit from enhanced market liquidity and may benefit from improved trading relative to NAV per share.

The larger market capitalization of the Combined Company relative to KED should provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the equity market capitalization and average daily trading volume for each Company on a standalone basis as well as for the Combined Company. KED stockholders will be part of a much larger company with significantly higher trading volume. KED’s Board of Directors also considered the fact that KYN has historically traded at a premium to NAV per share whereas KED has historically traded at a discount to NAV per share. For example, for the three years ended February 28, 2018, KYN has traded at an average premium to NAV of 2.4%, and KED has traded at an average discount to NAV of 2.8%.

	KYN	KED	Pro Forma Combined KYN
Equity capitalization ($ in millions)	$2,004	$180	$2,184
Average daily trading volume(1)	844	68	NA

As of February 28, 2018.

(1)	90-day average trading volume in thousands of shares.

•	Higher management fee to be paid by the Combined Company as compared to KED stand-alone.

In approving the Reorganization, the Board of Directors took into consideration that the management fee to be paid by the Combined Company would be higher than KED’s (based on KED’s current portfolio and fee waiver attributable to public company holdings).

•	Relative performance history of each Company.

As part of the consideration for the Reorganization, the Board of Directors of each Company reviewed and evaluated the relative performance history of each Company over different time periods compared to each other as well as other comparable closed-end funds.

•	No gain or loss is expected to be recognized by stockholders of either Company for U.S. federal income tax purposes as a result of the Reorganization.

The Reorganization is intended to qualify as tax-free for federal income tax purposes. Stockholders of KYN and KED are not expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional KYN common shares). See “Material U.S. Federal Income Tax Consequences of the Reorganization.”

•	The expectation that KED stockholders should carry over to KYN the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Reorganization is treated as tax-free as intended.

Based on the intended tax treatment of the Reorganization, the aggregate tax basis of KYN common stock received by a stockholder of KED should be the same as the aggregate tax basis of the common shares of KED surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of KYN common stock for which cash is received). See “Material U.S. Federal Income Tax Consequences of the Reorganization.”

•	The exchange will take place at the Companies’ relative NAV per share.

The aggregate net asset value of the KYN shares that KED stockholders will receive in the Reorganization is expected to equal the aggregate net asset value that KED stockholders owned immediately prior to the Reorganization (adjusted for KED’s share of costs related to the Reorganization). No fractional common shares of KYN will be issued to stockholders in connection with the Reorganization, and KED stockholders will receive cash in lieu of such fractional shares.

•	Stockholder rights are expected to be preserved.

Both of the Companies involved in the Reorganization are organized as Maryland corporations. Common stockholders of each of KYN and KED have substantially similar voting rights as well as rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Company and have no preemptive, conversion, or exchange rights.

•	KAFA is expected to continue to manage the Combined Company.

The Companies will retain consistency of management. Stockholders of the Combined Company may benefit from the continuing experience and expertise of KAFA and its commitment to the very similar investment style and strategies to be used in managing the assets of the Combined Company.

Considering the reasons outlined above and other reasons, the Board of Directors of each Company unanimously concluded that consummation of the Reorganization is advisable and in the best interests of each Company and its stockholders. The approval determination was made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole, though individual directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Investment Objectives and Policies of KYN

This section relates to KYN and its Investment Objective and Policies (other parts of this document relate to both KYN and KED). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities, as such term is defined under the 1940 Act. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

Our investment objective and investment policies are substantially similar, but not identical, to those of KED. For a comparison of the Companies, see “— Comparison of the Companies.”

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. On February 5, 2018, our Board of Directors approved a change in our name to Kayne Anderson MLP/Midstream Investment Company and the removal of our non-fundamental investment policy that required that we invest at least 80% of our total assets in MLPs for as long as the word “MLP” is in our name. The name change and the removal of the policy will be effective on or about a date that is 60 days after the date that this joint proxy statement/prospectus is mailed to stockholders. After these changes are effective, the following will be our non-fundamental investment policies:

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

•	Under normal market conditions, our policy is to utilize our Leverage Instruments in an amount that represents approximately 25% - 30% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of Midstream Energy Companies, including midstream MLPs, (ii) equity securities of other Energy Companies and (iii) debt securities of Energy Companies. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this joint proxy statement/prospectus and the Statement of Additional Information.

Description of Midstream Energy Companies

Midstream Energy Companies (including midstream MLPs) are Energy Companies that primarily own and operate midstream assets, which are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream assets include those used in transporting, storing, gathering, treating, processing, fractionating, transloading, distributing or marketing of natural gas, natural gas liquids, oil or refined products. Midstream Energy Companies are often structured in partnership format (as Master Limited Partnership) but are increasingly structured as taxable corporations.

Natural gas related midstream assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to end users. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Midstream assets also process, store and transport natural gas liquids, or NGLs. Before natural gas can be transported through major transportation pipelines, it must be processed by removing the NGLs to meet pipeline specifications. NGLs are transported by pipelines, truck, rail and barges from natural gas processing plants to fractionators and storage facilities. At the fractionator, the NGLs are separated into component products such as ethane, propane, butane and natural gasoline. These products are then transported to storage facilities and end consumers, such as petrochemical facilities and other industrial users.

Similarly, midstream assets transport crude oil by pipeline, truck, rail and barge from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline, truck, rail and barges from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of midstream assets generally do not own the energy products flowing through their assets. Instead, midstream assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service may be regulated by the Federal Energy Regulatory Commission or a similar state agency, may be based on the market price of the transported commodity or may be based on negotiated rates.

Description of How MLPs are Structured

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a

U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”), usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Investment Practices

Covered Calls

We may write call options with the purpose of generating cash from call premiums, generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments

For purposes of determining compliance with the requirement that we invest 85% of our total assets in MLPs and other Midstream Energy Companies, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk.”

Portfolio Turnover

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners, a substantial portion of which would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to the portion of such distributions treated as return of capital would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “— Certain Federal Income Tax Matters.”

Use of Leverage

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage

Instruments in an amount that represents approximately 25% - 30% of our total assets, including proceeds from such Leverage Instruments (which equates to 39% - 50% of our net asset value as of February 28, 2018). Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. As of February 28, 2018, our Leverage Instruments represented approximately 31% of our total assets. At February 28, 2018, our asset coverage ratios under the 1940 Act were 410% and 295% for debt and total leverage (debt plus preferred stock), respectively. We target asset coverage ratios that give us ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our Leverage Instruments. These targets are dependent on market conditions and may vary from time to time. Currently, we are targeting asset coverage ratios that provide an approximate 30% cushion relative to our financial covenants (i.e., market values could decline by approximately 30% before our asset coverage ratios would be equal to our financial covenants). Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this joint proxy statement/prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, KAFA in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common stockholders.

The management fees paid to KAFA will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the management fee payable to KAFA may be higher than if we did not use a leveraged capital structure. Consequently, we and KAFA may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of such Borrowing over its stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an asset coverage of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede KAFA from managing our portfolio in accordance with our investment objective and policies.

If an event of default is not cured, under any Borrowing, the lenders have the right to cause our outstanding Borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on unsecured notes (“Notes”) and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. Further, while the MRP Shares are outstanding, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 225% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 225%. If necessary, we will purchase or redeem our preferred stock to maintain the applicable asset coverage ratio. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of our preferred stock (voting as a class). Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

To the extent that we use additional Leverage Instruments, the Borrowings that we anticipate issuing will have maturity dates ranging from 1 to 12 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5 to 10 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage

Instruments when they mature, we will trigger an event of default on our Borrowings (which will increase the interest rate on such Borrowings and give the holders of such Borrowings certain rights) and will trigger a higher dividend rate on our preferred stock.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our common stock. See “— Investment Objective and Policies of KYN — Our Portfolio —Temporary Defensive Position.”

Effects of Leverage

As of February 28, 2018, we had $747 million, aggregate principal amount, of fixed rate Notes outstanding.

As of February 28, 2018, we did not have any outstanding borrowings under our revolving credit facility. The interest rate payable by us on borrowings under our revolving credit facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., Scotiabank, Morgan Stanley Bank, N.A., Wells Fargo Bank, N.A. and Royal Bank of Canada may vary between one-month LIBOR plus 1.30% and one-month LIBOR plus 1.95%, depending on asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.30% per annum based on asset coverage ratios as of February 28, 2018. We pay a commitment fee equal to a rate of 0.20% per annum on any unused amounts of the $150 million commitment for the revolving credit facility. Our revolving credit facility has a one-year term maturing on February 15, 2019.

As of February 28, 2018, we did not have any borrowings outstanding under our term loan. The interest rate payable by us on our borrowings under our term loan with Sumitomo Mitsui Banking Corporation is LIBOR plus 1.30% per annum. We pay a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the $150 million commitment for the term loan. Amounts borrowed under our term loan can be repaid and subsequently reborrowed. Our term loan matures on February 18, 2019.

As of February 28, 2018, we had $292 million aggregate liquidation value of MRP Shares outstanding.

Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 3.85%. Income generated by our portfolio as of February 28, 2018 must exceed 1.60% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” Further, the assumed investment portfolio total returns are after all of our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common stock total return. The table further reflects the issuance of Leverage Instruments representing 31% of our total assets (actual leverage at February 28, 2018), and our estimated leverage costs of 3.85%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(19.5)%	(11.1)%	(2.7)%	5.7%	14.1%

Common stock total return is composed of two elements: common stock distributions paid by us (the amount of which is largely determined by our net distributable income after paying dividends or interest on our

Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

Comparison of the Companies

Each Company (i) is managed by KAFA, (ii) seeks to achieve its investment objective by investing primarily in MLPs and other Midstream Energy Companies, and (iii) has similar fundamental investment policies and similar nonfundamental investment policies. Each Company is also taxed as a corporation. The table below provides a more detailed comparison of the Companies.

KYN	KED

Organization:

Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act

Fiscal Year End:

November 30

Investment Advisor:

KA Fund Advisors, LLC

Investment Advisory Fee Structure:

1.375% of average total assets(1)	1.75% of average total assets(2)

Net Assets as of February 28, 2018:

$2,022 million	$182 million

Listing of Common Shares:

NYSE: KYN	NYSE: KED

Investment Objective:

Obtain a high after-tax total return by investing at least 85% of total assets in MLPs and other Midstream Energy Companies	Generate both current income and capital appreciation primarily through equity and debt investments

Fundamental Investment Policies:

Without appropriate approval, KYN may not:	Without appropriate approval, KED may not:

• Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments	• Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments

• Purchase or sell commodities	• Purchase or sell commodities

• Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or the SEC	• Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or the SEC

KYN	KED

•  Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan (in each case subject to certain exceptions)

•  Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations and/or engaging in direct corporate loans in accordance with its investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan (in each case subject to certain exceptions)

• Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws	• Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws

•  Concentrate its investments in a particular “industry” (other than MLPs and other Midstream Energy Companies and investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities)

• Modify its intention to concentrate its investments in the energy industry.

Nonfundamental Investment Policies:

• Invest at least 80% of total assets in MLPs under normal market conditions (for so long as long as the word “MLP” is in its name)(3)	• Invest at least 80% of total assets in Energy Companies

• Invest at least 50% of total assets in publicly traded securities of MLPs and other Midstream Energy Companies	• Permitted use of derivative investments and engagement in short sales to hedge against interest rate, market and issuer risks

• Under normal market conditions, invest up to 50% of total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies	• Under normal market conditions, use Leverage Instruments in an amount that equals 20% to 30% of total assets

• Up to 15% of total assets in any single issuer.

•  Up to 20% of total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality

•  Up to one-quarter of permitted investments in debt securities (or up to 5% of total assets) invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies

KYN	KED

• Permitted use of derivative investments and engagement in short sales to hedge against interest rate, market and issuer risks

• Under normal market conditions, use Leverage Instruments in an amount that represents approximately 25%-30% of total assets, including proceeds from such Leverage Instruments

Tax Treatment:

Corporation for federal income tax purposes

(1)	KAFA has agreed to revise its management fee waiver agreement with KYN as part of the Reorganization. The revised management fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.0 billion, a fee of 1.250% on average total assets between $4.0 billion and $6.0 billion, a fee of 1.125% on average total assets between $6.0 billion and $8.0 billion and a fee of 1.000% on average total assets in excess of $8.0 billion. Management fees for each Company reflect actual expenses for the fiscal year ended November 30, 2017. KAFA has also agreed to waive an amount of management fees (based on assets under management at closing of the Reorganization) such that the pro forma fees payable to KAFA are not greater than the aggregate management fees payable if KYN and KED had remained stand-alone companies. The waiver will last for three years and was estimated to be approximately $0.3 million per year as of February 28, 2018. For the fiscal year ended November 30, 2017, KYN paid management fees at an annual rate of 1.375% of quarterly average total assets. See “— Management — Investment Management Agreement — KYN.”

(2)	KAFA has agreed, for a period of one year ending on March 30, 2018, to waive a portion of its management fee. The fee waiver agreement provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of KED’s long-term investments that is not publicly traded (i.e., Level 3 investments). If KED’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of KED’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if KED holds 100% public investments. For the fiscal year ended November 30, 2017, KED paid management fees at an annual rate of 1.27% of its quarterly average total assets. See “— Management — Investment Management Agreement — KED.”

(3)	On February 5, 2018, KYN’s Board of Directors approved a change in KYN’s name to Kayne Anderson MLP/Midstream Investment Company and the removal of its non-fundamental investment policy related to the word “MLP” in its name. The name change and the removal of the policy will be effective on or about a date that is 60 days after the date that this joint proxy statement/prospectus is mailed to stockholders.

Management

Directors and Officers

Each Company’s business and affairs are managed under the direction of its Board of Directors, including supervision of the duties performed by KAFA. Following the Reorganization, it is expected that KYN’s Board of Directors will consist of eight directors (subject to the election of all nominated directors identified in “Proposal Two: Election of Directors”). KED’s Board of Directors currently consists of seven directors. Each Board of Directors includes a majority of Independent Directors. Each Board of Directors elects each Company’s officers, who serve at the Board’s discretion, and are responsible for day-to-day operations. Additional information regarding each Company’s Board of Directors and their committees is set forth in “Proposal Two: Election of Directors” and under “Management” in the Statement of Additional Information.

Investment Adviser

KAFA is each Company’s investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). KAFA also is responsible for managing each Company’s business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is KACALP, an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of each Company’s portfolio is led by three of its Senior Managing Directors, Kevin S. McCarthy, J.C. Frey and James C. Baker. Messrs. McCarthy and Frey have each served as portfolio managers since KYN’s and KED’s inception in 2004 and 2006, respectively. Mr. Baker has served as portfolio manager since November 2017. Each portfolio manager is jointly and primarily responsible for the day-to-day management of each Company’s portfolio. The portfolio managers draw on the support of the research analyst team at Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Co-Chairmen, Richard Kayne, and Robert V. Sinnott.

Portfolio Management

Kevin S. McCarthy is each Company’s Chief Executive Officer, and he has served as the Chief Executive Officer and co-portfolio manager of KYN since September 2004, of Kayne Anderson Energy Total Return Fund, Inc. since March 2005, of KED since September 2006, and Kayne Anderson Midstream/Energy Fund, Inc. since November 2010. Mr. McCarthy has served as the Chairman of the Board of Directors of Kayne Anderson Acquisition Corp. since March 2017. Mr. McCarthy currently serves as a Managing Partner of KACALP and Co-Managing Partner of KAFA. Prior to joining Kayne Anderson, Mr. McCarthy was global head of energy at UBS Securities LLC. In that role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Managing Partner of KACALP and Co-Managing Partner of KAFA. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of each Company, Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Midstream/Energy Fund, Inc. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

James C. Baker is a Senior Managing Director of Kayne Anderson. He serves as each Company’s co-portfolio manager and President and as co-portfolio manager and President of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Midstream/Energy Fund, Inc., and serves on the Board of Directors of KED. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Firm Management

Richard A. Kayne is Co-Chairman of Kayne Anderson. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is Co-Chairman of Kayne Anderson. Mr. Sinnott has been member of the Board of Directors that oversees Plains All American Pipeline, LP and Plains GP Holdings, L.P. since 1998, has been a director of California Resources Corporation since 2014, and has served as the Vice-Chairman of the Board of Directors of Kayne Anderson Acquisition Corp. since March 2017. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America, N.A. in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

Michael Levitt joined Kayne Anderson as its Chief Executive Officer in July 2016. Mr. Levitt was formerly Vice Chairman of Credit with Apollo Global Management, LLC. Prior to Apollo, Mr. Levitt founded and served as Chairman and CEO of Stone Tower Capital LLC, a credit-focused alternative investment management firm that was acquired by Apollo in 2012. Previously, Mr. Levitt worked as a partner with Hicks, Muse, Tate & Furst Incorporated, where he was involved in many of the firm’s media and consumer investments. Prior thereto, Mr. Levitt served as the Co-Head of the Investment Banking Division of Smith Barney Inc. Mr. Levitt began his investment banking career at, and ultimately served as a Managing Director of, Morgan Stanley & Co., Inc. Mr. Levitt oversaw the firm’s corporate finance and advisory businesses related to private equity firms and non-investment grade companies. Mr. Levitt has a BBA degree from the University of Michigan and a JD degree from the University of Michigan Law School. Mr. Levitt serves on the University of Michigan’s Investment Advisory Board.

Investment Professionals

Ron M. Logan, Jr. is a Senior Managing Director of Kayne Anderson. He serves as each Company’s Senior Vice President and as Senior Vice President and assistant portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA degree from the University of Chicago in 1994.

Jody C. Meraz is a Managing Director for Kayne Anderson. He serves as each Company’s Vice President and as Vice President and assistant portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Midstream/Energy Fund, Inc. He is responsible for providing analytical support for investments in master limited partnerships and other energy sub-sectors. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from The University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Alan Boswell is a Managing Director for Kayne Anderson. He serves as each Company’s Vice President and as Vice President at Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Midstream/Energy Fund, Inc. He is responsible for providing analytical support for investments in master limited partnerships and other energy sub-sectors. Prior to joining Kayne Anderson in 2012, Mr. Boswell was a Vice President in the global energy group at Citigroup Global Markets Inc. where he focused on securities underwriting and mergers and acquisitions, primarily for midstream energy companies. Prior to joining Citigroup, Mr. Boswell practiced corporate securities law for Vinson & Elkins L.L.P. from 2005 to 2007. Mr. Boswell received an AB degree in Economics from Princeton University in 2001 and a JD degree from The University of Texas School of Law in 2005.

Eric Javidi is a Managing Director for Kayne Anderson. He is responsible for providing analytical support for investments in the area of master limited partnerships and other midstream companies. Prior to joining Kayne Anderson in 2015, Mr. Javidi was an executive director in the energy investment banking group at UBS Securities LLC. Before joining UBS in 2012, Mr. Javidi began his investment banking career in the natural resources group at Lehman Brothers Holdings, Inc. and Barclays Capital Inc. Mr. Javidi’s investment banking experience focused on securities underwriting and mergers and acquisitions in the MLP/midstream sector. Prior to pursuing his MBA degree in 2007, Mr. Javidi was a wealth management analyst at Morgan Stanley & Co. LLC. Mr. Javidi earned an AB degree with majors in Economics and Psychology from the University of California, Davis in 2003 and an MBA degree with emphases in Financial Analysis and Finance & Accounting from Duke University in 2009.

The principal office of KAFA is located at 811 Main Street, 14th Floor, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. For additional information concerning KAFA, including a description of the services to be provided by KAFA, see “—Investment Management Agreement.”

Investment Management Agreement

KYN

Pursuant to an investment management agreement between KYN and KAFA, effective for periods commencing on or after December 12, 2006 (the “KYN Investment Management Agreement”), KYN pays a management fee, computed and paid quarterly at an annual rate of 1.375% of its average quarterly total assets less a fee waiver.

KAFA has agreed to revise its management fee waiver agreement with KYN as part of the Reorganization. The revised fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current and proposed management fee waivers:

KYN Asset Tiers for Fee Waiver		Management Fee Waiver	Applicable Management Fee(1)
Current	Proposed
$0 to $4.5 billion	$0 to $4.0 billion	0.000%	1.375%
$4.5 billion to $9.5 billion	$4.0 billion to $6.0 billion	0.125%	1.250%
$9.5 billion to $14.5 billion	$6.0 billion to $8.0 billion	0.250%	1.125%
Greater than $14.5 billion	Greater than $8.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.

KAFA has also agreed to waive an amount of management fees (based on KYN’s and KED’s assets under management at closing of the Reorganization) such that the pro forma, run-rate fees payable to KAFA are not greater than the aggregate, run-rate management fees payable if KYN and KED had remained stand-alone companies. The waiver will last for three years and was estimated to be approximately $0.3 million per year as of February 28, 2018. The new fee waivers would be effective at the time the Reorganization closes. Based on KED’s current management fee (net of its management fee waiver), the Combined Company’s management fee as a percentage of net assets is expected to be higher than KED’s stand-alone fee. KED’s management fee waiver agreement is an annual agreement that reduces KED’s management fee by as much as 0.5% (from 1.75%) based on the percentage of the Company’s long term investments that are private investments (i.e. not publicly traded). If KED’s portfolio of long-term investments were to change to include a larger percentage of private investments than it currently does, KED’s management fee would increase as a result of a smaller fee waiver. Further, if KED’s management fee waiver were not to be renewed, its management fee would be higher.

For the fiscal year ended November 30, 2017, KYN paid management fees at an annual rate of 1.375% of quarterly average total assets.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. KYN’s total assets shall be equal to its average quarterly gross asset value (which includes assets attributable to or proceeds from its use of Leverage Instruments and excludes any deferred tax assets), minus the sum of its accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). For purposes of determining KYN’s total assets, KYN values derivative instruments based on their current fair market values. Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that KYN issues, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by KYN.

In addition to KAFA’s management fee, KYN pays all other costs and expenses of our operations, such as compensation of its directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for KYN, expenses of repurchasing KYN’s securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KYN Investment Management Agreement and related fee waiver agreement will continue in effect from year to year after its current one-year term commencing on March 31, 2017, so long as its continuation is approved at least annually by KYN’s Board of Directors including a majority of Independent Directors or by the vote of a “majority of our outstanding voting securities” (as such term is defined under the 1940 Act). The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KYN’s outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KYN Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KYN Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KYN’s total assets, KAFA’s fee will be higher to the extent KYN employs financial leverage. As noted, KYN has issued Leverage Instruments in a combined amount equal to approximately 31% of its total assets as of February 28, 2018. A discussion regarding the basis of the KYN Board of Directors’ decision to approve the continuation of the KYN Investment Management Agreement will be available in KYN’s May 31, 2018 Semi-Annual Report to Stockholders.

KED

Pursuant to an investment management agreement (the “KED Investment Management Agreement”) between KED and KAFA, KED pays a management fee, computed and paid quarterly at an annual rate of 1.75% of its average total assets. KAFA has agreed, for a period of one year ending on March 31, 2018, to waive a portion of its management fee. The fee waiver agreement provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of KED’s long-term investments that is not publicly traded (i.e., Level 3 investments). If KED’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of KED’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if KED holds 100% public investments.

For the fiscal year ended November 30, 2017, KED paid management fees at an annual rate of 1.27% of its quarterly average total assets.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that KED may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by KED.

In addition to KAFA’s management fee, KED pays all other costs and expenses of its operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of KAFA reasonably incurred in connection with arranging or structuring portfolio transactions for KED, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KED Investment Management Agreement and related fee waiver agreement will continue in effect from year to year after its current one-year term commencing on March 31, 2017, so long as its continuation is approved at least annually by KED’s Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KED’s outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KED Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KED Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KED’s total assets, KAFA’s fee will be higher to the extent KED employs financial leverage. As noted, KED has issued Leverage Instruments in a combined amount equal to approximately 30% of its total assets as of February 28, 2018. If the Reorganization is not consummated and KED continues as a standalone Company, it is expected that KAFA would continue in its role. If applicable, a discussion regarding the basis of the KED Board of Directors’ decision to approve the continuation of the KED Investment Management Agreement will be available in KED’s May 31, 2018 Semi-Annual Report to Stockholders.

Capitalization

The table below sets forth the capitalization of KYN and KED as of November 30, 2017, and the pro forma capitalization of the Combined Company as if the Reorganization had occurred on that date. The information presented in the table is for informational purposes only. If the Reorganization is consummated, the actual capitalization is likely to be different on the closing date of the transaction as a result of trading activity and changes in net asset value.

	As of November 30, 2017
	KYN	KED	Pro Forma Combined KYN
	($ in thousands, except per share data)
Cash and Cash Equivalents	$77,305	$7,745	$85,050
Term Loan(1)	—	60,000	60,000
Notes	747,000	—	747,000
Mandatory Redeemable Preferred Stock(2):
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,680,000 shares issued and outstanding, 1,680,000 shares authorized)	42,000	—	42,000
Series F MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (5,000,000 shares issued and outstanding, 5,000,000 authorized)	125,000	—	125,000
Series H MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 authorized)	50,000	—	50,000
Series I MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,000,000 shares issued and outstanding, 1,000,000 authorized)	25,000	—	25,000
Series J MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 authorized)	50,000	—	50,000
Series A MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,000,000 shares issued and outstanding, 1,000,000 shares authorized)	—	25,000	—
Series K MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,000,000 shares issued and outstanding, 1,000,000 authorized(3)	—	—	25,000
Common Stockholders’ Equity:
Common stock, $0.001 par value per share (188,320,000 KYN shares, 199,000,000 KED shares and 187,320,000 Combined Company shares authorized; 114,877,080 KYN shares, 10,777,174 KED shares and 125,832,711 Combined Company shares issued and outstanding)(2)(4)	$115	$11	$126
Paid-in capital(4)	1,989,481	188,375	2,176,893
Accumulated net investment loss, net of income taxes, less dividends	(1,520,467)	(129,881)	(1,650,348)
Accumulated realized gains on investments, options and interest rate swap contracts, net of income taxes	1,005,086	117,861	1,122,947
Net unrealized gains on investments and options, net of income taxes	351,958	(2,207)	349,751

Net assets applicable to common stockholders	$1,826,173	$174,159	$1,999,369

Shares of common stock outstanding	114,877,080	10,777,174	125,832,711
Net asset value per share	$15.90	$16.16	$15.89

(1)	As of November 30, 2017, KYN and KED had unsecured revolving credit facilities and term loans. The pro forma Combined Company assumes the termination of KED’s credit facility and term loan and a subsequent increase in KYN’s term loan to absorb the amount of outstanding KED borrowings as of November 30, 2017.

(2)	Neither KYN nor KED holds any of its common stock or preferred stock for its own account.

(3)	Reflects the new KYN MRP Shares to be issued in the Reorganization to replace the currently outstanding KED Series A MRP Shares.

(4)	Reflects the capitalization adjustments giving the effect of the transfer of shares of KYN which KED stockholders will receive as if the Reorganization had taken place on November 30, 2017. Costs related to the Reorganization are currently estimated to be approximately $963 or 0.04% of pro forma Combined Company net assets, which equates to $886 or $0.008 per share for KYN and $77 or $0.007 per share for KED as of February 28, 2018. Of the total $963 of estimated Reorganization costs, $521 is related to out of pocket expenses, and $442 is a write-off of debt issuance cost, which is a non-cash expense.

Automatic Dividend Reinvestment Plan

This section relates to KYN and its Automatic Dividend Reinvestment Plan (other parts of this document relate to both KYN and KED). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.

(2)	Our Board of Directors may, in its sole discretion, instruct us to purchase shares of our common stock in the open market in connection with the implementation of the Plan as follows: if our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not avoid a taxable event or the requirement to pay income taxes due upon the receipt of dividends and distributions, even though you have not received any cash with which to pay the resulting tax.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York  11219.

Governing Law

Each Company is organized as a corporation under the laws of the State of Maryland. KYN was formed in June 2004 and began investment activities in September 2004 after its initial public offering. KED was formed in May 2006 and began investment activities in September 2006 after its initial public offering.

Each Company is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Company is registered as a non-diversified, closed-end management investment company under the 1940 Act.

Description of Securities

This section contains a Description of Securities issued (or to be issued) by KYN (other parts of this document relate to both KYN and KED). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below. In addition, the description of our common stock and preferred stock also generally describe the outstanding common stock and preferred stock of KED (including the KED Series A MRP Shares that will be replaced with new Series K MRP Shares of KYN in the Reorganization).

Common Stock

General

As of February 28, 2018, KYN had 115,133,064 shares of common stock issued and outstanding (out of an authorized total of 188,320,000). Shares of KYN’s common stock are listed on the New York Stock Exchange under the symbol “KYN.”

As of February 28, 2018, KED had 10,777,174 shares of common stock issued and outstanding (out of an authorized total of 199,000,000). Shares of KED’s common stock are listed on the New York Stock Exchange under the symbol “KED.”

As of February 28, 2018, neither KYN nor KED held any of its common stock or preferred stock for its own account.

All common stock offered pursuant to this joint proxy statement/prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this joint proxy statement/prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed under “— Effects of Leverage”);

•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions

So long as our MRP Shares are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have declared and paid all accumulated dividends due on the MRP Shares on or prior to the date of such distribution; (2) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such MRP Shares; (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%; and (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions. In determining whether a distribution may be made to holders of common stock under Maryland law, amounts that would be needed, if the Company were to be dissolved, to satisfy the liquidation preference of the MRP Shares will not be added to the Company’s total liabilities.

So long as senior securities representing indebtedness, including the Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of our Borrowings, including the Notes, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior securities representing indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distribution.

Liquidation Rights

Common stockholders are entitled to share ratably in our assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the MRP Shares. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Notes and the MRP Shares.

Voting Rights

Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of all the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of preferred stock, as a class, have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares

The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

Preferred Stock

In addition to our currently outstanding preferred stock, this section includes a brief description of the terms of the KYN Series K MRP Shares to be issued in the Reorganization, as if such shares had been outstanding as of the relevant dates. The terms of the KYN Series K MRP Shares will be substantially identical, as of the time of the exchange, to the outstanding KED MRP Shares for which they are exchanged.

General

The table below sets forth the key terms of each series of KYN’s outstanding MRP Shares as of February 28, 2018:

Series	Shares Outstanding(1)	Liquidation Value ($ in millions)	Dividend Rate	Mandatory Redemption Date
C	1,680,000	42	5.20%	November 2020
F	5,000,000	125	3.50%	April 2020
H	2,000,000	50	4.06%	July 2021
I	1,000,000	25	3.86%	October 2022
J	2,000,000	50	3.36%	November 2021

	11,680,000	$292

(1)	Each share has a liquidation preference of $25.00.

As of February 28, 2018, KED had 1,000,000 Series A MRP Shares (out of 1,000,000 shares authorized). The Series A MRP Shares have a liquidation preference of $25.00 per share, a dividend rate of 3.37% per annum, and a mandatory redemption date of April 10, 2020. In connection with the Reorganization, we will issue 1,000,000 KYN Series K MRP Shares to replace the KED Series A MRP Shares. In this section, we collectively refer to our outstanding preferred stock, together with the KYN Series K MRP Shares, as the “MRP Shares.”

Preference

Preferred stock (including the MRP Shares) ranks junior to our debt securities (including the Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities

(preferred stock), and we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). Pursuant to the terms of our MRP Shares, we may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, and (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines. The Series C MRP Shares, the Series H MRP Shares, the Series I MRP Shares, the Series J MRP Shares and the KYN Series K MRP Shares (collectively, the “Private MRP Shares”) shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the articles supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods

General.    Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Payment of Dividends, Dividend Periods and Fixed Dividend Rate.    Dividends on the Private MRP Shares will be payable quarterly and dividends on the Series F MRP Shares will be payable monthly. Dividend periods for each series of the Private MRP Shares will end on February 28, May 31, August 31 and November 30, and dividend periods for the Series F MRP Shares will end the last calendar day of each month. Dividends will be paid on the first business day following the last day of each dividend period and upon redemption of such series of the MRP Shares. The table below sets forth applicable rate (per annum) for each series of MRP Shares, and may be adjusted upon a change in the credit rating of such series of MRP Shares.

Series	Fixed Dividend Rate
C	5.20%
F	3.50%
H	4.06%
I	3.86%
J	3.36%
K	3.37%

Adjustment to MRP Shares Fixed Dividend Rate—Ratings.    So long as each series of MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such ratings by some other rating agency), then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. As of February 28, 2018, Fitch and KBRA have assigned each of our outstanding series of MRP Shares a rating of “A” and “A+,” respectively. If the lowest credit rating assigned on any date to the then outstanding Private MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A–”	0.5%
“BBB+” to “BBB–”	2.0%
“BB+” and lower	4.0%

If the highest credit rating assigned by Fitch (or any other rating agency) on any date to the then outstanding Series F MRP Shares is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to the Series F MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A–”	0.75%
“BBB+”	1.00%
“BBB”	1.25%
“BBB–”	1.50%
“BB+” and lower	4.00%

If no rating agency is rating our MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period.    The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to (i) pay directly (or deposit irrevocably in trust in same-day funds with the paying agent by 3:00 p.m. New York City time for the Series F MRP Shares) the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) pay directly, or deposit irrevocably in trust in same-day funds with the paying agent by 1:00 p.m. (or 3:00 p.m. for the Series F MRP Shares), New York City time, the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day (without adjustment for any credit rating change on such series of MRP Shares) plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12:00 noon, New York City time, all unpaid dividends and any unpaid redemption price shall have directly paid (or shall, in the case of Series F MRP Shares, have been deposited irrevocably in trust in same-day funds with the paying agent for the Series F MRP Shares).

No Default Period with respect to a Dividend Default or Redemption Default (if such default is not solely due to our willful failure) will be deemed to commence if the amount of any dividend or any redemption price due is paid (or shall, in the case of Series F MRP Shares, have been deposited irrevocably in trust in same-day funds with the paying agent for the Series F MRP Shares) within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “— Voting Rights.” Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on the MRP Shares.

Distributions.    Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock or any other junior securities. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption

Term Redemption.    We are required to redeem all of the Series C MRP Shares on November 9, 2020, all of the Series F MRP Shares on April 15, 2020, all of the Series H MRP Shares on July 30, 2021, all of the Series I MRP Shares on October 29, 2022, all of the Series J MRP Shares on November 9, 2021 and all of the KYN Series K MRP Shares on April 10, 2020 (each such date, a “Term Redemption Date”).

Private MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem the Private MRP Shares, in whole or in part (in the case of the KYN Series K MRP Shares, in an amount not less than 5% of the shares then outstanding in the case of a partial redemption), out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us) to, but excluding, the date fixed for redemption, plus an amount determined in accordance with the applicable articles supplementary for each such series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of such series of MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the Private MRP Shares within 180 days (60 days in the case of the KYN Series K MRP Shares) prior to the applicable Term Redemption Date for such series of MRP Shares, at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.

In addition to the rights to optionally redeem the Private MRP Shares described above, if the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225% (not required for the Series J MRP Shares), but less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the articles supplementary for such series of MRP Shares, we, upon notice (as provided below) of not less than 12 days, nor more than 40 days’ notice in any case, may redeem such series of MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the Private MRP Shares that may be so redeemed shall not exceed an amount of such series of MRP Shares which results in an asset coverage of more than 250% pro forma for such redemption.

We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of a series of MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

Series F MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem the Series F MRP Shares, as the case may be, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 30 calendar days nor more than 40 calendar days prior notice, at a price per share equal to the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption.

If fewer than all of the outstanding Series F MRP Shares, as the case may be, are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

We shall not effect any optional redemption unless (i) on the date of such notice and on the date fixed for redemption we have available either (A) cash or cash equivalents or (B) any other Deposit Securities (as defined in the articles supplementary for the Series F MRP Shares) with a maturity or tender date not later than one day preceding the applicable redemption date, or any combination thereof, having an aggregate value not less than the amount, including any applicable premium, due to holders of the Series F MRP Shares, as the case may be, by reason of the redemption of the applicable Series of MRP Shares on such date fixed for the redemption and (ii) we would satisfy the basic maintenance amount for such series of MRP Shares.

We also reserve the right, but have no obligation, to repurchase Series F MRP Shares, in market or other transactions from time to time in accordance with applicable law and our charter and at a price that may be more or less than the liquidation preference of the Series F MRP Shares, as the case may be.

Mandatory Redemption.    If, while any MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date, and such failure is not cured as of the close of business on the date that is 30 days from such business day (any such day, an “Asset Coverage Cure Date”), the MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus, in the case of the Private MRP Shares, a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP Shares) the redemption of which, would result in us satisfying the asset coverage and basic maintenance amount as of the Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Asset Coverage Cure Date (and in the case of the Series F MRP Shares, not earlier than 30 days after such date) (each a “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to or agreed to by the applicable preferred stock holders pursuant to the applicable articles supplementary or the note purchase agreements relating to the Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the articles supplementary of such series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the articles supplementary for such series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding shares of a series of Private MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold. If fewer than all of the outstanding Series F MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be purchased pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

Redemption Procedure.    In the event of a redemption, we will, if required, file a notice of our intention to redeem any MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision to the extent applicable. We also shall deliver a notice of redemption to the paying agent and the holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).

If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below, no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares and any of our outstanding shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding MRP Shares.

Except for the provisions described above, nothing contained in the articles supplementary for each series of MRP Shares limits our legal right to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3) only with respect to a purchase of shares of a series of Private MRP Shares, we make an offer to purchase or otherwise acquire any shares of such series of Private MRP Shares pro rata to the holders of all such MRP Shares at the time outstanding upon the same terms and conditions.

Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

Series F MRP Shares—Term Redemption Liquidity Account.    On or prior to December 15, 2019 for the Series F MRP Shares (a “Liquidity Account Initial Date”), we will cause our custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) Deposit Securities (each a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with an aggregate market value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to Series F MRP Shares. The “Term Redemption Amount” for the Series F MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date, based on the number of Series F MRP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for the Series F MRP Shares as of the close of business on any business day is less than 110% of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding business day.

We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the Series F MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a market value equal to 110% of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Liquidity Account Investments included in the Term Redemption Liquidity Account may be applied by us, in our sole discretion, towards payment of the redemption price for the Series F MRP Shares. The Series F MRP Shares shall not have any preference or priority claim with respect to the Term Redemption Liquidity Account or any Liquidity Account Investments deposited therein. Upon the deposit by us with the Series F MRP Shares paying agent of Liquidity Account Investments having an initial combined Market Value sufficient to effect the redemption of the Series F MRP Shares on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Limitations on Distributions

So long as we have senior securities representing indebtedness and Notes outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such distribution have been declared and paid, and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares, and (5) there is no event of default or default under the terms of our senior securities representing indebtedness or Notes.

Liquidation Rights

In the event of any liquidation, dissolution or winding up, the holders of MRP Shares then outstanding, together with the holders of any other shares of preferred stock ranking in parity with the MRP Shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, but without interest, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights

Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a 1940 Act Majority, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of the 1940 Act Majority (as defined in our Charter) of the outstanding preferred stock, voting as a separate class will be required (1) to amend, alter or repeal any of the preferences, rights or powers of holders of our preferred stock so as to affect materially and adversely such preferences, rights or powers, and (2) to approve the creation, authorization or issuance of shares of any class of stock (or the issuance of a security convertible into, or a right to purchase, shares of a class or series) ranking senior to our preferred stock with respect to the payment of dividends or the distribution of assets. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Repurchase Rights

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such purchase or acquisition have been declared and paid and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market

Our Private MRP Shares are not listed (and the KYN Series K MRP Shares will not be listed) on an exchange or an automated quotation system. Our Series F MRP Shares are listed on the NYSE under the symbol “KYNPRF”.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent

The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Private MRP Shares. American Stock Transfer & Trust Company serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series F MRP Shares.

Debt Securities

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional unsecured fixed and floating rate notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to the preferred stock and the common stock.

General

As of February 28, 2018, the Company had $747 million aggregate principal amount of Notes. The Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

So long as Notes are outstanding, additional debt securities must rank on a parity with the Notes with respect to the payment of interest and upon the distribution of our assets. The table below sets forth the key terms of each series of the Notes.

Series	Principal Outstanding ($ in millions)	Fixed Interest Rate	Maturity
W	$31	4.38%	May 2018
Z	15	3.39%	May 2019
AA	15	3.56%	May 2020
BB	35	3.77%	May 2021
CC	76	3.95%	May 2022
DD	75	2.74%	April 2019
EE	50	3.20%	April 2021
FF	65	3.57%	April 2023
GG	45	3.67%	April 2025
II	30	2.88%	July 2019
JJ	30	3.46%	July 2021
KK	80	3.93%	July 2024
LL	50	2.89%	October 2020
MM	40	3.26%	October 2022
NN	20	3.37%	October 2023
OO	90	3.46%	October 2024

	$747

Interest

The Notes will bear interest from the date of issuance at the fixed or floating rate shown above. Holders of our floating rate Notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate Notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock. As of February 28, 2018, each series of Notes were rated “AAA” by Fitch. As of February 28, 2018, each series of Notes were rated “AAA” by KBRA. In the event the credit rating on any series of Notes falls below “A-” (Fitch) or the equivalent rating from a nationally recognized statistical ratings organization, the interest rate (including any applicable default rate) on such series will increase by 1% during the period of time such series is rated below “A-” or the equivalent rating from a nationally recognized statistical ratings organization.

Limitations

Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Notes are outstanding, additional debt securities must rank on a parity with Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by Fitch, including restrictions related to asset coverage and portfolio composition. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “— Preferred Stock — Limitations on Distributions.”

Prepayment

To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Notes to be prepaid shall be allocated among all of such series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Notes at par plus 2%, so long as the amount of Notes redeemed does not cause our asset coverage to exceed 340%.

Events of Default and Acceleration of Notes; Remedies

Any one of the following events will constitute an “event of default” under the terms of the Notes:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

•	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

•	default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Notes, and covenants concerning the rating of the Notes, timely notification of the holders of the Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Notes notice of a prepayment of Notes in an amount necessary to cure such failure;

•	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Notes;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	KAFA or one of its affiliates is no longer our investment adviser;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

•	other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

•	if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Notes prove to have been materially false or incorrect when made; or

•	other certain “events of default” provided with respect to the Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Notes may declare the principal amount of that series of Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Notes. At any time after a declaration of acceleration with respect to a series of Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Notes, which may be payable or deliverable in respect of our Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including KAFA, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights

Our Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market

Our Notes are not listed on an exchange or automated quotation system.

Paying Agent

The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Notes.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. KED’s Charter and Bylaws contain substantially similar provisions. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2020, 2018 and 2019, respectively. Upon expiration of their current terms, directors of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or, unless our Bylaws are amended, more than fifteen. We have elected by provision in our Charter to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the rights of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, with respect to the holders of common stock, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is a stockholder of record as of the date of giving notice and at the time of the meeting, entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record as of the date of giving notice and at the time of the meeting, entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) or would cause us, whether by merger or otherwise, to convert from a closed-end company to an open-end company, and any proposal for our liquidation or dissolution, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

Market and Net Asset Value Information

Shares of KYN’s and KED’s common stock are listed on the NYSE under the symbols “KYN” and “KED,” respectively. KYN’s and KED’s common stock commenced trading on the NYSE on September 28, 2004 and September 21, 2006, respectively.

Each Company’s common stock has traded both at a premium and at a discount in relation to its net asset value. As of February 28, 2018, each Company’s common stock was trading at a discount to net asset value, and we cannot assure that the common stock will trade at a premium in the future. Any issuance of common stock may have an adverse effect on prices in the secondary market for the Companies’ common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for the common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Additional Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”

The following tables set forth for each of the fiscal quarters indicated the range of high and low closing sales price of the Companies’ common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which the Companies’ shares were trading. Net asset value is determined on a daily basis. See “—Net Asset Value” for information as to the determination of net asset value.

KYN

	Quarterly Closing Sales Price		Quarter-End Closing
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock(1)	Premium/ (Discount) of Sales Price to Net Asset Value(2)
Fiscal Year 2017
Fourth Quarter	$18.30	$14.59	$15.32	$15.90	(3.6)%
Third Quarter	19.11	16.73	17.81	17.26	3.2
Second Quarter	21.75	18.75	18.89	18.42	2.6
First Quarter	22.06	18.83	21.61	20.77	4.0
Fiscal Year 2016
Fourth Quarter	$20.95	$18.21	$19.72	$19.18	2.8%
Third Quarter	21.05	18.38	19.68	19.31	1.9
Second Quarter	19.08	14.57	19.08	18.59	2.6
First Quarter	17.87	11.03	15.31	14.40	6.3
Fiscal Year 2015
Fourth Quarter	$28.93	$18.02	$18.23	$19.20	(5.1)%
Third Quarter	34.25	25.05	29.06	24.96	16.4
Second Quarter	36.16	33.32	34.24	32.19	6.4
First Quarter	38.91	32.60	36.61	33.09	10.6

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described under the caption “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On February 28, 2018, the last reported sales price of KYN’s common stock on the NYSE was $17.41, which represented a discount of approximately 0.9% to the NAV per share reported by KYN on that date.

As of February 28, 2018, KYN had approximately 115 million shares of common stock outstanding and had net assets applicable to common stockholders of approximately $2.0 billion.

KED

	Quarterly Closing Sales Price		Quarter-End Closing
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock(1)	Premium/ (Discount) of Sales Price to Net Asset Value(2)
Fiscal Year 2017
Fourth Quarter	$17.87	$14.45	$15.15	$16.16	(6.3)%
Third Quarter	18.42	15.93	16.74	17.44	(4.0)
Second Quarter	20.25	18.07	18.42	18.46	(0.2)
First Quarter	20.35	18.85	20.24	20.74	(2.4)
Fiscal Year 2016
Fourth Quarter	$19.68	$17.50	$19.48	$19.14	1.8%
Third Quarter	20.01	17.01	18.67	19.28	(3.2)
Second Quarter	19.16	13.57	18.60	18.51	0.5
First Quarter	17.91	10.21	14.20	14.97	(5.1)
Fiscal Year 2015
Fourth Quarter	$24.90	$17.39	$17.39	$18.89	(7.9)%
Third Quarter	28.12	20.87	22.66	23.44	(3.3)
Second Quarter	33.01	27.44	28.26	28.61	(1.2)
First Quarter	36.29	29.47	33.45	29.72	12.6

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described under the caption “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On February 28, 2018, the last reported sales price of KED’s common stock on the NYSE was $16.74, which represented a discount of approximately 1.0% to the NAV per share reported by KED on that date.

As of February 28, 2018, KED had approximately 11 million shares of common stock outstanding and had net assets applicable to common stockholders of approximately $182 million.

Performance Information

The performance table below illustrates the past performance of an investment in each Company. As shown in the table below, since KED’s inception, average annual returns for KED have slightly outperformed KYN (based on net asset value and market price). A Company’s past performance does not necessarily indicate how such Company will perform in the future.

Average Annual Total Returns as of February 28, 2018

	Based on Net Asset Value(1)						Based on Market Price(2)
	1 Year	3 Years	5 Years	10 Years	Inception(3)	KED’s Inception(4)	1 Year	3 Years	5 Years	10 Years	Inception(3)	KED’s Inception(4)
KYN	(6.6)%	(9.5)%	(1.8)%	4.1%	6.0%	4.9%	(11.0)%	(12.7)%	(4.5)%	3.6%	5.5%	4.5%
KED	(10.7)%	(8.4)%	1.0%	5.3%	5.3%	5.3%	(9.4)%	(12.2)%	(1.0)%	5.0%	4.6%	5.4%

(1)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes the reinvestment of distributions at actual prices pursuant to each Company’s dividend reinvestment plan.

(2)	Total investment return based on market value is calculated assuming a purchase of common stock at the closing market price on the first day and a sale at the closing market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to each Company’s dividend reinvestment plan.

(3)	KYN and KED commenced investment operations on September 28, 2004 and September 21, 2006, respectively.

(4)	Represents the applicable average annual total returns of the Companies since September 30, 2006, the first month-end following KED’s commencement of investment operations.

Net Asset Value

Calculation of Net Asset Value

Each Company determines its net asset value on a daily basis and such calculation is made available on the Companies’ website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of the Company’s liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding. Because each Company is a corporation that is obligated to pay income taxes, each accrues income tax liabilities and assets. As with any other asset or liability, each Company’s tax assets and liabilities increase or decrease its net asset value.

Each Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Company includes its allocable share of the MLP’s taxable income or loss in computing our taxable income or loss. Each Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in its portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith. From time to time each Company will modify its estimates and/or assumptions regarding its income tax rate used to derive our deferred tax liability (or deferred tax asset) as new information becomes available. To the extent a Company modifies its estimates and/or assumptions, its net asset value would likely fluctuate.

Deferred income taxes primarily reflect taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of a Company’s investments and the tax benefit of accumulated capital or net operating losses. Each Company will accrue a net deferred tax liability if its future tax liability on its unrealized gains exceeds the tax benefit of its accumulated capital or net operating losses, if any. Each Company will accrue a net deferred tax asset if its future tax liability on its unrealized gains is less than the tax benefit of its accumulated capital or net operating losses or if it has net unrealized losses on its investments. To the extent a Company has a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In a Company’s assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on a Company’s net asset value and results of operations in the period it is recorded.

Investment Valuation

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Each Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Company’s Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuation and supporting documentation is submitted to the Valuation Committee (a committee of the Board of Directors) and the Board of Directors on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, each Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly traded security less a discount. The discount is initially equal to the discount negotiated at the time that the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

Each Company values convertible preferred units in publicly traded MLPs using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, each Company estimates (i) the credit spread for the convertible preferred units which is based on credit spreads for companies in a similar line of business as the publicly traded MLP and (ii) the expected volatility for the publicly traded MLP’s common units, which is based on the publicly traded MLP’s historical volatility. Each Company may then apply a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If the valuation for the convertible preferred unit is less than the public market price for the publicly traded MLP’s common units at such time, the public market price for the publicly traded MLP’s common units will be used for the convertible preferred units.

Each Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. As of February 28, 2018, neither Company had any investments in private companies.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, each Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, each Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and apply such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, each Company applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the analysis focuses on EV/EBITDA multiples. Each Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. Each Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on our estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, the Companies estimate operating results of their portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of a Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of such portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of investments may fluctuate from period to period. Additionally, the fair value of investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that a Company may ultimately realize.

Financial Highlights

KYN

The Financial Highlights set forth below are derived from KYN’s financial statements, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2017 which are incorporated by reference into the Statement of Additional Information. Copies of the Statement of Additional Information are available from KYN without charge upon request.

KYN FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.18	$19.20	$36.71
Net investment income (loss)(2)	(0.45)	(0.61)	(0.53)
Net realized and unrealized gain (loss)	(0.92)	2.80	(14.39)

Total income (loss) from operations	(1.37)	2.19	(14.92)

Dividends and distributions — auction rate preferred(2)(3)	—	—	—

Common dividends(3)	(0.53)	—	(2.15)
Common distributions — return of capital(3)	(1.37)	(2.20)	(0.48)

Total dividends and distributions — common	(1.90)	(2.20)	(2.63)

Effect of issuance of common stock	—	—	0.03
Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)	0.01

Total capital stock transactions	(0.01)	(0.01)	0.04

Net asset value, end of period	$15.90	$19.18	$19.20

Market value per share of common stock, end of period	$15.32	$19.72	$18.23

Total investment return based on common stock market value(4)	(13.8)%	24.1%	(47.7)%
Total investment return based on net asset value(5)	(8.0)%	14.6%	(42.8)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$1,826,173	$2,180,781	$2,141,602
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.5%	2.6%
Other expenses	0.1	0.2	0.1

Subtotal	2.6	2.7	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0	2.8	2.4
Income tax expense(7)	—	7.9	—

Total expenses	4.6%	13.4%	5.1%

Ratio of net investment income (loss) to average net assets(2)	(2.4)%	(3.4)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(7.5)%	12.5%	(51.7)%
Portfolio turnover rate	17.6%	14.5%	17.1%
Average net assets	$2,128,965	$2,031,206	$3,195,445
Notes outstanding, end of period(8)	$747,000	$767,000	$1,031,000
Credit facility outstanding, end of period(8)	$—	$—	$—
Term loan outstanding, end of period(8)	$—	$43,000	$—
Auction rate preferred stock, end of period(8)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(8)	$292,000	$300,000	$464,000
Average shares of common stock outstanding	114,292,056	112,967,480	110,809,350
Asset coverage of total debt(9)	383.6%	406.3%	352.7%
Asset coverage of total leverage (debt and preferred stock)(10)	275.8%	296.5%	243.3%
Average amount of borrowings per share of common stock during the period(1)	$7.03	$7.06	$11.95

KYN FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012	2011
Per Share of Common Stock(1)
Net asset value, beginning of period	$34.30	$28.51	$27.01	$26.67
Net investment income (loss)(2)	(0.76)	(0.73)	(0.71)	(0.69)
Net realized and unrealized gain (loss)	5.64	8.72	4.27	2.91

Total income (loss) from operations	4.88	7.99	3.56	2.22

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends(3)	(2.28)	(1.54)	(1.54)	(1.26)
Common distributions — return of capital(3)	(0.25)	(0.75)	(0.55)	(0.72)

Total dividends and distributions — common	(2.53)	(2.29)	(2.09)	(1.98)

Effect of issuance of common stock	0.06	0.09	0.02	0.09
Effect of shares issued in reinvestment of distributions	—	—	0.01	0.01

Total capital stock transactions	0.06	0.09	0.03	0.10

Net asset value, end of period	$36.71	$34.30	$28.51	$27.01

Market value per share of common stock, end of period	$38.14	$37.23	$31.13	$28.03

Total investment return based on common stock market value(4)	9.9%	28.2%	19.3%	5.6%
Total investment return based on net asset value(5)	14.8%	29.0%	13.4%	8.7%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$4,026,822	$3,443,916	$2,520,821	$2,029,603
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%	2.4%
Other expenses	0.1	0.1	0.2	0.2

Subtotal	2.5	2.5	2.6	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	2.1	2.4	2.3
Income tax expense(7)	8.3	14.4	7.2	4.8

Total expenses	12.6%	19.0%	12.2%	9.7%

Ratio of net investment income (loss) to average net assets(2)	(2.0)%	(2.3)%	(2.5)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	13.2%	24.3%	11.6%	7.7%
Portfolio turnover rate	17.6%	21.2%	20.4%	22.3%
Average net assets	$3,967,458	$3,027,563	$2,346,249	$1,971,469
Notes outstanding, end of period(8)	$1,435,000	$1,175,000	$890,000	$775,000
Credit facility outstanding, end of period(8)	$—	$69,000	$19,000	$—
Term loan outstanding, end of period(8)	$51,000	$—	$—	$—
Auction rate preferred stock, end of period(8)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(8)	$524,000	$449,000	$374,000	$260,000
Average shares of common stock outstanding	107,305,514	94,658,194	82,809,687	72,661,162
Asset coverage of total debt(9)	406.2%	412.9%	418.5%	395.4%
Asset coverage of total leverage (debt and preferred stock)(10)	300.3%	303.4%	296.5%	296.1%
Average amount of borrowings per share of common stock during the period(1)	$13.23	$11.70	$10.80	$10.09

KYN FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2010	2009	2008

Per Share of Common Stock(1)
Net asset value, beginning of period	$20.13	$14.74	$30.08
Net investment income (loss)(2)	(0.44)	(0.33)	(0.73)
Net realized and unrealized gain (loss)	8.72	7.50	(12.56)

Total income (loss) from operations	8.28	7.17	(13.29)

Dividends and distributions — auction rate preferred(2)(3)	—	(0.01)	(0.10)

Common dividends(3)	(0.84)	—	—
Common distributions — return of capital(3)	(1.08)	(1.94)	(1.99)

Total dividends and distributions — common	(1.92)	(1.94)	(1.99)

Effect of issuance of common stock	0.16	0.12	—
Effect of shares issued in reinvestment of distributions	0.02	0.05	0.04

Total capital stock transactions	0.18	0.17	0.04

Net asset value, end of period	$26.67	$20.13	$14.74

Market value per share of common stock, end of period	$28.49	$24.43	$13.37

Total investment return based on common stock market value(4)	26.0%	103.0%	(48.8)%
Total investment return based on net asset value(5)	43.2%	51.7%	(46.9)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$1,825,891	$1,038,277	$651,156
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.1%	2.1%	2.2%
Other expenses	0.2	0.4	0.3

Subtotal	2.3	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9	2.5	3.4
Income tax expense(7)	20.5	25.4	—

Total expenses	24.7%	30.4%	5.9%

Ratio of net investment income (loss) to average net assets(2)	(1.8)%	(2.0)%	(2.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	34.6%	43.2%	(51.2)%
Portfolio turnover rate	18.7%	28.9%	6.7%
Average net assets	$1,432,266	$774,999	$1,143,192
Notes outstanding, end of period(8)	$620,000	$370,000	$304,000
Credit facility outstanding, end of period(8)	$—	$—	$—
Term loan outstanding, end of period(8)	$—	$—	$—
Auction rate preferred stock, end of period(8)	$—	$75,000	$75,000
Mandatory redeemable preferred stock, end of period(8)	$160,000	$—	$—
Average shares of common stock outstanding	60,762,952	46,894,632	43,671,666
Asset coverage of total debt(9)	420.3%	400.9%	338.9%
Asset coverage of total leverage (debt and preferred stock)(10)	334.1%	333.3%	271.8%
Average amount of borrowings per share of common stock during the period(1)	$7.70	$6.79	$11.52

KYN FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on KYN’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss).

(3)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on KYN’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to KYN’s dividend reinvestment plan.

(5)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to KYN’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal years ended November 30, 2017, November 30, 2015 and November 30, 2008, KYN reported an income tax benefit of $86,746 (4.1% of average net assets), $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because KYN reported a net deferred income tax benefit during the period.

(8)	Principal/liquidation value.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, KYN may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(10)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, KYN may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, KYN, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

KED

The Financial Highlights set forth below are derived from KED’s financial statements, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2017 which are incorporated by reference into the Statement of Additional Information. Copies of the Statement of Additional Information are available from KYN without charge upon request.

KED FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.14	$18.89	$33.14
Net investment income (loss)(2)	(0.40)	(0.39)	(0.20)
Net realized and unrealized gain (loss) on investments	(0.89)	2.57	(11.94)

Total income (loss) from investment operations	(1.29)	2.18	(12.14)

Common dividends(3)	(1.49)	(0.19)	(2.11)
Common distributions — return of capital(3)	(0.19)	(1.73)	—

Total dividends and distributions — common	(1.68)	(1.92)	(2.11)

Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)	—

Net asset value, end of period	$16.16	$19.14	$18.89

Market value per share of common stock, end of period	$15.15	$19.48	$17.39

Total investment return based on common stock market value(4)	(14.4)%	26.1%	(46.1)%
Total investment return based on net asset value(5)	(7.1)%	14.1%	(38.1)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$174,159	$204,835	$199,729
Ratio of expenses to average net assets:
Management fees	2.8%	2.7%	2.7%
Other expenses	0.6	0.6	0.4

Subtotal	3.4	3.3	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.7	1.0
Management fee waivers	(0.8)	(0.7)	(0.7)
Income tax expense(7)	—	7.4	—

Total expenses(8)	4.4%	11.7%	3.4%

Ratio of net investment income (loss) to average net assets(2)	(2.1)%	(2.2)%	(0.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(6.9)%	12.2%	(45.4)%
Portfolio turnover rate	25.7%	37.8%	21.4%
Average net assets	$200,734	$192,333	$282,058
Credit facility outstanding, end of period(9)	$—	$8,000	$1,000
Term loan outstanding, end of period(9)	$60,000	$70,000	$70,000
Mandatory redeemable preferred stock, end of period(9)	$25,000	$25,000	$25,000
Average shares of common stock outstanding	10,741,466	10,663,300	10,542,233
Asset coverage of total debt(10)	431.9%	394.7%	416.5%
Asset coverage of total leverage (debt and preferred stock)(11)	304.9%	298.9%	308.1%
Average amount of borrowings outstanding per share of common stock during the period(1)	$6.71	$6.86	$7.62

KED FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012	2011

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.96	$23.74	$23.01	$20.56
Net investment income (loss)(2)	(0.15)	(0.14)	0.08	0.25
Net realized and unrealized gain (loss) on investments	5.38	8.13	2.27	3.60

Net change in unrealized losses — conversion to taxable corporation	—	—	—	—

Total income (loss) from investment operations	5.23	7.99	2.35	3.85

Common dividends(3)	(2.04)	(1.76)	(1.62)	(1.37)
Common distributions — return of capital(3)	—	—	—	—

Total dividends and distributions — common	(2.04)	(1.76)	(1.62)	(1.37)

Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)	—	(0.03)

Net asset value, end of period	$33.14	$29.96	$23.74	$23.01

Market value per share of common stock, end of period	$34.99	$28.70	$26.01	$20.21

Total investment return based on common stock market value(4)	30.2%	18.1%	37.8%	19.3%
Total investment return based on net asset value(5)	18.1%	35.1%	10.5%	20.3%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$348,496	$313,404	$247,017	$238,030
Ratio of expenses to average net assets:
Management fees	2.7%	2.5%	2.4%	2.4%
Other expenses	0.4	0.5	0.6	0.7

Subtotal	3.1	3.0	3.0	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.7	0.8	0.9	0.8
Management fee waivers	(0.4)	(0.1)	—	—
Income tax expense(7)	9.0	17.1	5.6	10.0

Total expenses(8)	12.4%	20.8%	9.5%	13.9%

Ratio of net investment income (loss) to average net assets(2)	(0.4)%	(0.5)%	0.3%	1.1%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	15.2%	29.2%	9.9%	17.1%
Portfolio turnover rate	31.4%	38.4%	34.6%	68.1%
Average net assets	$360,463	$284,880	$246,183	$231,455
Credit facility outstanding, end of period(9)	$44,000	$85,000	$72,000	$77,000
Term loan outstanding, end of period(9)	$70,000	$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$—	$—	$—	$—
Average shares of common stock outstanding	10,489,146	10,430,618	10,372,215	10,301,878
Asset coverage of total debt(10)	405.7%	468.7%	443.1%	409.1%
Asset coverage of total leverage (debt and preferred stock)(11)	405.7%	468.7%	443.1%	409.1%
Average amount of borrowings per share of common stock during the period(1)	$9.16	$7.46	$7.54	$6.07

KED FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2010	2009	2008

Per Share of Common Stock(1)
Net asset value, beginning of period	$16.58	$16.10	$23.95
Net investment income (loss)(2)	(0.18)	0.10	0.09
Net realized and unrealized gain (loss) on investments	5.39	1.68	(5.89)
Net change in unrealized losses — conversion to taxable corporation	—	—	(0.38)

Total income (loss) from investment operations	5.21	1.78	(6.18)

Common dividends(3)	(0.51)	—	—
Common distributions — return of capital(3)	(0.69)	(1.30)	(1.67)

Total dividends and distributions — common	(1.20)	(1.30)	(1.67)

Effect of shares issued in reinvestment of distributions	(0.03)	—	—

Net asset value, end of period	$20.56	$16.58	$16.10

Market value per share of common stock, end of period	$18.21	$13.53	$9.63

Total investment return based on common stock market value(4)	45.8%	56.0%	(54.8)%
Total investment return based on net asset value(5)	34.3%	14.4%	(27.0)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$211,041	$168,539	$162,687
Ratio of expenses to average net assets:
Management fees	2.1%	2.0%	0.4%
Other expenses	1.0	1.3	1.1

Subtotal	3.1	3.3	1.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.9	0.8	2.0
Management fee waivers	—	—	—
Income tax expense(7)	16.3	6.9	—

Total expenses(8)	20.3%	11.0%	3.5%

Ratio of net investment income (loss) to average net assets(2)	(1.0)%	0.7%	0.4%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	28.3%	11.3%	(29.5)%
Portfolio turnover rate	33.4%	20.9%	27.0%
Average net assets	$188,307	$160,847	$211,531
Credit facility outstanding, end of period(9)	$57,000	$56,000	$57,000
Term loan outstanding, end of period(9)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$—	$—	$—
Average shares of common stock outstanding	10,212,289	10,116,071	10,073,398
Asset coverage of total debt(10)	470.2%	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	470.2%	—	—
Average amount of borrowings per share of common stock during the period(1)	$5.38	$5.28	$7.50

KED FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the KED’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss).

(3)	The information presented for each period is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the KED’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the KED’s dividend reinvestment plan.

(5)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the KED’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal years ended November 30, 2017, 2015 and 2008, KED reported a net income tax benefit of $7,857 (3.9% of average net assets); $76,311 (27.1% of average net assets) and $33,264 (15.7% of average net assets), respectively, primarily related to unrealized losses on investments. Income tax expense is assumed to be 0% because KED reported a net income tax benefit during these years.

(8)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(9)	Principal / liquidation value.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness (principal value) and MRP Shares (liquidation value) divided by senior securities representing indebtedness (principal value). Under the 1940 Act, KED may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, KED was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by any other senior securities representing indebtedness (principal value) and MRP Shares (liquidation value) divided by the aggregate amount of any other senior securities representing indebtedness (principal value) and MRP Shares (liquidation value). Under the 1940 Act, KED may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, KED, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, KED was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(2)(A) for the asset coverage of total debt and preferred stock disclosure.

Information about the Reorganization

The Board of Directors of KED, including the Independent Directors, has unanimously approved the Reorganization Agreement, declared the Reorganization advisable and directed that the Reorganization proposal be submitted to the KED stockholders for consideration. If the stockholders approve the Reorganization, KED would transfer substantially all of its assets to KYN, and KYN would assume substantially all of KED’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KYN, which will be distributed by KED to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KED will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. The aggregate NAV of KYN common shares received by KED common stockholders in the Reorganization will equal the aggregate NAV of KED common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. KYN will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

In connection with the Reorganization, each holder of KED MRP Shares will receive in a private placement an equivalent number of newly issued KYN Series K MRP Shares having substantially identical terms as the KED MRP Shares. The KED MRP Shares were initially issued on a private placement basis to a single institutional holder. The aggregate liquidation preference of the KYN Series K MRP Shares received by the holder of KED MRP Shares in the Reorganization will equal the aggregate liquidation preference of the KED MRP Shares held immediately prior to the closing of the Reorganization. The KYN Series K MRP Shares to be issued in the Reorganization will have equal priority with KYN’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KYN. In addition, the preferred shares of KYN, including the KYN Series K MRP Shares to be issued in connection with the Reorganization, will be senior in priority to KYN common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KYN.

The exchange rate for common shares will be determined based on each Company’s respective net asset value per share as of the business day prior to the closing of the Reorganization. The net asset value of a share of common stock of each Company will be calculated as follows:

The value of the total assets (the value of the securities held plus any cash or other assets, including interest, dividends or distributions accrued but not yet received and the value of any net current and deferred tax assets computed in accordance with U.S. Generally Accepted Accounting Principles)

Minus:

•	all liabilities (including accrued expenses and accumulated and unpaid distributions and any net current and deferred tax liabilities)

•	accumulated and unpaid distributions on and the aggregate liquidation preference amount of any outstanding preferred stock

•	accrued and unpaid interest payments on and the aggregate principal amount of any outstanding indebtedness

•	any distributions payable on the common stock

•	the Company’s share of the Reorganization costs

Divided by:

•	The total number of shares of common stock outstanding at such time.

Since KYN common shares will be issued at NAV in exchange for the net assets of KED (less the expenses of the Reorganization attributed to KED) having a value equal to the aggregate NAV of those KYN common shares, the NAV per share of KYN common shares should remain virtually unchanged immediately following the Reorganization, except for its share of the costs of the Reorganization. Thus, the Reorganization should result in no dilution on the basis of NAV of KYN common shares, other than to reflect the costs of the Reorganization.

However, as a result of the Reorganization, a common stockholder of both Companies will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Companies. No sales charge or fee of any kind will be charged to stockholders of KED in connection with their receipt of KYN common shares in the Reorganization. The price of KYN’s shares may fluctuate following the Reorganization as a result of market conditions or other factors.

The Reorganization is intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by KED or its stockholders upon the closing of the Reorganization. However, KED stockholders generally will recognize gain or loss with respect to cash they receive pursuant to the Reorganization in lieu of fractional KYN shares.

If the Reorganization so qualifies, the aggregate tax basis of KYN common shares received by stockholders of KED should be the same as the aggregate tax basis of the common shares of KED surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received). See “—Terms of the Agreement and Plan of Reorganization” and “—Material U.S. Federal Income Tax Consequences of the Reorganization” for additional information.

Terms of the Agreement and Plan of Reorganization

The following is a summary of the material terms and conditions of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A hereto.

The Reorganization Agreement contemplates that KED would transfer substantially all of its assets to KYN, and KYN would assume substantially all of KED’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KYN, which will be distributed by KED to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KED will then be terminated and dissolved in accordance with its charter and Maryland law.

As a result of the Reorganization, KED will:

•	deregister as an investment company under the 1940 Act;

•	cease its separate existence under Maryland law;

•	remove its common shares from listing on the NYSE; and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After the closing of the Reorganization, shares of KYN common stock will be credited to holders of KED commonstock only on a book-entry basis. KYN shall not issue certificates representing shares in connection with the Reorganization, irrespective of whether KED stockholders hold their shares in certificated form and all outstanding certificates representing common stock of KED will be deemed cancelled.

The Reorganization Agreement provides the time for and method of determining the net value of KED’s assets (and therefore shares) and the NAV per share of KYN. The valuation will be done immediately after the close of business, as described in the Reorganization Agreement, on the business day immediately preceding the closing date. Any special stockholder selections (for example, automatic investment plans for current KED stockholder accounts) will NOT automatically transfer to the new accounts unless newly set up by the affected stockholder.

No sales charge or fee of any kind will be charged to holders of KED common shares in connection with their receipt of KYN common shares in the Reorganization.

From and after the closing date, KYN will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of KED, all as provided under Maryland law.

Under Maryland law, stockholders of KED are not entitled to dissenters’ rights in connection with the Reorganization. However, any holder of KED’s common stock may sell his or her shares on the NYSE at any time prior to the Reorganization.

The Reorganization Agreement may be terminated and the Reorganization may be abandoned, whether before or after approval by stockholders, at any time prior to the closing date by resolution of either applicable Company’s Board of Directors, if circumstances should develop that, in the opinion of that Board of Directors, make proceeding with the Reorganization inadvisable.

The Reorganization Agreement provides that either Company party thereto may waive compliance with any of the terms or conditions made therein for the benefit of that Company, other than the requirements that: (a) the

Reorganization be approved by stockholders of KED; and (b) the Companies receive the opinion of Paul Hastings LLP that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Company’s Board of Directors, after consultation with Company counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Reorganization to the stockholders of the Company.

Under the Reorganization Agreement, each Company, out of its assets and property, will indemnify and hold harmless the other Company party thereto and the members of the Board of Directors and officers of the other Company from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Company and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Company of any of its representations, warranties, covenants or agreements set forth in the Reorganization Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Company or the members of the Board of Directors or officers of the Company prior to the closing date, provided that such indemnification by the Company is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Company or the members of the Board of Directors or officers of a Company be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of Directors of each Company, including the Independent Directors, has determined, with respect to its Company, that the interests of the holders of that Company’s common stock will not be diluted on the basis of NAV as a result of the Reorganization and that participation in the Reorganization is in the best interests of that Company. All costs of the Reorganization will be borne by the Companies on a pro rata basis based upon each Company’s relative NAV. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this joint proxy statement/prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of common or preferred stock of KED as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

The federal income tax consequences with respect to the Reorganization will be dependent upon the particular facts in existence prior to and at the time of the Reorganization. In addition, the application of certain aspects of the federal income tax law to the proposed Reorganization is unclear and subject to alternative interpretations.

The parties believe that the Reorganization will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. It may, however, be treated as a taxable transaction in which KYN or KED is deemed to have sold all of their respective assets for federal income tax purposes and the KYN or KED stockholders are deemed to have exchanged their respective stock in a taxable sale.

Requirements to Qualify as a Tax-Free Reorganization

Under Code Section 368(a)(1)(A), a statutory merger of one or more corporations into the acquiring corporation generally may qualify as a tax-free reorganization and, under Code Section 368(a)(1)(C), a transaction that results in an exchange of stock of an acquiring corporation for substantially all of the assets of another corporations similarly may qualify as a tax-free reorganization. In addition to the statutory requirements, the transaction needs to satisfy the continuity of proprietary interest, continuity of business enterprise, and business purpose requirements, all of which should be satisfied in the contemplated Reorganization.

Even if a transaction would satisfy the general requirements for a tax-free reorganization, the Code provides that an otherwise qualifying reorganization involving an investment company will not qualify as a tax-free reorganization with respect to any such investment company (and its shareholders) unless the investment company was immediately before the transaction a regulated investment company (“RIC”), a real estate investment trust (“REIT”), or a corporation that meets the diversified investment requirements of Code Section 368(a)(2)(F)(ii). For these purposes, an investment company is defined to include a RIC, a REIT and a corporation in which 50% or more of the value of its total assets are stock and securities and 80% or more of its total assets are held for investment. Under such test, KYN and KED are each an investment company. An investment company is treated as diversified if it is (i) a RIC, (ii) a REIT or (iii) an investment company in which not more than (y) 25% of its assets are in the stock or securities of one issuer and (z) 50% of its assets are invested in stock or securities of 5 or fewer issuers (the “asset diversification test”). Code Section 368(a)(2)(F)(iv) provides that “under Regulations as prescribed by the Secretary” assets acquired for purposes of satisfying the asset diversification test are excluded in applying the asset diversification test. However, the Treasury Department has never issued any final regulations, although proposed regulations were issued in 1981 and withdrawn in 1998. Conflicting case law exists as to whether statutory provisions such as Code Section 368(a)(2)(F)(iv) are self-executing in absence of required regulations.

Under the former proposed regulations, assets acquired for an “impermissible purpose” are excluded. The impermissible purpose need not be the sole purpose. The former proposed regulations generally presumed that assets acquired within one year of the investment company failing to be diversified were acquired for an impermissible purpose. This presumption could be overcome by clear and convincing evidence. The former proposed regulations provided for certain safe harbors, none of which would have any application to the proposed Reorganization. The legislative history underlying the enactment of this provision indicated that this rule is not intended to affect a situation in which a corporation purchases or acquires portfolio stock or securities in the ordinary course of its activities.

The current portfolio of each of KYN and KED satisfies the asset diversification test and it is anticipated that each such portfolios will continue to satisfy the asset diversification test (as interpreted by the IRS in the former proposed regulations) through the proposed Reorganization. Thus, although intended to qualify as a tax-free reorganization, the Reorganization may or may not qualify as such as to KYN or KED. The Companies will make their determination as of the time of the Reorganization, although that determination may be subject to challenge by the IRS.

Federal Income Tax Consequence if the Reorganization Qualifies as a Tax-Free Reorganization

If the Reorganization qualifies as tax-free reorganizations as to KYN and KED within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by KYN or KED upon the Reorganization.

•	No gain or loss will be recognized by a stockholder of KED who receives KYN common shares or KYN MRP Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional KYN common share, as discussed below).

•	The aggregate tax basis of KYN common shares and KYN MRP Shares, received by a stockholder of KED pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of common or preferred stock of KED surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

•	The holding period of KYN common shares and KYN MRP Shares, received by a stockholder of KED pursuant to the Reorganization will include the holding period of KED shares of stock surrendered in exchange therefor.

•	A stockholder of KED that receives cash in lieu of a fractional KYN common shares pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share of common stock in an amount equal to the difference between the amount of cash received for the fractional KYN common share and the portion of such stockholder’s tax basis in its KED shares of common stock that is allocable to the fractional share of common stock. The capital gain or loss will be long-term if the holding period for the KED shares of common stock is more than one year as of the date of the exchange.

•	KYN’s tax basis in the KED assets received by KYN pursuant to the Reorganization will equal the tax basis of such assets in the hands of KED immediately prior to the Reorganization, and KYN’s holding period of such assets will, in each instance, include the period during which the assets were held by KED.

Federal Income Tax Consequence if the Reorganization Fails to Qualify as Tax-Free Reorganizations

If the Reorganization fails to qualify as a tax-free reorganization because KYN or KED fail to meet the asset diversification tests or for any other reason, the transaction will be taxable to the non-diversified investment company and its stockholders. For example, if KED is treated as a non-diversified investment company, KED will be deemed to have sold all of its assets to KYN in a taxable transaction, followed by a deemed liquidation of KED and a distribution of the sales proceeds (the KYN stock) to KED’s stockholders. Based upon current market values, KED anticipates that it would recognize a net gain for federal income tax purposes on such deemed sale. Each KED stockholder would recognize gain or loss on the liquidating distribution in an amount equal to the difference between the fair market value of the KYN stock received in the Reorganization and such stockholder’s basis in its KED stock. KYN’s basis in the assets of the combined entity would include (i) its historic basis in the assets previously held by KYN and (ii) the fair market value of the KED assets as of the date of the Reorganization. KYN, after the Reorganization, would not succeed to any net operating or capital loss carryforwards of KED.

If, alternatively, KYN is treated as a non-diversified investment company, KYN will be deemed to have sold all of its assets to KED in a taxable transaction with the attendant deemed liquidation. Based upon current market values, KYN anticipates it would recognize a net gain for federal income tax purposes. Each KYN stockholder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the KYN stock held and the stockholder’s basis in such stock. KYN, after the Reorganization, would receive a fair market value basis in the assets historically held by KYN and will lose any of its pre-existing net operating loss and capital loss carryforwards.

Reporting Requirements

A KED stockholder who receives KYN common shares as a result of the Reorganization may be required to retain records pertaining to the Reorganization. Each KED stockholder who is required to file a federal income tax return and who is a “significant holder” that receives KYN common shares in the Reorganization will be required to file a statement with the holder’s federal income tax return setting forth, among other things, the holder’s basis in the KED shares surrendered and the fair market value of the KYN common shares and cash, if any, received in the Reorganization. A “significant holder” is a holder of KED shares who, immediately before the Reorganization, owned at least 5% of the outstanding KED shares.

Certain Federal Income Tax Matters

This section relates to KYN and Certain Federal Income Tax Matters related to KYN (other parts of this document relate to both KYN and KED). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

The following discussion of federal income tax matters is based on the advice of our counsel, Paul Hastings LLP.

This section and the discussion in the Statement of Additional Information summarize certain U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this joint proxy statement/prospectus. Tax laws and interpretations change frequently, possibly with retroactive effect, and this summary does not describe all of the tax consequences to all taxpayers. Except as otherwise provided, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe any state, local or foreign tax consequences. Investors should consult their own tax advisors regarding the tax consequences of the Reorganization and investing in us.

Federal Income Taxation of Kayne Anderson MLP Investment Company

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 21%.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. The Tax Reform Bill repealed the corporate AMT for tax years beginning after December 31, 2017 and provides that existing AMT credit carryforwards will be refundable. KYN and KED will remain subject to corporate AMT for fiscal 2018 but expect to file for refunds of AMT credit carryforwards, if any, beginning in fiscal 2019. In addition, the Tax Reform Bill imposed limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and elimination of carrybacks). These new limitations may impact certain deductions to taxable income and may result in an increased current tax liability to us. To the extent certain deductions are limited in any given year, we may not be able to utilize such deductions in future periods if we do not have sufficient taxable income.

Deferred income taxes reflect (1) taxes on unrealized gains which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criteria established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and extent of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

Our earnings and profits are calculated using accounting methods that may differ from tax accounting methods used by an entity in which we invest. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using the accelerated depreciation method. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as tax dividends, in years in which we have no taxable income.

We have not elected and have no current intention to elect to be treated as a regulated investment company under the Code because the extent of our investments in MLPs would generally prevent us from meeting the qualification requirements for regulated investment companies. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and satisfies certain source of income and asset diversification requirements. The regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Holders of Our Common Stock

Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our gross income, gains, losses, deductions, or credits in computing its own taxable income. Our distributions are treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our current or accumulated earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then the amount of a distribution in excess of a stockholder’s basis would be taxed as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income during a portion of our expected investment holding period. Thus, we anticipate that only a portion of distributions of cash and other income from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

Our distributions that are treated as dividends generally will be taxable as ordinary income to holders, but (i) are expected to be eligible for treatment as “qualified dividend income” that is subject to reduced rates of federal income taxation for noncorporate stockholders, and (ii) may be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. Under current law, qualified dividend income is taxable to noncorporate stockholders at a maximum federal income tax rate of 20%. In addition, currently the Tax Surcharge generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers.

If a distribution exceeds our current and accumulated earnings and profits, such distribution will be treated as a non-taxable reduction to the basis of the stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the stock is more than one year. Individuals currently are subject to a maximum federal income tax rate of 20% on long-term capital gains (prior to the Tax Surcharge, if applicable). Corporations are taxed on capital gains at their ordinary graduated income tax rates.

If a holder of our common stock participates in our Dividend Reinvestment Plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder in cash and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no cash distribution from us with which to pay such tax.

Sale of Our Common Stock

The sale of our stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares of stock are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss, generally taxable as described above. A holder’s ability to deduct capital losses may be limited.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income, or UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss, deduction or credit. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt financed. In general, common stock would be debt financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, distributions with respect to our common stock generally will result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will also result in income that is qualifying income for a regulated investment company. In addition, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to our stock.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax at the current rate of 24% may apply to the distributions on our common stock to be made by us if you fail to timely provide your taxpayer identification number or if we are so instructed by the Internal Revenue Service, or IRS. Backup withholding is not a separate tax and any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on your distributions and on gross proceeds from the sale or other disposition of our shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable and subject to any applicable intergovernmental agreements, withholding under FATCA is required: (i) with respect to our distributions to you; and (ii) with respect to gross proceeds from a sale or disposition of our shares that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

State and Local Taxes

Payment and distributions with respect to our common stock and preferred stock also may be subject to state and local taxes.

Tax matters are very complicated, and the federal, state local and foreign tax consequences of an investment in and holding of our common stock and preferred stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in “Risk Factors—Risks Related to Our Business and Structure—Tax Risks.”

Required Vote

Stockholder approval of the Reorganization requires the affirmative vote of (i) the holders of a majority of the issued and outstanding KED common and preferred stock (voting as a class) and (ii) the holders of “a majority of the outstanding voting securities,” as such term is defined under the 1940 Act represented by KED preferred stock (voting as a separate class). Under the 1940 Act, a “majority of the outstanding voting securities” means the vote, at the annual or a special meeting of the security holders of such company duly called, the lesser of (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company. For purposes of this proposal, each share of KED common stock and each share of KED preferred stock is entitled to one vote. Abstentions and broker non-votes, if any, will have the same effect as votes against approving the Reorganization since approval is based on the affirmative vote of all votes entitled to be cast. Abstentions will be considered present for purposes of determining the presence of a quorum for KED at the Annual Meeting.

Board Recommendation

THE BOARD OF DIRECTORS OF KED, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT KED STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

PROPOSAL TWO: ELECTION OF DIRECTORS

The KYN Board of Directors unanimously nominated the following directors for the specified terms and until their successors have been duly elected and qualified:

•	Albert L. Richey and James C. Baker until the 2019 Annual Meeting of Stockholders;

•	William R. Cordes and Barry R. Pearl until the 2020 Annual Meeting of Stockholders; and

•	Kevin S. McCarthy, William H. Shea, Jr. and William L. Thacker until the 2021 Annual Meeting of Stockholders.

Messrs. Cordes, Pearl, Thacker, Richey and Baker are currently directors of KED and have been nominated to the Board of Directors of KYN to serve whether or not the Reorganization is approved. Mr. Shea is currently a director of KYN and has been nominated to move from Class III to Class II and, as a result, he will be up for election at the Annual Meeting. Mr. McCarthy is currently a director of KYN and KED, and his existing term as a KYN director is expiring at the Annual Meeting. Anne K. Costin and Steven C. Good are existing directors of KYN that are not up for election at the Meeting. Ms. Costin’s term expires in 2019. Mr. Good will retire as a director at the Meeting. Following the completion of the Reorganization, the KYN board (as modified) will govern the Combined Company.

Each director has consented to be named in this joint proxy statement/prospectus and has agreed to serve if elected. KYN has no reason to believe that any of the nominees will be unavailable to serve. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) “FOR” the election of the nominees. If any of the nominees is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by KYN’s Board of Directors.

In accordance with KYN’s charter, its Board of Directors is divided into three classes of approximately equal size. Including the directors nominated for election at the Meeting, KYN will have eight directors as follows:

Class	Term*	Directors	Common Stockholders	Preferred Stockholders
I	Until 2020	William R. Cordes	X	X

		Barry R. Pearl	X	X

II	Until 2021	Kevin S. McCarthy	X	X

		William H. Shea, Jr.		X

		William L. Thacker	X	X

III	Until 2019	Anne K. Costin	X	X

		Albert L. Richey	X	X

		James C. Baker		X

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

Pursuant to the terms of KYN’s preferred stock, the holders of preferred stock are entitled as a class, to the exclusion of the holders of KYN’s common stock, to elect two directors of the Company (the “Preferred Directors”). The KYN Board of Directors has designated William H. Shea, Jr. and James C. Baker as the Preferred Directors. The terms of the preferred stock further provide that the remaining nominees shall be elected by holders of common stock and preferred stock voting together as a single class. In connection with his nomination to move from Class III to Class II, Mr. Shea is up for election at the Annual Meeting.

The following tables set forth the nominees’ and each remaining director’s name and year of birth; position(s) with KYN and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for the nominees and directors is 811 Main Street, 14th Floor, Houston, TX 77002.

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the 1940 Act, of the Company, of Kayne Anderson or of KYN’s underwriters in offerings of its securities from time to time as defined in the 1940 Act. None of the Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. Each of Kevin S. McCarthy and James C. Baker is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

The KYN Board of Directors has adopted a mandatory retirement policy. No director may be nominated or stand for re-election if that director would have his or her 75th birthday before the stockholders’ meeting at which that director would be elected. Once elected, a director may complete his or her term even if that director turns 75 during such term. In accordance with that policy, Steven C. Good will retire as a director at the Meeting.

For information regarding KYN’s executive officers and their compensation, see “—Information About Executive Officers” and “—Compensation Discussion and Analysis.”

In addition to serving on the Board of Directors of KYN, each of the directors also serves on the Board of Directors of other Kayne Anderson affiliates, as set forth in the tables below. In addition, Mr. McCarthy also serves on the Board of Directors of KED, Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). KYN, KYE, KMF and KED are all closed-end investment companies registered under the 1940 Act that are advised by KAFA. Contemporaneously with the Reorganization, KMF and KYE are pursuing a similar combination transaction (the “KMF Reorganization”) that, if approved, is expected to close at the same time as the Reorganization. As a result, if both transactions are approved, it is expected that each director will serve on the Board of Directors of two Kayne Anderson affiliates, KYN and KMF, and KED and KYE will cease to exist.

Directors and Director Nominees

Nominees for Director Who Are Independent

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Albert L. Richey (born 1949)	Director nominee. New term as a director until the annual meeting of stockholders in the year 2019.	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President, Special Projects from January 2009 to December 2012; Vice President of Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	2	Current: • KMF • KED Prior: • Boys & Girls Clubs of Houston • Boy Scouts of America

William R. Cordes (born 1948)	Director nominee. New term as a director until the annual meeting of stockholders in the year 2020.	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Current: • KMF • KED • Boardwalk Pipeline Partners, LP (midstream MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)
Barry R. Pearl (born 1949)	Director nominee. New term as a director until the annual meeting of stockholders in the year 2020.

Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets since March 2016. Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), from February 2007 to March 2016.

Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

			2

Current:

• KED

• KMF

• Magellan Midstream Partners, L.P. (midstream MLP)

Prior:

• Peregrine Midstream Partners LLC (natural gas storage)

• Seaspan Corporation (containership chartering)

• Targa Resources Partners LP (midstream MLP)

• TEPPCO Partners, L.P. (midstream MLP)

William L. Thacker (born 1945)	Director nominee. New term as a director until the annual meeting of stockholders in the year 2021.	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	2

Current:

• KMF

• KED

• QEP Resources, Inc. (oil and gas exploration and production company)

Prior:

• Copano Energy, L.L.C. (midstream MLP)

• GenOn Energy, Inc. (electricity generation and sales)

• Pacific Energy Partners, L.P. (midstream MLP)

• TEPPCO Partners, L.P. (midstream MLP)

William H. Shea, Jr. (born 1954)	Director nominee. Modified term (until the 2021 annual meeting of stockholders). Served since 2008.	Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. (BGH) and its predecessors.	2

Current:

• KYE

• Mainline Energy Partners, LLC (midstream energy)

• USA Compression Partners, LP (natural gas compression MLP)

Prior:

• BGH (general partner of BPL)

• BPL (midstream MLP)

• Gibson Energy ULC (midstream energy)

• Niska Gas Storage Partners LLC
(natural gas storage)

• PVG (owned general partner of PVR)

• PVR (midstream MLP)

• Penn Virginia Corporation (oil and gas exploration and production company)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and includes KYN, KYE, KMF and KED.

Remaining Directors Who Are Independent

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Anne K. Costin (born 1950)	Director. 3-year term until the 2019 annual meeting of stockholders. Served since inception.	Professor at the Amsterdam Institute of Finance from 2007 to 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division	2	Current: • KYE

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and includes KYN, KYE, KMF and KED.

Nominees for Director Who Are Interested Persons

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin S. McCarthy(2) (born 1959)	Chairman of the Board of Directors and Chief Executive Officer. 3-year term as a director until the annual meeting of stockholders in the year 2021. Elected annually as an officer. Served since inception.	Managing Partner of KACALP since June 2004 and Co-Managing Partner of KAFA since 2006. Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010).	4

Current:

• KMF

• KED

• KYE

• Kayne Anderson Acquisition Corp. (special purpose acquisition company)

• Range Resources Corporation (oil and gas exploration and production company)

Prior:

• Clearwater Natural Resources, L.P. (coal mining)

• Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

• Emerge Energy Services LP (frac sand MLP)

• International Resource Partners LP (coal mining)

• K-Sea Transportation Partners LP (shipping MLP)

• ONEOK, Inc. (midstream company)

• ProPetro Services, Inc. (oilfield services)

James C. Baker(2) (born 1972)	Director nominee. Served as President since June 2016 and as Executive Vice President from June 2008 to June 2016. Elected annually as an officer since June 2005.	Senior Managing Director of KACALP and KAFA since February 2008. President of KYN, KYE, KMF and KED since June 2016. Executive Vice President of KYN, KYE and KED from June 2008 to June 2016, and of KMF from August 2010 to June 2016.	1	Current: • KED Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and includes KYN, KYE, KMF and KED.

(2)	Each of Mr. McCarthy and Mr. Baker is an “interested person” by virtue of his employment relationship with Kayne Anderson.

Director Compensation

Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from KYN. For the fiscal year ended November 30, 2017, directors were compensated as follows:

•	Each Independent Director who serves on the Board of Directors of both KYN and KYE received an annual retainer of $125,000 for his or her service on both boards. KYN and KYE each paid a pro rata portion of this retainer quarterly based on their total assets for the quarter. As of November 30, 2017, 86% and 14% of the quarterly retainer was allocated to KYN and KYE, respectively.

•	For each of KYN and KYE, the chairperson of the Audit Committee received additional compensation of $7,500 annually.

•	In addition, for each of KYN and KYE, each Independent Director received fees for attending meetings of the Board and its Committees on which such Independent Directors served, as follows:

•	$2,500 per Board meeting in person or $2,000 per Board meeting via telephone;

•	$1,500 for each special Board meeting attended via telephone;

•	$1,500 per Audit Committee meeting (in person or via telephone) that is more than fifteen minutes in length; and

•	$500 per other committee meeting (in person or via telephone) that is more than fifteen minutes in length.

•	The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.

Following completion of the Reorganization and the KMF Reorganization, we expect that the annual retainer, the Audit Committee chairperson fee and meeting fees will be the same as those described above. As of February 28, 2018, the retainer would have been allocated 71% to KYN and 29% to KMF if the Reorganization and the KMF Reorganization had been completed.

The following table sets forth the compensation paid by KYN during the fiscal year ended November 30, 2017 to the Independent Directors. Neither KYN nor KYE has a retirement or pension plan or any compensation plan under which KYN’s equity securities were authorized for issuance.

Director Compensation Table

Name	KYN	Total Compensation from the Fund Complex
Independent Directors
Anne K.Costin	$124,388	$158,000
Steven C. Good(1)	132,388	173,500
William H. Shea, Jr.	125,388	160,000

(1)	Retiring at the Meeting.

Committees of the Board of Directors

The KYN Board of Directors currently has three standing committees: the Audit Committee, the Valuation Committee and the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”). The table below shows the directors currently serving on the committees.

	Audit	Valuation	Nominating
Independent Directors
Anne K. Costin	X	X	X
Steven C. Good(1)(2)	X	X	X
William H. Shea, Jr.	X	X	X
Interested Directors
Kevin S. McCarthy	—	X	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert.
(2)	Retiring at the Meeting.

Following the Meeting (assuming all nominees are elected), the committee composition of the Board is expected to be as follows:

	Audit	Valuation	Nominating
Independent Directors
William R. Cordes(1)	X	—	—
Anne K. Costin	X	X	—
Barry R. Pearl	X	—	X
Albert L. Richey	X	X	—
William H. Shea, Jr.	—	—	X
William L. Thacker	—	X	X
Interested Directors
Kevin S. McCarthy	—	X	—
James C. Baker	—	X	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert.

•	Audit Committee. The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee Charter conforms to the applicable listing standards of the NSYE. The Audit Committee Charter is available on the Companies’ website (www.kaynefunds.com). The Audit Committee, among others, approves and recommends to the Board the election, retention or termination of the Company’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates each auditors’ performance; reviews the results of the Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; monitors the accounting and reporting policies and procedures of the Company and the Company’s compliance with regulatory requirements; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” under the applicable NYSE listing standard.

•	Valuation Committee. The Valuation Committee is responsible for the oversight of the Company’s valuation procedures and the valuation of the Company’s securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com).

•	Nominating Committee. The Nominating Committee is responsible for appointing and nominating Independent Directors to the Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The Nominating Committee operates under a written charter adopted and approved by the Board (the “Nominating Committee Charter”), a copy of which is available on the Companies’ website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, the Company’s management, investment adviser and counsel, will consider nominees properly recommended by stockholders, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•	the candidate’s knowledge in matters relating to the investment company or to the energy industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•	the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from the Company’s service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•	such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

The Nominating Committee also considers diversity, including gender, race and national origin, education, professional experience, skills and viewpoints in identifying nominees for director. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the Board members represent diverse skills, backgrounds, experiences and perspectives.

Prior to making a final recommendation to the Board, the Nominating Committee of each Company may conduct personal interviews with the candidates it believes to be the most qualified.

If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including the Company’s stockholders.

The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board of either Company, stockholders of such Company shall mail the recommendation to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate; (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to the Company, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate.

Any such recommendation must contain sufficient background information concerning the candidate to enable the Company’s Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Board of Director and Committee Meetings Held

The following table shows the number of meetings held for the fiscal year ended November 30, 2017:

Board of Directors	5
Audit Committee	3
Valuation Committee	5
Nominating Committee	2

During the fiscal year ended November 30, 2017, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. KYN does not currently have a policy with respect to Board member attendance at annual meetings.

See “—Corporate Governance” for a review of the Board’s leadership structure, role in risk oversight and other matters.

Information about each Director’s Qualifications, Experience, Attributes or Skills

The KYN Board of Directors believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Nominee and Directors.” Each of the directors has served on the Board for a number of years. In addition, many of the directors have served as members of the board of other public companies, non-profit entities or other organizations. They therefore have substantial boardroom experience and, in their service to both Companies, have gained substantial insight as to the operation of the Company and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, each Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors.

Kevin S. McCarthy. Mr. McCarthy is Chairman and Chief Executive Officer of KYN, KED, KMF and KYE. In this position, Mr. McCarthy has extensive knowledge of KYN, its operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYN, KYE, KMF and KED, he is also on the board of directors of Range Resources Corporation and Kayne Anderson Acquisition Corp. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Company and at KAFA, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

James C. Baker. Mr. Baker has served as President of KYN, KYE, KMF and KED since June 2016. He has been a Senior Managing Director of KACALP and KAFA since February 2008. He was Executive Vice President of KYN, KYE and KED from June 2008 to June 2016 and of KMF from August 2010 to June 2016. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Mr. Baker previously served on the boards of KSea Transportation Partners LP (shipping MLP), Petris Technology, Inc. (data management for energy companies), and ProPetro Services, Inc. (oilfield services company). Mr. Baker holds a Bachelor of Business Administration in Finance from the University of Texas and a Master of Business Administration from Southern Methodist University. We believe Mr. Baker’s position of responsibility at the Company and at KAFA will make him a valued member of the KYN Board.

William R. Cordes. Mr. Cordes has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. (now ONEOK Partners, L.P.) and President of Northern Natural Gas Company and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970, and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes currently serves on the Board of Directors of KMF and KED, where he serves as Chair of the Audit Committee, and on the Board of Directors of Boardwalk Pipeline Partners, LP, where he serves as a member of the Audit and Conflicts Committee. He has served on the board of Northern Border Partners, L.P., the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.

Anne K. Costin. Ms. Costin has been a professor at the Amsterdam Institute of Finance from 2007 to 2013. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup, and during the last seven years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. Ms. Costin serves as a director of KYN and KYE. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

Barry R. Pearl. Mr. Pearl is a management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets, since March 2016. Mr. Pearl currently serves as a director of KMF and KED and is also a member of the Board of Directors of Magellan Midstream Partners, L.P., where he serves as Presiding Director and a member of the Audit Committee. Prior directorships include Targa Resources Partners LP (midstream MLP), Peregrine Midstream Partners LLC (natural gas storage) and Seaspan Corporation (containership chartering). Mr. Pearl was Executive Vice President of Kealine, LLC (and its affiliate WesPac Midstream LLC, an energy infrastructure developer) from February 2007 to March 2016. Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC in February 2001 and Chief Executive Officer and director of TEPPCO in May 2002, where he served until December 31, 2005. Mr. Pearl was previously Chief Operating Officer of TEPPCO from February 2001 until May 2002. Prior to joining TEPPCO, Mr. Pearl was Vice President — Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation from June 1998. Mr. Pearl was Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. from 1995 until 1998, and Senior Vice President, Business Development from 1992 to 1995. Mr. Pearl is past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Albert L. Richey. Mr. Richey retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016. From January 2009 to December 2012, he served as Vice President, Special Projects. From December 2005 through December 2008 he served as Vice President, Corporate Development. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations. He was named Treasurer later that year and was named Vice President in 1995. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. Mr. Richey currently serves as a director of KMF and KED and previously served as a member of the Board of Directors the Boys & Girls Clubs of Houston and Boy Scouts of America. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.

William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. He previously served as the Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016 and as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP from March 2010 to March 2014. From March 2010 to March 2011, Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P.

(BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. Mr. Shea currently serves as a director of KYN and KYE and also serves as director for Mainline Energy Partners, LLC and USA Compression Partners, LP, a natural gas compression MLP. Mr. Shea formerly served as a director of PVG, PVR, Penn Virginia Corporation, BPL, BGH, Gibson Energy ULC, and Niska Gas Storage Partners LLC. Mr. Shea holds a B.A. from Boston College and an M.B.A. from the University of Virginia. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which we invest.

William L. Thacker. Mr. Thacker currently serves as a director of KMF and KED and also is on the board of QEP Resources, Inc., an oil and gas exploration and production company. Prior directorships include GenOn Energy, Inc. (electricity generation and sales) and Chairman of the Board of Directors of Copano Energy, L.L.C. (midstream MLP). From April 2004 until November 2006, he was also a member of the Board of Directors of Pacific Energy Management, LLC, the general partner of Pacific Energy GP, LP, which was in turn the general partner of Pacific Energy Partners, L.P. He served as Chairman of the Nominating and Governance Committee of Pacific Energy Management, LLC. Mr. Thacker joined Texas Eastern Products Pipeline Company, LLC (the general partner of TEPPCO) in September 1992 as President, Chief Operating Officer and Director. He was elected Chief Executive Officer in January 1994. In March 1997, he was named to the additional position of Chairman of the Board, which he held until his retirement in May 2002. Prior to joining Texas Eastern Products Pipeline Company, LLC, Mr. Thacker was President of Unocal Pipeline Company from 1986 until 1992. Mr. Thacker is past Chairman of the Executive Committee of the Association of Oil Pipelines and has served as a member of the Board of Directors of the American Petroleum Institute. Mr. Thacker holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and a Master of Business Administration degree from Lamar University. Mr. Thacker has extensive experience in the MLP sector and the energy industry. In addition, Mr. Thacker brings to the Board many years of experience as a board member of several publicly traded energy companies.

Information about Executive Officers

The following table sets forth each executive officer’s name and year of birth; position(s) with KYN, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for KYN’s offices is 811 Main Street, 14th Floor, Houston, TX 77002. All executive officers currently serve in identical positions for each of KYN, KYE, KMF and KED.

Name (Year Born)	Position(s) Held with the Registrant, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer During Past Five Years
Kevin S. McCarthy (born 1959)		See information on page 110.
Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since 2005.	Managing Director of KACALP since December 2005 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KYN and KYE since December 2005, of KED since September 2006, of KMF since August 2010. Chief Financial Officer of Kayne Anderson Acquisition Corp. since December 2016.	4	Current: • KED • The Source for Women (not-for-profit organization)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served since inception.	Managing Partner of KACALP since 2004 and Co-Managing Partner of KAFA since 2006. Assistant Secretary and Assistant Treasurer of KYN since 2004, of KYE since 2005, of KED since 2006 and of KMF since August 2010. Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010.	4	None
James C. Baker (born 1972)		See information on page 110.
Ron M. Logan, Jr. (born 1960)	Senior Vice President. Elected annually. Served since September 2012.	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KED since September 2006, of KMF since June 2012 and of KYN and KYE since September 2012.	4	Prior: • VantaCore Partners LP (aggregates MLP)
Jody C. Meraz (born 1978)	Vice President. Elected annually. Served since June 2011.	Managing Director of KACALP and KAFA since February 2014 Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KYN, KYE, KED and KMF since 2011.	4	None
Michael J. O’Neil (born 1983)	Chief Compliance Officer. Elected annually. Served since December 2013.	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYN, KYE, KED, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock, Inc. from January 2008 to February 2012.	4	None
David J. Shladovsky (born 1960)	Secretary. Elected annually. Served since inception.	General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYN since 2004, of KYE since 2005, of KED since 2006 and of KMF since August 2010.	4	Exceptional Minds (not-for-profit organization)
Alan R. Boswell (born 1978)	Vice President. Elected annually. Served since September 2017.	Managing Director of KACALP and KAFA since January 2018. Senior Vice President of KACALP and KAFA from February 2014 to January 2018. Vice President of KACALP and KAFA from August 2012 to February 2014. Vice President of KYN, KYE, KMF and KED since September 2017.	4	None

Compensation Discussion and Analysis

Pursuant to an investment management agreement between KYN and KAFA (KYN’s external manager), KAFA is responsible for supervising the investments and reinvestments of KYN’s assets. KAFA, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. KYN pays various management fees to KAFA for the advisory and other services performed by KAFA under the investment management agreement.

The executive officers who manage KYN’s regular business are employees of KAFA or its affiliates. Accordingly, KYN does not pay salaries, bonuses or other compensation to its executive officers. KYN does not have employment agreements with its executive officers. KYN does not provide pension or retirement benefits, perquisites, or other personal benefits to its executive officers. KYN does not maintain compensation plans under which its equity securities are authorized for issuance. KYN does not have arrangements to make payments to its executive officers upon their termination or in the event of a change in control of KYN.

The investment management agreement for KYN does not require KAFA to dedicate specific personnel to fulfilling its obligation to KYN under the investment management agreement, or require KAFA personnel to dedicate a specific amount of time to the management of KYN. In their capacities as executive officers or employees of KAFA or its affiliates, they devote such portion of their time to KYN’s affairs as required for the performance of KAFA’s duties under the investment management agreement.

The executive officers of KYN are compensated by KAFA. KYN understands that KAFA takes into account the performance of KYN as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on KYN’s performance. In addition to compensation for services performed for KYN, certain of the executive officers receive compensation for services performed for KAFA’s various investment funds. However, KAFA cannot segregate and identify that portion of the compensation awarded to, earned by or paid to KYN’s executive officers that relates exclusively to their services to KYN.

Security Ownership of Management and Certain Beneficial Owners

The following tables set forth the number of shares of common stock and preferred stock of KYN (as of December 31, 2017) beneficially owned by KYN’s current directors, director nominees and executive officers as a group, and certain other beneficial owners, according to information furnished to each Company by such persons. Based on statements publicly filed with the SEC, as of December 31, 2017, KYN was not aware of any persons who beneficially owned more than 5% of KYN’s outstanding common stock. As of December 31, 2017, KYN is aware of five persons who beneficially own more than 5% of its outstanding Preferred Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

KYN

Name of Beneficial Owner of KYN Common Stock	Number of Shares	Percent of Class(1)

Independent Directors (and Nominees)
William R. Cordes	2,000	*
Anne K. Costin	2,020	*
Steven C. Good(2)	3,012	*
Barry R. Pearl	2,450	*
Albert L. Richey	—	—
William H. Shea, Jr.	6,754	*
William L. Thacker	10,000	*
Interested Directors (and Nominees)(3)
Kevin S. McCarthy	499,941	*
James C. Baker	142,493	*
Executive Officers(3)
J.C. Frey	188,773	*
Terry A. Hart	5,286	*
Ron M. Logan, Jr.	31,084	*
Jody C. Meraz	22,566	*
Michael J. O’Neil	—	—
David J. Shladovsky	28,550	*
Alan R. Boswell	958	*
All Directors, Director Nominees and Executive Officers as a Group (16 persons)	945,887	*

*	Less than 1% of class.

(1)	Based on 114,877,080 shares outstanding as of December 31, 2017.

(2)	Retiring at the Meeting.

(3)	Does not include 285,929 shares of common stock, held by KACALP, a limited partnership in which certain executive officers have ownership interests, because they may not exercise voting or investment power with respect to such shares. KYN believes by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

Name of Owner of KYN Preferred Stock	Number of Shares	Percent of Class(1)
All Directors and Executive Officers as a Group (16 persons)	—	—
Voya Investment Management LLC 5780 Powers Ferry Rd NW, Suite 300 Atlanta, GA 30327-4347	2,520,000	21.6%
AIG Asset Management 2929 Allen Parkway, A36-04 Houston, TX 77019-2155	1,040,000	8.9%
Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402	760,000	6.5%
Barings LLC and Affiliates 1500 Main St, Suite 2200 Springfield, MA 01115-5189	600,000	5.1%
Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Blvd Charlotte, NC 28262	600,000	5.1%

(1)	Based on 11,680,000 shares outstanding as of December 31, 2017.

The following table sets forth the dollar range of KYN’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors and director nominees of KYN as of December 31, 2017 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Exchange Act):

KYN Common Stock Ownership

Director	Dollar Range(1) of Equity Securities	Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(2)
Independent Directors (and Nominees)
William R. Cordes	$10,001-$50,000	$50,001-$100,000
Anne K. Costin	$10,001-$50,000	$50,001-$100,000
Steven C. Good(3)	$50,001-$100,000	$50,001-$100,000
Barry R. Pearl	$10,001-$50,000	Over $100,000
Albert L. Richey	None	Over $100,000
William H. Shea, Jr.	Over $100,000	Over $100,000
William L. Thacker	Over $100,000	Over $100,000
Interested Directors (and Nominees)
Kevin S. McCarthy	Over $100,000	Over $100,000
James C. Baker	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	Includes companies in the Fund Complex (consisting of KYN, KYE, KMF and KED) for which the individual serves as a director or has been nominated to serve as a director.

(3)	Retiring at the Meeting.

As of December 31, 2017, the KYN Independent Directors (other than Ms. Costin as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of December 31, 2017, the KYN Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of KYN’s common stock or preferred stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

The table below sets forth information about securities owned by the directors and their respective immediate family members, as of December 31, 2017, in entities directly or indirectly controlling, controlled by, or under common control with, the Companies’ investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Real Estate Partners II LP(1)	Partnership Units	$2,580	*
		Kayne Partners Fund III (QP), L.P.(1)	Partnership Units	$57,090	*
		Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership Units	$80,715	*
		Kayne Anderson Non-Traditional Investments, L.P.(1)	Partnership Units	$85,450	*
Barry R. Pearl	Self	Kayne Anderson Real Estate Partners V, L.P.(1)	Partnership Units	$89,663	*

*	Less than 1% of class.

(1)	KACALP may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

As of December 31, 2017, certain officers and certain employees of Kayne Anderson, including all the executive officers, own, in the aggregate, approximately $17.5 million of KYN’s common stock.

KED

The following tables set forth the number of shares of common stock and preferred stock of KED (as of December 31, 2017) beneficially owned by KED’s current directors and executive officers as a group, and certain other beneficial owners (including KYN’s directors who are not on the KED Board of Directors), according to information furnished to each Company by such persons. Based on statements publicly filed with the SEC and other information obtained from such persons, as of December 31, 2017, KED is aware of one person who beneficially owned more than 5% of KED’s outstanding common stock. As of December 31, 2017, KED is aware of one person who beneficially owns more than 5% of its outstanding Preferred Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Name of Beneficial Owner of KED Common Stock	Number of Shares	Percent of Class(1)
Independent Directors
William R. Cordes	2,000	*
Barry R. Pearl	9,639	*
Albert L. Richey	12,561	*
William L. Thacker	2,598	*
Interested Directors(2)
Kevin S. McCarthy	64,915	*
James C. Baker	54,329	*
Terry A. Hart	11,308	*
Other KYN Directors
Anne K. Costin	—	—
Steven C. Good(3)	—	—
William H. Shea, Jr.	—	—
Executive Officers(2)
J.C. Frey	28,575	*
Ron M. Logan	1,203	*
Jody C. Meraz	3,021	*
Michael J. O’Neil	—	—
David J. Shladvosky	1,993	*
Alan R. Boswell	4,650	*
All KED Directors and Executive Officers as a Group (13 persons)	196,792	1.8%
The Charger Corp. 1001 Warrenville Road, Suite 300 Lisle, IL 60532	1,343,780	12.5%

*	Less than 1% of class

(1)	Based on 10,777,174 shares of common stock outstanding as of December 31, 2017.

(2)	Does not include 43,309 shares of common stock, held by KAFA and KACALP, limited partnerships in which certain executive officers have ownership interests, because they may not exercise voting or investment power with respect to such shares. KED believes by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

(3)	Retiring at the Meeting.

Name of Beneficial Owner of KED Preferred Stock	Number of Shares	Percent of Class(1)
All Directors and Executive Officers as a Group (13 persons)	—	—
Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201	1,000,000	100.0%

(1)	Based on 1,000,000 shares outstanding as of December 31, 2017.

The following table sets forth the dollar range of KED’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors of KED as of December 31, 2017 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Exchange Act):

KED Common Stock Ownership

Director	Dollar Range(1) of Equity Securities	Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(2)
Independent Directors
William R. Cordes	$10,001-$50,000	$50,001-$100,000
Barry R. Pearl	Over $100,000	Over $100,000
Albert L. Richey	Over $100,000	Over $100,000
William L. Thacker	$10,001-$50,000	Over $100,000
Interested Directors
Kevin S. McCarthy	Over $100,000	Over $100,000
James C. Baker	Over $100,000	Over $100,000
Terry A. Hart	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	Includes companies in the Fund Complex (consisting of KYN, KYE, KMF and KED) for which the individual serves as a director or has been nominated to serve as a director.

As of December 31, 2017, the KED Independent Directors and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of December 31, 2017, the KED Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of common stock or preferred stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

As of December 31, 2017, certain officers and certain employees of Kayne Anderson, including all the executive officers of KED, own, in the aggregate, approximately $3.0 million of KED’s common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require KYN’s directors and executive officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of KYN’s equity securities to file Section 16(a) forms with the SEC and NYSE reporting their affiliation with KYN, their ownership and changes in their ownership of KYN’s shares. Those persons and entities are required by SEC regulations to furnish KYN with copies of all Section 16(a) forms they file. Based solely on a review of those Section 16(a) forms furnished to it, KYN believes that its directors and executive officers, KAFA, affiliated persons of KAFA, and any persons holding more than 10% of KYN’s preferred stock have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of KYN’s management, no persons owned beneficially more than 10% of KYN’s common stock during the fiscal year ended November 30, 2017.

Corporate Governance

Board Leadership Structure

KYN’s business and affairs are managed under the direction of its Board, including the duties performed for KYN pursuant to its investment management agreement. Among other things, the Board sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Company’s independent registered public accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of KYN currently consists of four directors, three of whom are Independent Directors (though the size of the Board is increasing at the Annual Meeting in connection with the Reorganization). As part of each regular Board meeting for each Company, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with KYN’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of KYN.

Under KYN’s Amended and Restated Bylaws, the Board may designate a Chairman to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. KYN does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board. Mr. McCarthy is an “interested person,” as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. KYN believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board believes that its Board leadership structure — having the Chief Executive Officer serve as Chairman of the Board and Audit and Nominating Committees comprised solely of Independent Directors — is the optimal structure at this time. Because the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

Currently, the Board does not have a designated lead Independent Director. Instead, all of the Independent Directors play an active role serving on the Board. The Independent Directors constitute a majority of the Board and are closely involved in all material deliberations related to the Company. The Board believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

Board Role in Risk Oversight

The Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example,

investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including those related to the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of the Audit Committee with the Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including those related to certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

KYN believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect KYN can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of KYN or Kayne Anderson, its affiliates or other service providers.

Diversity in Nominees for Director

The Nominating Committee evaluates candidates’ qualifications for Board membership. The Nominating Committee takes into account the diversity of a particular candidate and the overall diversity of the Board when considering and evaluating candidates for director. While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee has not established any litmus test or quota relating to diversity that must be satisfied before an individual may serve as a director. The Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, the Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

Communications Between Stockholders and the Board of Directors

Stockholders may send communications to the Board. Communications should be addressed to the Secretary at 811 Main Street, 14th Floor, Houston, TX 77002. The Secretary will forward any communications received directly to the Board.

Code of Ethics

KYN has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Text-only versions of the code of ethics are available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the code of ethics may be obtained from the Company free of charge at (877) 657-3863.

Required Vote

The elections of Messrs. Cordes, Pearl, McCarthy, Thacker and Richey under this proposal require the affirmative vote of the holders of a majority of KYN’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class. The elections of Messrs. Shea and Baker under this prosposal require the affirmative vote of a majority of KYN’s preferred stock outstanding as of the Record Date, voting as a separate class. For purposes of this proposal, each share of KYN common stock and each share of KYN preferred stock is entitled to one vote. Stockholders do not have cumulative voting rights.

Abstentions, if any, will have the same effect as votes against the elections of the nominees, although they will be considered present for purposes of determining the presence of a quorum for KYN at the Annual Meeting.

In uncontested elections of directors, brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote. For this reason, it is anticipated that there will be few, if any, broker “non-votes” in connection with this proposal. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum for KYN.

Board Recommendation

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT KYN STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD.

PROPOSAL THREE: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors of KYN, including all of KYN’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for KYN for the year ending November 30, 2018 and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

PricewaterhouseCoopers LLP has audited the financial statements of KYN since inception and has informed KYN that it has no direct or indirect material financial interest in the Company or in Kayne Anderson.

A representative of PricewaterhouseCoopers LLP will not be present at the Meeting but will be available by telephone and have the opportunity to make a statement, if such representative so desires, and to respond to stockholders’ questions.

The Audit Committee normally meets two times each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of its engagement, review the financial statements of KYN and the results of its examination.

Independent Accounting Fees

Audit and Related Fees

The following table sets forth the approximate amounts of the aggregate fees billed for the fiscal years ended November 30, 2017 and 2016, respectively, by PricewaterhouseCoopers LLP.

	2017	2016
Audit Fees(1)	$190,000	$180,600
Audit-Related Fees(2)	42,000	43,900
Tax Fees(3)	214,000	121,500
All Other Fees	—	—

(1)	For professional services rendered with respect to the audit of KYN’s annual financial statements and the quarterly review of KYN’s financial statements.

(2)	For professional services rendered with respect to assurance and related services reasonably related to the performance of the audits of KYN’s annual financial statements not included in “Audit Fees” above.

(3)	For professional services for tax compliance, tax advice and tax planning.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered, for the fiscal years ended November 30, 2017 and 2016, were $214,000 and $121,500, respectively, and all of such non-audit fees related to tax services provided by PricewaterhouseCoopers LLP. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $4,893,000 and $4,516,000 for services rendered to KAFA and any entity controlling, controlled by, or under common control with KAFA that provides ongoing services to the Companies for the fiscal years ended November 30, 2017 and 2016, respectively. The Audit Committee has considered the provision of non-audit services that were rendered to KAFA and any entity controlling, controlled by, or under common control with KAFA that provides ongoing services to the Company that were not pre-approved by the Audit Committee and has determined that the provision of such non-audit services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Committee Pre-Approval Policies and Procedures

Before the auditor is engaged to render audit, audit-related or permissible non-audit services to KYN, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Before any non-audit services may be provided by the auditor to Kayne Anderson or any entity in the investment company complex (i.e., KYN, Kayne Anderson and any entity controlled by, controlling or under common control with Kayne Anderson if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to KYN or Kayne Anderson), if the nature of the services to be provided relate directly to KYN’s operations or financial reporting, such non-audit services must be preapproved by the Audit Committee. Any pre-approval policies and procedures established by the Audit Committee must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with PricewaterhouseCoopers LLP, the Audit Committee approved in advance all audit services and non-audit services, if any, that PricewaterhouseCoopers LLP provided to KYN and to Kayne Anderson (with respect to KYN’s operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to KYN or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be preapproved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Committee Report

The Audit Committee of the Board of Directors (the “Board”) Kayne Anderson MLP Investment Company (the “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee of each Company reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors, and the Audit Committee of each Company meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee of each Company also selects, retains and evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee of each Company is currently composed of four directors. The Audit Committee of the Company operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com). Each Audit Committee member is “independent” as defined by New York Stock Exchange listing standards.

The Audit Committee of the Company, in discharging its duties, has met with and held discussions with management and the Company’s independent auditors and any internal auditors. The Audit Committee of the Company has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The Audit Committee of the Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee of the Company has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting

Oversight Board regarding the independent auditors’ communications with the Audit Committee of the Company concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter of the Company, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with accounting principles generally accepted in the U.S.

Based on the Company’s Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to each Company’s Audit Committee, the Audit Committee of the Company has recommended that its Board include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended November 30, 2017 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Anne K. Costin

Steven C. Good(1)

William H. Shea, Jr.

(1)	Retiring at the Annual Meeting

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of KYN’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of KYN common stock and each share of KYN preferred stock is entitled to one vote.

For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Board Recommendation

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT KYN STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

MORE INFORMATION ABOUT THE MEETING

Other Matters

The Board knows of no other matters that are intended to be brought before the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion. Pursuant to the bylaws of KED, only the consideration and approval of the Reorganization may be considered by KED’s stockholders at the Meeting.

Outstanding Stock

At the Record Date, KYN had 115,429,599 shares of common stock and 11,680,000 shares of preferred stock outstanding.

To the knowledge of management as of the Record Date:

•	One person beneficially owned more than 5% of KYN’s outstanding common stock.

•	Five persons beneficially owned more than 5% of KYN’s outstanding preferred stock.

•	No directors owned 1% or more of KYN’s outstanding common stock.

•	No directors owned 1% or more of KYN’s outstanding preferred stock.

•	Eleven officers and directors owned, as a group, less than 1% of KYN’s outstanding common stock.

•	No directors and officers owned, as a group, any percentage of KYN’s outstanding preferred stock.

At the Record Date, KED had 10,793,733 shares of common stock and 1,000,000 shares of preferred stock outstanding.

To the knowledge of management as of the Record Date:

•	One person beneficially owned more than 5% of KED’s outstanding common stock.

•	One person beneficially owned more than 5% of KED’s outstanding preferred stock.

•	No directors owned 1% or more of KED’s outstanding common stock.

•	No directors owned 1% or more of KED’s outstanding preferred stock.

•	Twelve officers and directors owned, as a group, 1.9% of KED’s outstanding common stock.

•	No directors and officers owned, as a group, any percentage of KED’s outstanding preferred stock.

How Proxies Will Be Voted

All proxies solicited by the Boards of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with each Board’s recommendations. Neither KYN nor KED knows of no other matters to be presented at the Meeting, and no matters other than the Reorganization may be considered by KED’s stockholders at the Meeting. However, if other proposals are properly presented at the Annual Meeting with regard to KYN, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.

How to Vote

If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the Meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies may vote in person at the Meeting. However, even if you plan to attend the Meeting, you should still return your proxy card, which will ensure that your vote is cast should your plans change.

Expenses and Solicitation of Proxies

For each Company, the expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this joint proxy statement/prospectus, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Companies on a pro rata basis. The Companies may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Company’s shares. In order to obtain the necessary quorum for KYN or KED at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by each Company’s representatives, Kayne Anderson, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained, the costs associated with all proxy solicitation are expected to be approximately $46,000 for KYN and $4,000 for KED. Neither Company will pay any of its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.

Dissenters’ or Appraisal Rights

Stockholders do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to the Secretary at 811 Main Street, 14th Floor, Houston, TX 77002; (2) properly executing and sending a later-dated proxy to the Secretary at the same address; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally matters that may substantially affect the rights or privileges of stockholders. Each of the election of directors and the ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to such proposals. The approval of the Reorganization is considered “non-routine,” and so brokers will not have discretionary voting power with respect to the proposal.

Quorum and Adjournment

The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for KYN and KED for the purposes of the Annual

Meeting and Special Meeting, respectively. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for KYN and KED at the Meeting. If a quorum for KYN or KED is not present in person or by proxy at the Meeting, the chairman may adjourn the Annual Meeting or the Special Meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Meeting.

Investment Adviser

KA Fund Advisors, LLC is the investment adviser for each Company. Its principal office is located at 811 Main Street, 14th Floor, Houston, TX 77002.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for each Company, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders sharing an address who currently receive multiple copies of proxy materials and annual report at the same addresses and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

The Amended and Restated Bylaws currently in effect for KYN and KED provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Pacific Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Pacific Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Accordingly, a stockholder nomination or proposal intended to be considered at the KYN 2019 Annual Meeting must be received by the Secretary on or after January 1, 2019 and prior to 5:00 p.m. Pacific Time on January 31, 2019. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2019 proxy statement pursuant to Rule 14a-8(e) of the Exchange Act, it must be received not fewer than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received on or before January 31, 2019 in order to be included in the proxy statement and proxy card for the 2019 Annual Meeting. All nominations and proposals must be in writing.

If the Reorganization is not approved by the stockholders of KED, KED expects to hold its 2018 Annual Meeting of Stockholders later this year. Accordingly, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Pacific Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

By Order of the Boards of Directors

David J. Shladovsky

Secretary

May 30, 2018

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this      day          of         , 2018, by and between Kayne Anderson Energy Development Company (the “Target Fund”), a Maryland corporation with its principal place of business at 811 Main Street, 14th Floor, Houston, Texas 77002, and Kayne Anderson MLP Investment Company (the “Surviving Fund”), a Maryland corporation with its principal place of business at 811 Main Street, 14th Floor, Houston, Texas 77002.

WHEREAS, each of the Target Fund and the Surviving Fund is a closed-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that are of the character in which the Surviving Fund is permitted to invest;

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the Reorganization (as hereinafter defined) will consist of the reorganization of the Target Fund with and into the Surviving Fund, as provided herein and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Directors of the Surviving Fund (the “Surviving Fund Board”) has determined, with respect to the Surviving Fund, that the Reorganization is in the best interests of the Surviving Fund and its stockholders and that the interests of the existing stockholders of the Surviving Fund will not be diluted as a result of this transaction, on the basis of net asset value per share;

WHEREAS, the Board of Directors of the Target Fund (the “Target Fund Board”) has determined, with respect to the Target Fund, that the Reorganization is in the best interests of the Target Fund and its stockholders and that the interests of the existing stockholders of the Target Fund will not be diluted as a result of this transaction, on the basis of net asset value per share;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, covenant and agree as follows:

1	BASIC TRANSACTION

1.1   The Reorganization. Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a) The Target Fund will sell, assign, convey, transfer and deliver to the Surviving Fund, and the Surviving Fund will acquire, on the Closing Date, all of the properties and assets specified in Section 1.1(e), subject to the liabilities of the Target Fund set forth in Section 1.1(f).

(b) The Surviving Fund shall, on the Closing Date, issue and deliver to the Target Fund the number of shares of Surviving Fund Common Stock (as defined in Section 2.1(q)) having the same aggregate net asset value as the Target Fund’s common stock, par value $0.001 per share (the “Target Fund Common Stock”), issued and outstanding immediately before the Closing Date, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day immediately before the Closing Date (the “Valuation Time”). The Closing Date and the Valuation Time must each be on a day on which the New York Stock Exchange (the “NYSE”) is open for trading (a “Business Day”).

(c) The Surviving Fund shall, on the Closing Date, issue and deliver to the Target Fund the same number of shares of newly issued shares of Series K Surviving Fund Preferred Stock (as defined in Section 2.1(q)) having substantially identical terms as the Target Fund’s Series A preferred stock (“Target Fund Preferred Stock”) as the number of shares of Target Fund Preferred Stock issued and outstanding immediately before the Closing Date. The aggregate liquidation preference of the Surviving Fund Preferred Stock to be distributed to the holders of Target Fund Preferred Stock will equal the aggregate liquidation preference of Target Fund Preferred Stock held immediately before the Closing Date. The Surviving Fund Preferred Stock will have equal priority with any other outstanding preferred shares of the Surviving Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Surviving Fund. The accrual for the Target Fund Preferred Stock with respect to any accrued and unpaid dividends as of the Closing Date will be assumed by the Surviving Fund and will apply, and be payable on an equivalent share-for-share basis, with respect to the Surviving Fund Preferred Stock on the same dividend payment schedule as applied to the Target Fund Preferred Stock.

(d) Upon consummation of the transactions described in subsections (a), (b) and (c) above, the Target Fund in complete liquidation shall distribute to its respective stockholders of record as of the Closing Date the Surviving Fund Common Stock and the Surviving Fund Preferred Stock received by it from the Surviving Fund, as follows: (i) each holder of Target Fund Common Stock shall be entitled to receive that number of shares of Surviving Fund Common Stock equal to the product of (X) the number of shares of the Target Fund Common Stock held by such stockholder divided by the number shares of Target Fund Common Stock outstanding on such date and (Y) the total number of shares of Surviving Fund Common Stock received by the Target Fund, with cash to be paid in lieu of any fractional share resulting from the calculation of that product of (X) and (Y); and (ii) each holder of Target Fund Preferred Stock shall be entitled to receive that number of shares of Surviving Fund Preferred Stock equal to the number of shares of Target Fund Preferred Stock on such date.

(e) The assets of the Target Fund to be acquired by the Surviving Fund shall include, without limitation, all cash, securities, commodities and futures interests, dividends and interest receivable, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, receivables for shares sold and all other properties and assets that are owned by the Target Fund on the Closing Date, other than cash in an amount necessary to pay dividends and distributions that are payable before the Closing Date. The Target Fund will pay or cause to be paid to the Surviving Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets acquired hereunder and other properties and assets of the Target Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Surviving Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution before the Valuation Date, in which case the receivable for any such distribution that remains unpaid at the Closing Date shall be separately included in the determination of the value of the assets of the Target Fund acquired by the Surviving Fund

(f) The Surviving Fund shall assume, as of the Closing Date, all of the Target Fund’s liabilities, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, except liabilities specified on Schedule A that shall be discharged or otherwise satisfied on or before the Closing Date.

(g) As soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Target Fund will liquidate and distribute to its shareholders of record the Surviving Fund Common Stock and Surviving Fund Preferred Stock received by the Target Fund in the manner specified by Section 1.1(d). That liquidation and distribution will be accomplished by the transfer of the shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock then credited to the account of the Target Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of Target Fund shareholders and representing the respective number of shares of the Surviving Fund Common Stock and Surviving Fund Preferred Stock due to those shareholders.

1.2   Withholding Taxes. The Target Fund will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Target Fund Common Stock or Target Fund Preferred Stock, as applicable, such amounts as the Target Fund shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Target Fund Common Stock or Target Fund Preferred Stock in respect of which such deduction and withholding was made.

1.3   Stock Certificates.

(a) Effective as of the Liquidation Date, all outstanding certificates representing shares of the Target Fund Common Stock and Target Fund Preferred Stock will be deemed cancelled and shall no longer evidence ownership thereof.

(b) In lieu of delivering certificates for Surviving Fund Common Stock or Surviving Fund Preferred Stock, the Surviving Fund shall credit the Surviving Fund Common Stock and Surviving Fund Preferred Stock, as applicable, to the Target Fund’s account on the books of the Surviving Fund. The Target Fund’s transfer agent shall deliver at Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of Target Fund Common Stock and Target Fund Preferred Stock and the number and percentage ownership of outstanding shares owned by each such stockholder immediately before the Closing. The Surviving Fund’s transfer agent shall issue and deliver to the Target Fund’s Secretary a confirmation evidencing the Surviving Fund Common Stock and Surviving Fund Preferred Stock to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Surviving Fund Common Stock and Surviving Fund Preferred Stock has been credited to the Target Fund’s account on the books of the Surviving Fund. Certificates for the Surviving Fund Preferred Stock will be sent to receiving stockholders as soon as practicable after the Closing.

(c) With respect to any holder of Target Fund Common Stock or Target Fund Preferred Stock holding certificates representing shares of Target Fund Common Stock or Target Fund Preferred Stock as of the Closing Date, and subject to the Surviving Fund being informed thereof in writing by the Target Fund, the Surviving Fund will not permit such stockholder to receive shares of Surviving Fund Common Stock or Surviving Fund Preferred Stock (or to vote as a stockholder of the Surviving Fund) until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Stock or Target Fund Preferred Stock, or, in the event of lost certificates, posted adequate bond or an affidavit of lost or destroyed certificate. The Target Fund will request its stockholders to surrender their outstanding certificates representing shares of Target Fund Common Stock and Target Fund Preferred Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock as of any date after the Closing Date and before the exchange of certificates by any holder of Target Fund Common Stock or Target Fund Preferred Stock shall be credited to such stockholder, without interest; however, such dividends or other distributions shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Target Fund Common Stock or Target Fund Preferred Stock for exchange.

1.4   Filings and Reporting. As soon as practicable on or after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and thereafter.

1.5   Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Target Fund will deliver to the Surviving Fund the various certificates and documents referred to in Section 6 below, (ii) the Surviving Fund will deliver to the Target Fund the various certificates and documents referred to in Section 5 below, (iii) the Target Fund will make any filings or recordings required by Maryland law in connection with the Reorganization.

2	REPRESENTATIONS AND WARRANTIES

2.1   Representations and Warranties of the Surviving Fund. The Surviving Fund represents and warrants to the Target Fund that the statements contained in this Section 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Surviving Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Surviving Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland (the “Department”), and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Surviving Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-21593) and such registration has not been revoked or rescinded and is in full force and effect. The Surviving Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Surviving Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and (ii) such as may be required by state securities laws.

(d) The Surviving Fund is not, and the execution, delivery and performance of this Agreement by the Surviving Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Surviving Fund (the “Surviving Fund Charter”) or the Bylaws, as amended (the “Surviving Fund Bylaws”), of the Surviving Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Surviving Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Surviving Fund is a party or by which it is bound.

(e) The Surviving Fund has been furnished with the Target Fund’s Annual Report to Stockholders for the fiscal year ended November 30, 2017.

(f) The Target Fund has been furnished with the Surviving Fund’s Annual Report to Stockholders for the fiscal year ended November 30, 2017.

(g) The Surviving Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Surviving Fund Board, and, subject to approval by stockholders of the Target Fund, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) At the Closing Date, the Surviving Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Target Fund.

(i) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any properties or assets held by it. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(j) There are no material contracts outstanding to which the Surviving Fund is a party that have not been disclosed in the Surviving Fund’s filings with the Securities and Exchange Commission (“SEC”), in the Registration Statement (as defined in Section 2.1(o) below) or will not be otherwise disclosed to the Target Fund before the Closing Date.

(k) The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Surviving Fund at, as of and for the fiscal year ended November 30, 2017, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Surviving Fund, copies of which have been furnished to the Target Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Surviving Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States (“GAAP”) consistently applied, and the Surviving Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since November 30, 2017.

(l) Since November 30, 2017, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business and the Surviving Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Surviving Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 2017, and those incurred in connection with the Reorganization. Prior to the Closing Date, the Surviving Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.1(l), customary distributions, changes in portfolio securities, a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Surviving Fund’s portfolio or the discharge of the Surviving Fund’s liabilities will not constitute a material adverse change.

(m) All federal and other tax returns and information reports of the Surviving Fund required by law to have been filed, shall have been filed, and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Surviving Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Surviving Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(o) A registration statement has been filed with the SEC by the Surviving Fund on Form N-14 relating to the Surviving Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Section 4 of this Agreement and at the Closing Date, insofar as it relates to the Surviving Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.1(o) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Registration Statement.

(p) All issued and outstanding shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Surviving Fund Common Stock or Surviving Fund Preferred Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Surviving Fund Common Stock or Surviving Fund Preferred Stock.

(q) The Surviving Fund is authorized to issue 200,000,000 shares of common stock, par value $0.001 per share (the “Surviving Fund Common Stock”), and              shares of preferred stock (the “Surviving Fund Preferred Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights. The Surviving Fund has filed Articles Supplementary with respect to the Surviving Fund Preferred Stock before the Closing.

(r) The offer and sale of the shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(s) At or prior to the Closing Date, the Surviving Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock to be issued pursuant to this Agreement.

(t) The books and records of the Surviving Fund made available to the Target Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Surviving Fund.

(u) The Surviving Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2   Representations and Warranties of the Target Fund. The Target Fund represents and warrants to the Surviving Fund that the statements contained in this Section 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Target Fund represents and warrants to, and agrees with, the Surviving Fund that:

(a) The Target Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-22435), and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Target Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, and (ii) such as may be required by state securities laws.

(d) The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Target Fund (the “Target Fund Charter”) or the Bylaws, as amended (the “Target Fund Bylaws”), of the Target Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.

(e) The Target Fund has been furnished with the Surviving Fund’s Annual Report to Stockholders for the year ended November 30, 2017.

(f) The Surviving Fund has been furnished with the Target Fund’s Annual Report to Stockholders for the year ended November 30, 2017.

(g) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Target Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) At the Closing Date, the Target Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Surviving Fund.

(i) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(j) The Surviving Fund Common Stock and the Surviving Fund Preferred Stock to be issued to the Target Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Target Fund stockholders as provided in Section 1.1(d).

(k) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the Target Fund Prospectus or in the Registration Statement or will not be otherwise disclosed to the Surviving Fund before the Closing Date.

(l) The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Target Fund at, as of and for the fiscal year ended November 30, 2017, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Target Fund, copies of which have been furnished to the Surviving Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Target Fund as of such date and for the period then ended in accordance with GAAP consistently applied, and the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since November 30, 2017.

(m) Since November 30, 2017, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business and the Target Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Target Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 2017, and those incurred in connection with the Reorganization. Prior to the Closing Date, the Target Fund will advise the Surviving Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.1(n), customary distributions, changes in portfolio securities, a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Target Fund’s portfolio or the discharge of the Target Fund’s liabilities will not constitute a material adverse change.

(n) All federal and other tax returns and information reports of the Target Fund required by law to have been filed, shall have been filed, and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Target Fund has not taken any action and does know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(p) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Section 4 of this Agreement and at the Closing Date, insofar as it relates to the Target Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.2(p) shall apply only to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Registration Statement.

(q) All issued and outstanding shares of Target Fund Common Stock and Target Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 4.6.

The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Target Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Target Fund Common Stock.

(r) As of both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Target Fund to be transferred to the Surviving Fund pursuant to this Agreement and except as otherwise specified in this Agreement. At the Closing Date, subject only to the delivery of the Investments and other assets, and assumption of the liabilities, as contemplated by this Agreement, the Surviving Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Target Fund, and without any restrictions upon the transfer thereof, including such restrictions as might arise under the 1933 Act. As used in this Agreement, the term “Investments” shall mean the Target Fund’s investments shown on the schedule of its portfolio investments as of November 30, 2017 referred to in Section 2.2(l) hereof, as supplemented with such changes as the Target Fund shall make after November 30, 2017, which changes shall be disclosed to the Target Fund in an updated schedule of investments, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date.

(s) The books and records of the Target Fund made available to the Surviving Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(t) The Target Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

3	COMPUTATION OF NET ASSET VALUE.

The net asset value per share of the Target Fund Common Stock and the Surviving Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. Those net asset value calculations shall reflect the allocation of actual and estimated expenses specified in Section 9.2. The value of the assets of the Target Fund to be transferred to the Surviving Fund shall be determined by the Surviving Fund pursuant to the principles and procedures consistently utilized by the Surviving Fund in valuing its own assets and determining its own liabilities for purposes of the Reorganization, which principles and procedures are substantially similar to those employed by the Target Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Surviving Fund in cooperation with the Target Fund and shall be confirmed in writing by the Surviving Fund to the Target Fund as appropriate. The net asset value per share of Surviving Fund Common Stock shall be determined in accordance with such procedures.

4	COVENANTS

4.1    Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and the declaration and payment of customary distributions.

4.2    Stockholders’ Meeting.

(a) The Target Fund shall hold a meeting of its stockholders for the purpose of considering the Reorganization as described herein, which meeting is expected to be held before June 30, 2018, and any adjournments or postponements thereof.

(b) The Target Fund has mailed to its stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Reorganization, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3   Regulatory Filings.

(a) The Target Fund undertakes that, if the Reorganization is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(b) The Surviving Fund has filed the Registration Statement with the SEC, which has become effective. The Target Fund agrees to cooperate fully with the Surviving Fund, and has furnished to the Surviving Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.4   Preservation of Assets. The Surviving Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Target Fund to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

4.5   Tax Matters. Each of the parties agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Surviving Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for its final taxable year and for all prior taxable periods. Any information obtained under this Section 4.5 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, the Surviving Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Target Fund with respect to its final taxable year ending with the Closing Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Closing Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 4.5, any expenses incurred by the Surviving Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Target Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by the Surviving Fund.

4.6   Stockholder List. Prior to the Closing Date, the Target Fund shall have made arrangements with its transfer agent to deliver to the Surviving Fund a list of the names and addresses of all of the holders of record of Target Fund Common Stock on the Closing Date and the respective number of shares of Target Fund Common Stock owned by each such stockholder, certified by the Target Fund’s transfer agent or President to the best of his or her knowledge and belief.

4.7   Tax Status of Reorganization. The Surviving Fund and the Target Fund will (i) use all reasonable best efforts to cause the Reorganization to constitute a reorganization under Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Reorganization.

4.8   Preferred Stock. The Surviving Fund will comply with the terms and provisions of the Articles Supplementary for the Series K Surviving Fund Preferred Stock, which Articles Supplementary will provide for such Surviving Fund Preferred Stock to have substantially identical terms as the Target Fund Preferred Stock for which it is being exchanged.

4.9   NYSE Listing. The Surviving Fund agrees to use its reasonable best efforts to cause the Surviving Fund Common Stock to be issued pursuant to this Agreement to be listed on the NYSE. The Target Fund and the Surviving Fund agree that, because the Target Fund Preferred Stock was issued in a private placement and is not registered under the 1934 Act, the Surviving Fund Preferred Stock to be issued pursuant to this Agreement is not required to be listed on the NYSE.

4.10   Delisting, Termination of Registration as an Investment Company. The Target Fund agrees that (i) the delisting of the Target Fund Common Stock with the NYSE and (ii) the termination of its registration as an investment company under the 1940 Act will be effected in accordance with applicable law as soon as practicable following the Closing Date.

5	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the following conditions:

5.1   Certificates and Statements by the Surviving Fund.

(a) The Surviving Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since November 30, 2017, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Surviving Fund shall have furnished to the Target Fund a certificate signed by its President (or any Vice President), dated the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Surviving Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Surviving Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2   Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3   Regulatory Orders. The Surviving Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.4   Satisfaction of the Target Fund. All proceedings taken by the Surviving Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

6	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at the Surviving Fund’s election, to the following conditions:

6.1   Certificates and Statements by the Target Fund.

(a) The Target Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since November 30, 2017, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Target Fund shall have furnished to the Surviving Fund a certificate signed by its President (or any Vice President), dated the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Target Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2   Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3   Satisfaction of the Surviving Fund. All proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Surviving Fund.

6.4   Custodian’s Certificate. The Target Fund’s custodian shall have delivered to the Surviving Fund a certificate identifying all of the assets of the Target Fund held or maintained by such custodian as of the Valuation Time.

6.5   Books and Records. The Target Fund’s transfer agent shall have provided to the Surviving Fund (i) the originals or true copies of all of the records of the Target Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of Target Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF SURVIVING FUND AND TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Surviving Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1   Approval of Reorganization. The Reorganization shall have been approved by (i) the affirmative vote of a majority of the issued and outstanding shares of Target Fund Common Stock and Target Fund Preferred Stock (voting together), and (ii) the affirmative vote of a majority of the issued and outstanding shares of Target Fund Preferred Stock (voting as a separate class); the Surviving Fund shall have delivered to the Target Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Surviving Fund Board, certified by its secretary; and the Target Fund shall have delivered to the Surviving Fund a copy of the resolutions approving this Agreement adopted by the Target Fund Board and the Target Fund’s stockholders, certified by its secretary.

7.2   Regulatory Filings.

(a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Target Fund or would prohibit the Reorganization.

(c) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Target Fund or the Surviving Fund from completing the transactions contemplated by this Agreement.

7.3   Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Surviving Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

7.4   Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5   Tax Opinion. The parties shall have received the opinion of Paul Hastings LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Target Fund, the Surviving Fund and their respective authorized officers:

(a) the Reorganization as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Surviving Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) except for consequences regularly attributable to a termination of the Target Fund’s taxable year, no gain or loss will be recognized to the Target Fund as a result of the Reorganization or upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock;

(c) no gain or loss will be recognized to the Surviving Fund as a result of the Reorganization or upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock;

(d) no gain or loss will be recognized to the holders of the Target Fund Common Stock upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock, except to the extent such holders are paid cash in lieu of fractional shares of Surviving Fund Common Stock in the Reorganization;

(e) the tax basis of the Target Fund assets in the hands of the Surviving Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the consummation of the Reorganization;

(f) immediately after the Reorganization, the aggregate tax basis of the Surviving Fund Common Stock received by each holder of Target Fund Common Stock in the Reorganization (including that of fractional share interests purchased by the Surviving Fund) will be equal to the aggregate tax basis of the shares of Target Fund Common Stock owned by such stockholder immediately before the Reorganization;

(g) a stockholder’s holding period for Surviving Fund Common Stock (including that of fractional share interests purchased by the Surviving Fund) will be determined by including the period for which he or she held shares of Target Fund Common Stock converted pursuant to the Reorganization, provided that such shares of Target Fund Common Stock were held as capital assets;

(h) the Surviving Fund’s holding period with respect to the Target Fund’s assets transferred will include the period for which such assets were held by the Target Fund; and

(i) the payment of cash to the holders of Target Fund Common Stock in lieu of fractional shares of Surviving Fund Common Stock will be treated as though such fractional shares were distributed as part of the Reorganization and then redeemed by the Surviving Fund with the result that the holder of Target Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Surviving Fund Common Stock.

The delivery of such opinion is conditioned upon the receipt by Paul Hastings LLP of representations it shall request of the Surviving Fund and the Target Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Target Fund may waive the condition set forth in this Section 7.5.

7.6   Assets and Liabilities. The assets and liabilities of the Target Fund to be transferred to the Surviving Fund shall not include any assets or liabilities which the Surviving Fund, by reason of limitations in the Registration Statement or the Surviving Fund Charter, may not properly acquire or assume. The Surviving Fund does not anticipate that there will be any such assets or liabilities but the Surviving Fund will notify the Target Fund if any do exist and will reimburse the Target Fund for any reasonable transaction costs incurred by the Target Fund for the liquidation of such assets and liabilities.

8	INDEMNIFICATION

8.1   The Surviving Fund. The Surviving Fund, out of its assets and property, agrees to indemnify and hold harmless the Target Fund and the members of the Target Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Surviving Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Surviving Fund or the members of the Surviving Fund Board or its officers before the Closing Date, provided that such indemnification by the Surviving Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2   The Target Fund. The Target Fund, out of its assets and property, agrees to indemnify and hold harmless the Surviving Fund and the members of the Surviving Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Surviving Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Target Fund or the members of the Target Fund Board or its officers before the Closing Date, provided that such indemnification by the Target Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9	BROKER FEES; EXPENSES

9.1   No Broker Fees. The Surviving Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2   Payment of Expenses. All expenses of the Reorganization will be borne by the Surviving Fund and the Target Fund. Costs will be allocated on a pro rata basis based upon each Fund’s relative net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, NYSE listing fees, and the acceleration of debt or other offering costs resulting from the Reorganization. Neither of the Surviving Fund and the Target Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10	COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Target Fund acknowledges and agrees that from and after the Closing Date, the Surviving Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Target Fund.

11	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1   Entire Agreement. The Surviving Fund and the Target Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2   Survival of Warranties. The covenants to be performed after the Closing by both the Surviving Fund and the Target Fund, and the obligations of the Surviving Fund in Section 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12	TERMINATION AND WAIVERS

12.1   Termination by Mutual Agreement. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing Date by mutual agreement of the Target Fund and the Surviving Fund.

12.2   Termination by Surviving Fund or Target Fund. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Surviving Fund Board or the Target Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Surviving Fund or the Target Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.3   Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Target Fund Board or the Surviving Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13	TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), the Surviving Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO KAYNE ANDERSON MLP INVESTMENT COMPANY (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Surviving Fund’s transfer agent with respect to such shares. The Target Fund will provide the Surviving Fund on the Closing Date with the name of any Target Fund Stockholder who is to the knowledge of the Target Fund an affiliate of it on such date.

14	MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Surviving Fund; provided, however, that following the meeting of the Target Fund stockholders called by the Target Fund pursuant to Section 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Surviving Fund Common Stock to be issued to the holders of Target Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., email), personal service or prepaid or certified mail addressed to the Surviving Fund or the Target Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17      ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1   Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2   Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4   Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

17.5   Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

By:
Name:

Title:

KAYNE ANDERSON MLP INVESTMENT COMPANY

By:
Name:

Title:

Schedule A

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

KAYNE ANDERSON MLP INVESTMENT COMPANY

AND

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

Dated May 30, 2018

This Statement of Additional Information should be read in conjunction with the joint proxy statement/prospectus dated May 30, 2018 relating to the proposed combination of Kayne Anderson Energy Development Company (“KED”) and Kayne Anderson MLP Investment Company (“KYN”), pursuant to which KED would transfer substantially all of its assets to KYN, and KYN would assume substantially all of KED’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KYN, which will be distributed by KED to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KED will then be terminated and dissolved in accordance with its charter and Maryland law (the “Reorganization”). KYN and KED are each also referred to in this Statement of Additional Information individually as a “Company” and collectively as the “Companies.” KYN following the Reorganization is referred to in this Statement of Additional Information as the “Combined Company.” References to “we” “us” or “our” in this Statement of Additional Information are references to KYN.

The aggregate net asset value (“NAV”) of KYN common shares received by KED common stockholders in the Reorganization will equal the aggregate NAV of KED common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares (although KED common stockholders will receive cash for their fractional shares of common stock). KED will then cease its separate existence under Maryland law and terminate its registration under the Investment Company Act of 1940 (the “1940 Act”). KYN will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in the joint proxy statement/prospectus.

In connection with the Reorganization, each holder of a Series A Mandatory Redeemable Preferred Share of KED (“KED MRP Shares”) will receive in a private placement an equivalent number of newly issued Series K Mandatory Redeemable Preferred Shares of KYN (“KYN Series K MRP Shares”) having substantially identical terms as the KED MRP Shares. The aggregate liquidation preference of the KYN Series K MRP Shares received by the holder of KED MRP Shares in the Reorganization will equal the aggregate liquidation preference of the KED MRP Shares held immediately prior to the closing of the Reorganization. The KYN Series K MRP Shares to be issued in the Reorganization will have equal priority with KYN’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KYN. In addition, the preferred shares of KYN, including the KYN Series K MRP Shares to be issued in connection with the Reorganization, will be senior in priority to KYN common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KYN.

Unless otherwise defined herein, capitalized terms have the meanings given to them in the joint proxy statement/prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus. A copy of the joint proxy statement/prospectus may be obtained, without charge, by writing to KYN at 811 Main Street, 14th Floor, Houston, TX 77002.

KYN will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

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Page
INVESTMENT LIMITATIONS	SAI-3
OUR INVESTMENTS	SAI-7
MANAGEMENT	SAI-15
INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-31
CONTROL PERSONS	SAI-32
INVESTMENT ADVISER	SAI_35
NET ASSET VALUE	SAI-38
PORTFOLIO TRANSACTIONS	SAI-41
TAX MATTERS	SAI-44
PROXY VOTING POLICIES	SAI-47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-49
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-49
ADDITIONAL INFORMATION	SAI-49
FINANCIAL STATEMENTS	SAI-49
APPENDIX A PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	SAI-A-1

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INVESTMENT LIMITATIONS

This section supplements the disclosure in the joint proxy statement/prospectus and provides additional information on the investment limitations of KYN and KED. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of a Company’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of a Company’s assets are only applied immediately after, and because of, an investment or a transaction to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a Company’s investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

KED’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. KED seeks to achieve this objective by investing at least 80% of its total assets in Energy Companies. A majority of KED’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly traded MLPs and private MLPs, which are structured much like publicly traded MLPs.

KYN’s investment objective is to obtain a high after-tax total return, which it seeks to achieve by investing at least 85% of its total assets in MLPs and other Midstream Energy Companies.

There can be no assurance that either KED or KYN will achieve its investment objective.

Fundamental Investment Limitations

KYN

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

(1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Risk Factors — Risks Related to Our Business and Structure — Use of Leverage” in the joint proxy statement/prospectus.

(4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

(6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

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KED

Except as described below, KED, as a fundamental policy, may not, without the approval of the holders of a majority of its outstanding voting securities:

(1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided that this restriction does not prevent KED from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent KED from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(4) Make loans to other persons except (a) through the lending of KED’s portfolio securities, (b) through the purchase of debt obligations and/or engaging in direct corporate loans in accordance with KED’s investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. KED may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, KED may be deemed to be an underwriter under applicable securities laws.

(6) Modify KED’s intention to concentrate its investments in the energy industry.

Nonfundamental Investment Policies

KYN

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. On February 5, 2018, our Board of Directors approved a change in our name to Kayne Anderson MLP/Midstream Investment Company and the removal of our non-fundamental investment policy that required that we invest at least 80% of our total assets in MLPs for as long as the word “MLP” is in our name. The name change and the removal of the policy will be effective on or about a date that is 60 days after the date of this joint proxy statement/prospectus. After these changes are effective, the following will be our non-fundamental investment policies:

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

•	Under normal market conditions, our policy is to utilize our Leverage Instruments in an amount that represents approximately 25% - 30% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

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Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

For purposes of the temporary investment positions that we take (see “—Our Investments — Our Portfolio — Temporary Defensive Position”), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. KAFA will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

KED

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of KED’s voting securities, provided that KED’s securities holders receive at least 60 days’ prior written notice of any change.

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•	Under normal market conditions, KED will invest at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in Energy Companies.

•	KED may, but is not required to, use derivative investments and engage in short sales to hedge against interest rate, currency or market risks.

•	KED seeks to enhance its total returns through the use of Leverage Instruments. There is no assurance that KED will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its total return. Under normal market conditions, KED expects to use leverage in an aggregate amount equal to 20% to 30% of its total assets, which includes assets obtained through such leverage. However, based on market conditions at the time, KED may use Leverage Instruments in amounts that represent greater than 30% of its total assets to the extent permitted by the 1940 Act.

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OUR INVESTMENTS

Description of Midstream Energy Companies

Midstream Energy Companies (including midstream MLPs) are Energy Companies that primarily own and operate midstream assets, which are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream assets include those used in transporting, storing, gathering, treating, processing, fractionating, transloading, distributing or marketing of natural gas, natural gas liquids, oil or refined products.

Natural gas related midstream assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to end users. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Midstream assets also process, store and transport natural gas liquids, or NGLs. Before natural gas can be transported through major transportation pipelines, it must be processed by removing the NGLs to meet pipeline specifications. NGLs are transported by pipelines, truck, rail and barges from natural gas processing plants to fractionators and storage facilities. At the fractionator, the NGLs are separated into component products such as ethane, propane, butane and natural gasoline. These products are then transported to storage facilities and end consumers, such as petrochemical facilities and other industrial users.

Similarly, midstream assets transport crude oil by pipeline, truck and rail from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline, truck, rail and barges from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of midstream assets generally do not own the energy products flowing through their assets. Instead, midstream assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service may be regulated by the Federal Energy Regulatory Commission or a similar state agency, may be based on the market price of the transported commodity or may be based on negotiated rates.

Description of How MLPs are Structured

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests — common units and subordinated units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue

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arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”), usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the following types of investments: (i) equity securities of Midstream Energy Companies, including midstream MLPs, (ii) equity securities of other Energy Companies and (iii) debt securities of Energy Companies, as more fully described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this Statement of Additional Information and the joint proxy statement/prospectus.

Equity Securities of Publicly Traded Midstream Energy Companies

Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions as well as primary issuances directly from such companies or other parties in private placements.

Equity Securities of MLPs

The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of I-Shares, which represent an ownership interest issued by an affiliated party of a master limited partnership.

Common Units

Common units represent a limited partnership interest in an MLP and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such master limited partnership. We intend to purchase common units in market transactions as well as directly from the partnership or other large unitholders in private placements. Unlike owners of common stock of a corporation, common unitholders have limited voting rights and, in most instances, have no ability to annually elect directors. MLPs typically distribute all of their distributable cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. In the more typical structure where the MLP has common units and subordinated units, the common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. Further, in the event of liquidation, common units have preference over subordinated units (but not debt or preferred units), to the remaining assets of the MLP. For MLPs that have adopted variable distribution policies, such MLPs typically do not have subordinated units. As a result, the common units of these MLPs are their only class of limited partnership interests.

SAI-8

Subordinated Units

Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as us. We may purchase subordinated units directly from these parties as well as newly issued subordinated units from the MLP. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including MLPs with smaller capitalization or potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General Partner Interests

General partner interests of MLPs are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLP, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the unitholders of such MLP choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Incentive Distribution Rights

(“IDRs”) IDRs are typically issued to the MLP’s general partner at formation and entitle the holder to receive cash distributions after the distributions to common unitholders meet certain prescribed levels. Most MLPs with IDRs entitle holders of such IDRs to receive up to 48% of incremental cash distributions after such MLP has increased its distributions to common unitholders by 50% above its MQD.

I-Shares

We will directly invest in I-Shares or other securities issued by master limited partnership affiliates (“MLP affiliate”). I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.

The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

Securities of Private Companies

Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

SAI-9

Debt Securities

The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities (commonly referred to as “junk bonds” or “high yield bonds”), such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch, B3 by Moody’s, a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, KAFA’s research and credit analysis is a particularly important part of making investment decisions on securities of this type.

KAFA will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition KAFA believes is sufficient to meet future obligations or has improved or is expected to improve in the future. KAFA’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Temporary Defensive Position

During periods in which KAFA determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. KAFA’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

Our Use of Derivatives, Options and Hedging Transactions

Covered Calls

We may write call options with the purpose of generating cash from call premiums, generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

SAI-10

Use of Arbitrage and Other Derivative-Based Strategies

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments

For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in the joint proxy statement/prospectus.

Portfolio Turnover

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners, a substantial portion of which would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to the portion of such distributions treated as return of capital would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

Additional Risks and Special Considerations Concerning Derivatives

In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

SAI-11

Market Risk Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly KAFA’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance KAFA’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

Credit Risk

Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that KAFA reasonably believes are capable of performing under the contract.

Correlation Risk

Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to KAFA’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that KAFA’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

Liquidity Risk

Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

Legal Risk

Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

SAI-12

Systemic or “Interconnection” Risk

Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the joint proxy statement/prospectus and this Statement of Additional Information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

When-Issued and Delayed Delivery Transactions

We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of KAFA, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. KAFA will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

SAI-13

Lending of Portfolio Securities

We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in KAFA’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

SAI-14

MANAGEMENT

Directors and Officers

Each Company’s business and affairs are managed under the direction of its Board of Directors, including the duties performed for such Company under its investment management agreement. The directors set broad policies for each Company and choose its officers.

In accordance with each Company’s charter, its Board of Directors is divided into three classes of approximately equal size. Directors serve terms of three years and until their successors are duly elected and qualified.

KYN

Term	Directors
3-year term until 2019	Anne K. Costin
William H. Shea, Jr.

3-year term until 2020	Vacant

3-year term until 2018	Steven C. Good
Kevin S. McCarthy

Messrs. Cordes, Pearl, Thacker, Richey and Baker are currently directors of KED and have been nominated to the Board of Directors of KYN to serve whether or not the Reorganization is approved. Mr. Shea is currently a director of KYN and is moving from Class III to Class II. Mr. McCarthy is currently a director of KYN and KED, and his existing term as a KYN director is expiring at the Annual Meeting. Anne K. Costin and Steven C. Good are existing directors of KYN that are not up for election atthe Meeting. Ms. Costin’s term expires in 2019. Mr. Good will retire as a director at the Meeting. Following the completion of the Reorganization, the KYN board (as modified) will govern the Combined Company. Including the directors nominated for election at the Meeting, KYN will have eight directors as follows:

Class	Term*	Directors	Common Stockholders	Preferred Stockholders

I	Until 2020	William R. Cordes Barry R. Pearl	X X	X X

II	Until 2021	Kevin S. McCarthy William H. Shea, Jr. William L. Thacker	X X	X X X

III	Until 2019	Anne K. Costin Albert L. Richey James C. Baker	X X	X X X

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

KED

Term	Directors
3-year term until 2019	Albert L. Richey
James C. Baker

3-year term until 2020	William R. Cordes
Terry A. Hart
Barry R. Pearl

3-year term until 2018	Kevin S. McCarthy
William L. Thacker

SAI-15

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the 1940 Act, of the Company, of Kayne Anderson or of our underwriters in offerings of our securities from time to time as defined in the 1940 Act. None of the Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. Kevin S. McCarthy, James C. Baker and Terry A. Hart are “interested persons” or “Interested Directors” by virtue of their employment relationship with Kayne Anderson.

The following table includes information regarding KYN’s and KED’s directors, director nominees and officers, and their principal occupations and other affiliations during the past five years. The address for all directors is 811 Main Street, 14th Floor, Houston, Texas 77002.

All of KYN’s current directors also serve on the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), and all of KED’s current directors (other than Messrs. Baker and Hart) also serve on the Board of Directors of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”). Mr. McCarthy and Mr. Baker also serve on the Board of Directors of KED. Each of KYN, KED, KYE and KMF is a closed-end investment company registered under the 1940 Act that is advised by KAFA.

Independent Directors

Name(1) (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Anne K. Costin (born 1950)	KYN Director	3-year term until the 2019 annual meeting of stockholders. Served since inception	Professor at the Amsterdam Institute of Finance from 2007 to 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Current: • KYE

Steven C. Good (born 1942)	KYN Director	3-year term until the 2018 annual meeting of stockholders. Served since inception. Retiring at the Meeting.	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	2

Current:

•  KYE

•  OSI Systems, Inc. (specialized electronic products)

•  Rexford Industrial Realty, Inc. (real estate investment trust)

Prior:

•  California Pizza Kitchen, Inc.(restaurant chain)

•  Arden Realty, Inc. (real estate investment trust)

SAI-16

Name(1) (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
William H. Shea, Jr. (born 1954)	KYN Director	3-year term until the 2021 annual meeting of stockholders. Served since 2008.	Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. (BGH) and its predecessors.	2

Current:

•  KYE

•  Mainline
Energy
Partners,
LLC
(midstream energy)

•  USA Compression
Partners, LP
(natural gas
compression
MLP)

Prior:

•  BGH (general partner of BPL)

•  BPL (midstream MLP)

•  Gibson Energy ULC (midstream energy)

•  Niska Gas
Storage
Partners
LLC
(natural
gas
storage)

•  PVG (owned general partner of PVR)

•  PVR
(midstream
MLP)

•  Penn Virginia Corporation (oil and gas exploration and production company)

William L. Thacker (born 1945)	KED Director; KYN Director Nominee	3-year term as a KED director until the annual meeting of stockholders in the year 2021. Served since inception.	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	2

Current:

•  KMF

•  QEP Resources, Inc. (oil and gas exploration and production company)

Prior:

•  Copano Energy, L.L.C. (midstream MLP)

•  GenOn Energy, Inc. (electricity generation and sales)

•  Pacific Energy Partners, L.P. (midstream MLP)

•  TEPPCO Partners, L.P. (midstream MLP)

SAI-17

Name(1) (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Albert L. Richey (born 1949)	KED Director; KYN Director Nominee	3-year term as a KED director until the annual meeting of stockholders in the year 2019. Served since inception.	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President, Special Projects from January 2009 to December 2012; Vice President of Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	2	Current: • KMF Prior: • Boys & Girls Clubs of Houston • Boy Scouts of America

William R. Cordes (born 1948)	KED Director; KYN Director Nominee	3-year term as a KED director until the annual meeting of stockholders in the year 2020. Served since inception.	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Current: • KMF • Boardwalk Pipeline Partners, LP (midstream MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)

Barry R. Pearl (born 1949)	KED Director; KYN Director Nominee	3-year term as a KED director until the annual meeting of stockholders in the year 2020. Served since inception.

Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets since March 2016. Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), from February 2007 to March 2016.

Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

				2

Current:

•  KMF

•  Magellan Midstream Partners, L.P. (midstream MLP)

Prior:

•  Peregrine Midstream Partners LLC (natural gas storage)

•  Seaspan Corporation (containership chartering)

•  Targa Resources Partners LP (midstream MLP)

•  TEPPCO Partners, L.P. (midstream MLP)

SAI-18

Interested Directors

Name(1) (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors (KYN and KED) and Chief Executive Officer	3-year term as a KYN and KED director until the 2021 annual meeting of stockholders for KYN and KED. Elected annually as an officer. Served since inception.	Managing Partner of KACALP since June 2004 and Co-Managing Partner of KAFA since 2006. Chief Executive Officer of KYE, KED and KMF since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010).	4	Current: • KYE • KMF • Kayne Anderson Acquisition Corp. (special purpose acquisition company) • Range Resources Corporation (oil and gas exploration and production company)
					Prior: • Clearwater Natural Resources, L.P. (coal mining) • Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•  Emerge Energy Services LP (frac sand MLP)

•  International Resource Partners LP (coal mining)

•  K-Sea Transportation Partners LP (shipping MLP)

•  ONEOK, Inc. (midstream company)

•  ProPetro Services, Inc. (oilfield services)

SAI-19

Name(1) (Year Born)	Position(s) Held	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
James C. Baker(3) (born 1972)	KED Director and KYN Director Nominee and President. Served as President since June 2016 and as Executive Vice President from June 2008 to June 2016.	Elected annually as an officer since June 2005. 3-year term as a KED director until the 2019 annual meeting of stockholders. Served as director since 2013.	Senior Managing Director of KACALP and KAFA since February 2008. President of KYN, KYE, KMF and KED since June 2016. Executive Vice President of KYN, KYE and KED from June 2008 to June 2016, and of KMF from August 2010 to June 2016.	1	Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

Terry A. Hart(3) (born 1969)	KED Director; Chief Financial Officer and Treasurer.	Elected annually as an officer since inception. 3-year term as a KED director until the 2020 annual meeting of stockholders. Served as director since 2015.	Managing Director of KACALP since December 2005 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KYN and KYE since December 2005, of KED since September 2006, of KMF since August 2010. Chief Financial Officer of Kayne Anderson Acquisition Corp. since December 2016.	1	Current: • The Source for Women (not-for-profit organization)

(1)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.
(2)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by KAFA, and, as a result as of May 31, 2016, the Fund Complex included KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex the Company and KYE, as noted above.
(3)	Kevin S. McCarthy, James C. Baker and Terry A. Hart are “interested persons” or “Interested Directors” by virtue of their employment relationship with Kayne Anderson.

Officers

Name(1) (Year Born)	Position(s) Held with Registrant(2)	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer

Kevin S. McCarthy (born 1959)	See page SAI-19.

James C. Baker (born 1972)	See page SAI-20.

SAI-20

Name(1) (Year Born)	Position(s) Held with Registrant(2)	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer
J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Managing Partner of KACALP since 2004 and Co-Managing Partner of KAFA since 2006. Assistant Secretary and Assistant Treasurer of KYE since 2005, KED since 2006 and of KMF since August 2010. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

Terry A. Hart (born 1969)	See page SAI-20.

Ron M. Logan, Jr. (born 1960)	Senior Vice President	Elected annually/served since September 2012	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KED since September 2006, of KMF since June 2012 and of KYE since September 2012.	Prior: • VantaCore Partners LP (aggregates MLP)

Jody Meraz (born 1978)	Vice President	Elected annually/served since 2011	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KYE, KED and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer	Elected annually/served since 2013	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYE, KED, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at Black Rock Inc. from January 2008 to February 2012.	None

David J. Shladovsky (born 1960)	Secretary	Elected annually/served since inception	General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYE since 2005, of KED since 2006 and of KMF since August 2010.	Exceptional Minds (not-for-profit organization)

Alan R. Boswell (born 1978)	Vice President	Elected annually/served since September 2017	Managing Director of KACALP and KAFA since January 2018. Senior Vice President of KACALP and KAFA from February 2014 to January 2018. Vice President of KACALP and KAFA from August 2012 to February 2014. Vice President of KYN, KYE, KMF and KED since September 2017.	None

(1)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.
(2)	Each officer holds the same position with each of KYN, KED, KMF and KYE.

SAI-21

Committees of the Board of Directors

Each Board of Directors has three standing committees: the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”), the Valuation Committee and the Audit Committee.

Tbe tables below shows the directors serving on the committees for KYN and KED.

KYN

	Audit	Valuation	Nominating
Independent Directors
Anne K. Costin	X	X	X
Steven C. Good(1)(2)	X	X	X
William H. Shea, Jr.	X	X	X
Interested Directors
Kevin S. McCarthy	—	X	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert.
(2)	Reting at the Meeting.

KED

	Audit	Valuation	Nominating
Independent Directors
William R. Cordes(1)	X	—	X
Barry R. Pearl	X	X	X
Albert L. Richey	X	X	X
William L. Thacker	X	X	X
Interested Directors
Kevin S. McCarthy	—	X	—
James C. Baker	—	—	—
Terry A. Hart	—	—	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert

Combined Company

Following the Meeting (assuming all nominees are elected), the committee composition of the Board is expected to be as follows:

	Audit	Valuation	Nominating
Independent Directors
William R. Cordes(1)	X	—	—
Anne K. Costin	X	X	—
Barry R. Pearl	X	—	X
Albert L. Richey	X	X	—
William H. Shea, Jr.	—	—	X
William L. Thacker	—	X	X
Interested Directors
Kevin S. McCarthy	—	X	—
James C. Baker	—	X	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert.

Each Nominating Committee is responsible for appointing and nominating independent persons to the respective Board of Directors. KYN’s and KED’s Nominating Committee each met 2 times during the fiscal year ended November 30, 2017. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from

SAI-22

those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Each Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of the respective Company’s securities in accordance with such procedures. KYN’s and KED’s Valuation Committee each met 5 times during the fiscal year ended November 30, 2017.

Each Audit Committee is responsible for overseeing the respective Company’s accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). KYN’s and KED’s Audit Committee each met 3 times during the fiscal year ended November 30, 2017.

Director Compensation

Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from KYN or KED.

KYN

For the fiscal year ended November 30, 2017, KYN directors were compensated as follows:

Each Independent Director who serves on the Board of Directors of both KYN and KYE received an annual retainer of $125,000 for his or her service on both boards. KYN and KYE each paid a pro rata portion of this retainer quarterly based on their total assets for the quarter. As of November 30, 2017, 86% and 14% of the quarterly retainer was allocated to KYN and KYE, respectively.

For each of KYN and KYE, the chairperson of the Audit Committee received additional compensation of $7,500 annually.

In addition, for each of KYN and KYE, each Independent Director received fees for attending meetings of the Board and its Committees on which such Independent Directors served, as follows:

•	$2,500 per Board meeting in person or $2,000 per Board meeting via telephone;

•	$1,500 for each special Board meeting attended via telephone;

•	$1,500 per Audit Committee meeting (in person or via telephone) that is more than fifteen minutes in length; and

•	$500 per other committee meeting (in person or via telephone) that is more than fifteen minutes in length.

The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.

Following completion of the Reorganization and the KMF Reorganization, we expect that the annual retainer, the Audit Committee chairperson fee and meeting fees will be the same as those described above. As of February 28, 2018, the retainer would have been allocated 71% to KYN and 29% to KMF if the Reorganization and the KMF Reorganization had been completed.

SAI-23

The following table sets forth the compensation paid by KYN during the fiscal year ended November 30, 2017 to the Independent Directors. Neither KYN nor KYE has a retirement or pension plan or any compensation plan under which KYN’s equity securities were authorized for issuance.

KYN Director Compensation Table

Name	KYN	Total Compensation from the Fund Complex
Independent Directors
Anne K.Costin	$124,388	$158,000
Steven C. Good(1)	132,388	173,500
William H. Shea, Jr.	125,388	160,000

(1)	Retiring at the Meeting.

KED

For the fiscal year ended November 30, 2017, KED directors were compensated as follows:

Each Independent Director who serves on the Board of Directors of both KMF and KED received an annual retainer of $105,000 for his or her service on both boards. KMF and KED will each pay a pro rata portion of this retainer quarterly based on their total assets for the quarter. As of November 30, 2017, 61% and 39% of the quarterly retainer was allocated to KMF and KED, respectively.

For each Company, the chairperson of the Audit Committee will receive additional compensation of $7,500 annually.

In addition, each Independent Director received fees for attending meetings of the Board and its Committees on which such Independent Directors served, as follows:

•	$2,500 per Board meeting in person or $2,000 per Board meeting via telephone;

•	$1,500 for each special Board meeting attended via telephone;

•	$1,500 per Audit Committee meeting (in person or via telephone) that is more than fifteen minutes in length; and

•	$500 per other committee meeting (in person or via telephone) that is more than fifteen minutes in length.

The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.

The following table sets forth the compensation paid by KED during the fiscal year ended November 30, 2017 to the Independent Directors. No compensation is paid to directors who are “interested persons.” Neither KED nor KMF has a retirement or pension plan or any compensation plan under which KED’s equity securities were authorized for issuance.

KED Director Compensation Table

Name	KED	Total Compensation from the Fund Complex
Independent Directors
William R. Cordes	$64,260	$149,000
Barry R. Pearl	59,260	139,000
Albert L. Richey	59,444	139,184
William L. Thacker	59,260	139,000

SAI-24

Security Ownership of Management

KYN

The following table sets forth the dollar range of KYN’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors and director nominees of KYN as of December 31, 2017 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Exchange Act):

KYN Common Stock Ownership

Director	Dollar Range(1) of Equity Securities	Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(2)
Independent Directors (and Nominees)
William R. Cordes	$10,001 - $50,000	$50,001 - $100,000
Anne K. Costin	$10,001 - $50,000	$50,001 - $100,000
Steven C. Good(3)	$50,001 - $100,000	$50,001 - $100,000
Barry R. Pearl	$10,001 - $50,000	Over $100,000
Albert L. Richey	None	Over $100,000
William H. Shea, Jr.	Over $100,000	Over $100,000
William L. Thacker	Over $100,000	Over $100,000
Interested Directors (and Nominees)
Kevin S. McCarthy	Over $100,000	Over $100,000
James C. Baker	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.
(2)	Includes companies in the Fund Complex (consisting of KYN, KYE, KMF and KED) for which the individual serves as a director or has been nominated to serve as a director.
(3)	Retiring at the Meeting.

As of December 31, 2017, the KYN Independent Directors (other than Ms. Costin as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of December 31, 2017, the KYN Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of KYN’s common stock or preferred stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

The table below sets forth information about securities owned by the directors and their respective immediate family members, as of December 31, 2017, in entities directly or indirectly controlling, controlled by, or under common control with, the Companies’ investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Real Estate Partners II LP(1)	Partnership Units	$2,580	*
		Kayne Partners Fund III (QP), L.P.(1)	Partnership Units	$57,090	*
		Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership Units	$80,715	*
		Kayne Anderson Non-Traditional Investments, L.P.(1)	Partnership Units	$85,450	*
Barry R. Pearl	Self	Kayne Anderson Real Estate Partners V, L.P.(1)	Partnership Units	$89,663	*

*	Less than 1% of class.
(1)	KACALP may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

SAI-25

As of December 31, 2017, certain officers and certain employees of Kayne Anderson, including all the executive officers, own, in the aggregate, approximately $17.5 million of KYN’s common stock.

KED

The following table sets forth the dollar range of KED’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors of KED as of December 31, 2017 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Exchange Act):

KED Common Stock Ownership

Director	Dollar Range(1) of Equity Securities	Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(2)
Independent Directors
William R. Cordes	$10,001 - $50,000	$50,001 - $100,000
Barry R. Pearl	Over $100,000	Over $100,000
Albert L. Richey	Over $100,000	Over $100,000
William L. Thacker	$10,001 - $50,000	Over $100,000
Interested Directors
Kevin S. McCarthy	Over $100,000	Over $100,000
James C. Baker	Over $100,000	Over $100,000
Terry A. Hart	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.
(2)	Includes companies in the Fund Complex (consisting of KYN, KYE, KMF and KED) for which the individual serves as a director or has been nominated to serve as a director.

As of December 31, 2017, the KED Independent Directors and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of December 31, 2017, the KED Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of common stock or preferred stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

As of December 31, 2017, certain officers and certain employees of Kayne Anderson, including all the executive officers of KED, own, in the aggregate, approximately $3.0 million of KED’s common stock.

Information about Each Director’s Qualifications, Experience, Attributes or Skills

Each Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as our directors in light of our business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of our directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than us, and each of the directors has served on our Board for a number of years. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operations and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as our directors.

SAI-26

Kevin S. McCarthy. Mr. McCarthy is our Chairman and Chief Executive Officer. In this position, Mr. McCarthy has extensive knowledge of us, our operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE, KED and KMF, he is also on the board of directors of Kayne Anderson Acquisition Corp. and Range Resources Corporation. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Company and KAFA, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

Anne K. Costin. Ms. Costin has been a professor at the Amsterdam Institute of Finance from 2007 to 2013. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup, and during the last seven years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. Ms. Costin serves as a director of KYN and KYE. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer of Mainline Energy Partners, LLC since July 2016. He previously served as the Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016 and as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP from March 2010 to March 2014. From March 2010 to March 2011, Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. In addition to his KYN and KYE directorships, Mr. Shea also serves as director for Mainline Energy Partners, LLC and as director for USA Compression Partners, LP, a natural gas compression MLP. Mr. Shea formerly served as a director of PVG, PVR, Penn Virginia Corporation, BPL, BGH, Gibson Energy ULC, and Niska Gas Storage Partners LLC. Mr. Shea holds a B.A. from Boston College and an M.B.A. from the University of Virginia. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which we invest.

William R. Cordes. Mr. Cordes has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. (now ONEOK Partners, L.P.) and President of Northern Natural Gas Company and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970, and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. In addition to his KMF and KED directorships, Mr. Cordes currently serves on the Board of Directors of Boardwalk Pipeline Partners, LP, where he serves as a member of the Audit and Conflicts Committee. He has served on the board of Northern Border Partners, L.P., the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business

SAI-27

Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.

Barry R. Pearl. Mr. Pearl is a management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets, since March 2016. In addition to his KMF and KED directorships, Mr. Pearl is also a member of the Board of Directors of Magellan Midstream Partners, L.P., where he serves as Presiding Director and a member of the Audit Committee. Prior directorships included Targa Resources Partners LP (midstream MLP), Peregrine Midstream Partners LLC (natural gas storage) and Seaspan Corporation (containership chartering). Mr. Pearl was Executive Vice President of Kealine, LLC (and its affiliate WesPac Midstream LLC, an energy infrastructure developer) from February 2007 to March 2016. Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC in February 2001 and Chief Executive Officer and director of TEPPCO in May 2002, where he served until December 31, 2005. Mr. Pearl was previously Chief Operating Officer of TEPPCO from February 2001 until May 2002. Prior to joining TEPPCO, Mr. Pearl was Vice President — Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation from June 1998. Mr. Pearl was Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. from 1995 until 1998, and Senior Vice President, Business Development from 1992 to 1995. Mr. Pearl is past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Albert L. Richey. Mr. Richey retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016. From January 2009 to December 2012, he served as Vice President, Special Projects. From December 2005 through December 2008 he served as Vice President, Corporate Development. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations. He was named Treasurer later that year and was named Vice President in 1995. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. In addition to his KMF and KED directorships, he previously served as a member of the Board of Directors the Boys & Girls Clubs of Houston and Boy Scouts of America. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.

William L. Thacker. In addition to his KMF and KED directorships, Mr. Thacker is on the board of QEP Resources, Inc., an oil and gas exploration and production company. Prior directorships included GenOn Energy, Inc. (electricity generation and sales) and Chairman of the Board of Directors of Copano Energy, L.L.C. (midstream MLP). From April 2004 until November 2006, he was also a member of the Board of Directors of Pacific Energy Management, LLC, the general partner of Pacific Energy GP, LP, which was in turn the general partner of Pacific Energy Partners, L.P. He served as Chairman of the Nominating and Governance Committee of Pacific Energy Management, LLC. Mr. Thacker joined Texas Eastern Products Pipeline Company, LLC (the general partner of TEPPCO) in September 1992 as President, Chief Operating Officer and Director. He was elected Chief Executive Officer in January 1994. In March 1997, he was named to the additional position of Chairman of the Board, which he held until his retirement in May 2002. Prior to joining Texas Eastern Products Pipeline Company, LLC, Mr. Thacker was President of Unocal Pipeline Company from 1986 until 1992. Mr. Thacker is past Chairman of the Executive Committee of the Association of Oil Pipelines and has served as a member of the Board of Directors of the American Petroleum Institute. Mr. Thacker holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and a Master of Business Administration degree from Lamar University. Mr. Thacker has extensive experience in the MLP sector and the energy industry. In addition, Mr. Thacker brings to the Board many years of experience as a board member of several publicly traded energy companies.

James C. Baker. Mr. Baker has served as President of KYN, KYE, KMF and KED since June 2016. He has been a Senior Managing Director of KACALP and KAFA since February 2008. He was Executive Vice President of KYN, KYE and KED from June 2008 to June 2016 and of KMF from August 2010 to June 2016.

SAI-28

Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Mr. Baker previously served on the boards of K-Sea Transportation Partners LP (shipping MLP), Petris Technology, Inc. (data management for energy companies), and ProPetro Services, Inc. (oilfield services company). Mr. Baker holds a Bachelor of Business Administration in Finance from the University of Texas and a Master of Business Administration from Southern Methodist University. Mr. Baker’s position of responsibility at each Company and at Kayne Anderson make him a valued member of the KED Board.

Terry A. Hart. Mr. Hart has served as Chief Financial Officer and Treasurer of KYN and KYE since December 2005, of KED since June 2006, and of KMF since August 2010. He has been the Chief Financial Officer of Kayne Anderson Acquisition Corp. since December 2016. He has been a Managing Director for Kayne Anderson since December 2005. From 2000 to 2005, Mr. Hart served in roles of increasing responsibility at Dynegy, Inc. as Director of Structured Finance, Assistant Treasurer and Senior Vice President and Controller. He began his finance and accounting career in 1992 with Illinova Corporation, which was acquired by Dynegy, Inc. in 2000. Mr. Hart earned a Bachelor of Science in Accounting from Southern Illinois University in 1991 and a Master of Business Administration from the University of Illinois in 1999. He serves on the board of The Source for Women, a not-for-profit organization. Mr. Hart’s position of responsibility at each Company and at Kayne Anderson make him a valued member of the KED Board.

Board Leadership Structure

Each Company’s business and affairs are managed under the direction of its Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Company, approve the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

As part of each regular Board meeting, the Independent Directors meet separately from KAFA and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board of Directors of each Company. Mr. McCarthy is an “interested person” of each Company, as defined in the 1940 Act, by virtue of his employment relationship with KAFA. Each Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure-a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors-is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Company’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Company’s Board of Directors, and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

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Board Role in Risk Oversight

The Board oversees the services provided by KAFA, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and KAFA to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

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INDEMNIFICATION OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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CONTROL PERSONS

KYN

As of April 30, 2018, there were no persons who owned more than 25% of KYN’s outstanding voting securities, and we believe no person should be deemed to control KYN, as such term is defined in the 1940 Act.

Based on statements publicly filed with the SEC, as of April 30, 2018, KYN was not aware of any persons who owned of record or beneficially 5% or more of KYN’s outstanding common stock:

As of April 30, 2018, the following persons owned of record or beneficially 5% or more of KYN’s Series C MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Barings LLC and Affiliates 1500 Main St, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	600,000	35.7%

Sun Life Financial and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	440,000	26.2%

Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402	320,000	19.1%

Delaware Investment Advisers and Affiliates 2005 Market St, 41-104 Philadelphia, PA 19103	160,000	9.5%

Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	160,000	9.5%

(1)	Based on 1,680,000 shares outstanding as of April 30, 2018.

As of April 30, 2018, KYN was not aware of any person owning of record or beneficially 5% or more of KYN’s Series F MRP Shares.

As of April 30, 2018, the following persons owned of record or beneficially 5% or more of KYN’s Series H MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	800,000	40.0%

Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402	440,000	22.0%

Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Boulevard Charlotte, NC 28262	440,000	22.0%

Voya Investment Management LLC 5780 Powers Ferry Road NW Suite 300 Atlanta, GA 30327-4347	320,000	16.0%

(1)	Based on 2,000,000 shares outstanding as of April 30, 2018.

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As of April 30, 2018, the following persons owned of record or beneficially 5% or more of KYN’s Series I MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
AIG Asset Management 2929 Allen Parkway, A36-04 Houston, TX 77019-2155	240,000	24.0%

The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616	200,000	20.0%

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	200,000	20.0%

Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Boulevard Charlotte, NC 28262	160,000	16.0%

Principal Global Investors, LLC 711 High Street, 6-26 Des Moines, IA 50392-0800	120,000	12.0%

Athene Asset Management, L.P. 7700 Mills Civic Parkway West Des Moines, IA 50266	80,000	8.0%

(1)	Based on 1,000,000 shares outstanding as of April 30, 2018.

As of April 30, 2018, the following persons owned of record or beneficially 5% or more of KYN’s Series J MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Voya Investment Management LLC 5780 Powers Ferry Road NW Suite 300 Atlanta, GA 30327-4347	2,000,000	100.0%

(1)	Based on 2,000,000 shares outstanding as of April 30, 2018.

KED

As of April 30, 2018, there were no persons who owned more than 25% of KED’s outstanding voting securities, and we believe no person should be deemed to control KED, as such term is defined in the 1940 Act.

Based on statements publicly filed with the SEC, as of April 30, 2018, KED is aware of one person who beneficially owned more than 5% of KED’s outstanding common stock.

Name and Address	Number of Shares	Percent of Class(1)
The Charger Corp. 1001 Warrenville Road, Suite 300 Lisle, IL 60532	1,343,780	12.5%

(1)	Based on 10,777,174 shares of common stock outstanding as of April 30, 2018.

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As of April 30, 2018, the following persons owned of record or beneficially 5% or more of KED’s Series A MRP Shares:

Name and Address	Number of Shares	Percent of Class(1)
Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201	1,000,000	100.0%

(1)	Based on 1,000,000 shares outstanding as of April 30, 2018.

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INVESTMENT ADVISER

KAFA is registered with the SEC under the Investment Advisers Act of 1940, as amended. KAFA provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. KAFA is located at 811 Main Street, 14th Floor, Houston, Texas 77002.

KYN

Pursuant to an investment management agreement between KYN and KAFA, effective for periods commencing on or after December 12, 2006 (the “KYN Investment Management Agreement”), KYN pays a management fee, computed and paid quarterly at an annual rate of 1.375% of its average quarterly total assets less a fee waiver.

KAFA has agreed to revise its management fee waiver agreement with KYN as part of the Reorganization. The revised fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current and proposed management fee waivers:

KYN Asset Tiers for Fee Waiver		Management Fee Waiver	Applicable Management Fee(1)
Current	Proposed
$0 to $4.5 billion	$0 to $4.0 billion	0.000%	1.375%
$4.5 billion to $9.5 billion	$4.0 billion to $6.0 billion	0.125%	1.250%
$9.5 billion to $14.5 billion	$6.0 billion to $8.0 billion	0.250%	1.125%
Greater than $14.5 billion	Greater than $8.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.

KAFA has also agreed to waive an amount of management fees (based on KYN’s and KED’s assets under management at closing of the Reorganization) such that the pro forma, run-rate fees payable to KAFA are not greater than the aggregate, run-rate management fees payable if KYN and KED had remained stand-alone companies. The waiver will last for three years and was estimated to be approximately $0.3 million per year as of February 28, 2018. The new fee waivers would be effective at the time the Reorganization closes. Based on KED’s current management fee (net of its management fee waiver), the Combined Company’s management fee as a percentage of net assets is expected to be higher than KED’s stand-alone fee. KED’s management fee waiver agreement is an annual agreement that reduces KED’s management fee by as much as 0.5% (from 1.75%) based on the percentage of the Company’s long term investments that are private investments (i.e. not publicly traded). If KED’s portfolio of long-term investments were to change to include a larger percentage of private investments than it currently does, KED’s management fee would increase as a result of a smaller fee waiver. Further, if KED’s management fee waiver were not to be renewed, its management fee would be higher.

For the fiscal year ended November 30, 2017, KYN paid management fees at an annual rate of 1.375% of quarterly average total assets.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. KYN’s total assets shall be equal to its average quarterly gross asset value (which includes assets attributable to or proceeds from its use of Leverage Instruments and excludes any deferred tax assets), minus the sum of its accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). For purposes of determining KYN’s total assets, KYN values derivative instruments based on their current fair market values. Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that KYN issues, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by KYN.

In addition to KAFA’s management fee, KYN pays all other costs and expenses of our operations, such as compensation of its directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for KYN, expenses of repurchasing KYN’s securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KYN Investment Management Agreement and related fee waiver agreement will continue in effect from year to year after its current one-year term commencing on March 31, 2017, so long as its continuation is approved at least annually by KYN’s Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KYN’s outstanding voting securities, accompanied

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by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KYN Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KYN Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KYN’s total assets, KAFA’s fee will be higher to the extent KYN employs financial leverage. As noted, KYN has issued Leverage Instruments in a combined amount equal to approximately 31% of its total assets as of February 28, 2018. A discussion regarding the basis of the KYN Board of Directors’ decision to approve the continuation of the KYN Investment Management Agreement will be available in KYN’s May 31, 2018 Semi-Annual Report to Stockholders.

KED

Pursuant to an investment management agreement (the “KED Investment Management Agreement”) between KED and KAFA, KED pays a management fee, computed and paid quarterly at an annual rate of 1.75% of its average total assets. KAFA has agreed, for a period of one year ending on March 31, 2018, to waive a portion of its management fee. The fee waiver agreement provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of KED’s long-term investments that is not publicly traded (i.e., Level 3 investments). If KED’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of KED’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if KED holds 100% public investments.

For the fiscal year ended November 30, 2017, KED paid management fees at an annual rate of 1.27% of its quarterly average total assets.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that KED may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by KED.

In addition to KAFA’s management fee, KED pays all other costs and expenses of its operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of KAFA reasonably incurred in connection with arranging or structuring portfolio transactions for KED, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KED Investment Management Agreement and related fee waiver agreement will continue in effect from year to year after its current one-year term commencing on March 31, 2017, so long as its continuation is approved at least annually by KED’s Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KED’s outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KED Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KED Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KED’s total assets, KAFA’s fee will be higher to the extent KED employs financial leverage. As noted, KED has issued Leverage Instruments in a combined amount equal to approximately 30% of its total assets as of February 28, 2018. If the Reorganization is not consummated and KED continues as a standalone Company, it is expected that KAFA would continue in its role. If applicable, a discussion regarding the basis of the KED Board of Directors’ decision to approve the continuation of the KED Investment Management Agreement will be available in KED’s May 31, 2018 Semi-Annual Report to Stockholders.

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Code of Ethics

KYN, KED and KAFA have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of KAFA will be governed by the applicable code of ethics.

KAFA and its affiliates manage other investment companies and accounts. KAFA may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by KAFA on our behalf. Similarly, with respect to our portfolio, KAFA is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that KAFA and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. KAFA is not obligated to refrain from investing in securities held by us or other funds it manages.

KYN, KED and KAFA have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

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NET ASSET VALUE

Calculation of Net Asset Value

Each Company determines its net asset value on a daily basis and such calculation is made available on the Companies’ website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of the Company’s liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding. Because each Company is a corporation that is obligated to pay income taxes, each accrues income tax liabilities and assets. As with any other asset or liability, each Company’s tax assets and liabilities increase or decrease its net asset value.

Each Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Company includes its allocable share of the MLP’s taxable income or loss in computing our taxable income or loss. Each Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in its portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith. From time to time each Company will modify our estimates and/or assumptions regarding its income tax rate used to derive our deferred tax liability (or deferred tax asset) as new information becomes available. To the extent a Company modifies its estimates and/or assumptions, its net asset value would likely fluctuate.

Deferred income taxes reflect taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of a Company’s investments and the tax benefit of accumulated capital or net operating losses. Each Company will accrue a net deferred tax liability if its future tax liability on its unrealized gains exceeds the tax benefit of its accumulated capital or net operating losses, if any. Each Company will accrue a net deferred tax asset if its future tax liability on its unrealized gains is less than the tax benefit of its accumulated capital or net operating losses or if it has net unrealized losses on its investments. To the extent a Company has a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In a Company’s assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on a Company’s net asset value and results of operations in the period it is recorded.

Investment Valuation

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

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Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Each Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Company’s Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuation and supporting documentation is submitted to the Valuation Committee (a committee of the Board of Directors) and the Board of Directors on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, each Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly traded security less a discount. The discount is initially equal to the discount negotiated at the time that the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

Each Company values convertible preferred units in publicly traded MLPs using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, each Company estimates (i) the credit spread for the convertible preferred units which is based on credit spreads for companies in a similar line of business as the publicly traded MLP and (ii) the expected volatility for the publicly traded MLP’s common units, which is based on the publicly traded MLP’s historical volatility. Each Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per convertible preferred unit is less than the public market price for the publicly traded MLP’s common units at such time, the public market price for the publicly traded MLP’s common units will be used for the convertible preferred units.

Each Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an

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EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, each Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, each Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and apply such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, each Company applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the analysis focuses on EV/EBITDA multiples. Each Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. Each Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on our estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, the Companies estimate operating results of their portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of a Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of such portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of investments may fluctuate from period to period. Additionally, the fair value of investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that a Company may ultimately realize.

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PORTFOLIO TRANSACTIONS

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2017. KYN, KED, KMF and KYE are the registered investment companies managed by our portfolio managers, Kevin McCarthy, J.C. Frey and James C. Baker.

Messrs. McCarthy, Frey and Baker are compensated by KAFA through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy, Frey and Baker have investment strategies that are similar to ours. However, KAFA manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than KYN and KED). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below. Information is shown as of November 30, 2017. Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin S. McCarthy	2	$996	—	$—	8	$284
J.C. Frey	4	$1,359	13	$2,652	16	$890
James C. Baker	2	$996	—	$—	8	$284

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2017. Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin S. McCarthy	—	NA	—	$—	7	$269
J.C. Frey	—	NA	11	$2,539	5	$390
James C. Baker	—	NA	—	$—	7	$269

Messrs. McCarthy, Frey and Baker are compensated by KAFA through partnership distributions from Kayne Anderson based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy, Frey and Baker have investment strategies that are similar to ours. However, KAFA manages potential conflicts of interest by allocating

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investment opportunities in accordance with its allocation policies and procedures. At November 30, 2017, Mr. McCarthy, Mr. Frey and Mr. Baker each owned over $1,000,000 of our equity, and through their limited partnership interests in KACALP, which owns shares of our common stock, Messrs. McCarthy, Frey and Baker could be deemed to also indirectly own a portion of our securities.

Portfolio Transactions and Brokerage

Subject to the oversight of the Board of Directors, KAFA is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of KAFA to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to KAFA and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, KAFA considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by KAFA and/or its affiliates. If approved by the Board, KAFA may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In light of the above, in selecting brokers, KAFA may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if KAFA determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to KAFA or to us. KAFA believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to KAFA under the Investment Management Agreement are not reduced as a result of receipt by KAFA of research services.

KAFA may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by KAFA in servicing some or all of its accounts; not all of such services may be used by KAFA in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, KAFA believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. KAFA seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by KAFA are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

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For the fiscal years ended November 30, 2015, 2016 and 2017, KYN paid aggregate brokerage commissions of $1,765,483, $1,242,059 and $642,661, respectively.

For the fiscal years ended November 30, 2015, 2016 and 2017, KED paid aggregate brokerage commissions of $148,895, $153,277 and $84,739, respectively.

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TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Paul Hastings LLP, our counsel.

Matters Addressed

This section and the discussion in the joint proxy statement/prospectus (see “Certain United States Federal Income Tax Considerations”) provide a general summary of certain U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust.

Tax Characterization for U.S. Federal Income Tax Purposes

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 21%.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. The Tax Reform Bill repealed the corporate AMT for tax years beginning after December 31, 2017 and provides that existing AMT credit carryforwards will be refundable. KYN and KED will remain subject to corporate AMT for fiscal 2018 but expect to file for refunds of AMT credit carryforwards, if any, beginning in fiscal 2019. In addition, the Tax Reform Bill imposed limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and elimination of carrybacks). These new limitations may impact certain deductions to taxable income and may result in an increased current tax liability to us. To the extent certain deductions are limited in any given year, we may not be able to utilize such deductions in future periods if we do not have sufficient taxable income.

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The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in such MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deductions and expenses are related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and as a result, tax may be incurred by us with respect to certain investments.

Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in particular MLPs from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our adjusted tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our initial tax basis in an MLP is generally the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. As a corporation, we are not eligible for the favorable federal income tax rates applicable to long-term capital gains for individuals. Thus, we are subject to federal income tax on our long-term capital gains at ordinary corporate income tax rates of up to 21%.

In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

We have not elected, and we do not expect to elect, to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income, assets and distributions of the company must meet certain minimum threshold tests. Because we invest principally in MLPs, we would not be able to meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us, including the current limitation on investment in MLPs by regulated investment companies.

Tax Consequences to Investors

The federal income tax consequences to the owners of our securities will be determined by their income, gain or loss on their investment in our securities rather than in the underlying MLPs. Gain or loss on an investment in our securities generally will be determined based on the difference between the proceeds received by the shareholder on a taxable disposition of our securities compared to such shareholder’s adjusted tax basis in our securities. The initial tax basis in our securities will be the amount paid for such securities plus certain transaction costs. Distributions that we pay on our securities will constitute taxable income to a shareholder to the extent of our current and accumulated earnings and profits. We will inform securities holders of the taxable amount of our distributions and the amount constituting qualified dividend income eligible for federal taxation at long-term capital gain rates. Distributions paid with respect to our securities that exceed our current and accumulated earnings and profits will be treated by holders as a return of capital to the extent of the holder’s adjusted tax basis and, thereafter, as capital gain. The owners of our common and preferred stock will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on our payments of interest, distributions with respect to our stock, and on gross proceeds from the sale or other disposition of our shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it

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identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable and subject to any applicable intergovernmental agreements, withholding under FATCA is required: (i) generally with respect to payments of interest and distributions from us; and (ii) with respect to gross proceeds from a sale or disposition of our shares that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. Application of this withholding tax does not depend on whether a payment would otherwise be exempt from U.S. federal withholding tax under other exemptions described with respect to Non-U.S. Holders. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

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PROXY VOTING POLICIES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to KAFA, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. KAFA’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of KAFA will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When KAFA’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to KAFA’s Proxy Voting Committee for a final decision. If KAFA determines that such conflict prevents KAFA from determining how to vote on the proxy proposal in the best interest of the Company, KAFA shall either (1) vote in accordance with a predetermined specific policy to the extent that KAFA’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of KAFA will keep a written record of how all such proxies are voted. KAFA will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how KAFA voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by KAFA that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. KAFA may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at www.sec.gov.

•	KAFA has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	KAFA generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	KAFA generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	KAFA generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	KAFA generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	KAFA generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, KAFA, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

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•	KAFA, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	KAFA generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The 2017 Audited Financial Statements incorporated by reference into this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included in reliance upon their report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 601 South Figueroa, Los Angeles, California 90017.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Alerian MLP Index, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common stock and preferred stock offered hereby, has been filed by us with the SEC. The joint proxy statement/prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the joint proxy statement/prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Set forth in Appendix A hereto is unaudited pro forma financial information for KYN giving effect to the Reorganization.

KYN’s financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2017 (the “KYN 2017 Audited Financial Statements”), contained in its Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2017, were filed by it with the SEC on January 29, 2018 (the “KYN 2017 Annual Report”). The KYN 2017 Audited Financial Statements are hereby incorporated by reference into, and are made part of, this Statement of Additional Information. A copy of the KYN 2017 Audited Financial Statements must accompany the delivery of this Statement of Additional Information.

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KED’s financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2017 (the “KED 2017 Audited Financial Statements” and, together with the KYN 2017 Audited Financial Statements, the “2017 Audited Financial Statements”), contained in its Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2017, were filed by it with the SEC on January 29, 2018 (the “KED 2017 Annual Report” and, together with the KYN 2017 Annual Report, the “2017 Annual Reports”). The KED 2017 Audited Financial Statements are hereby incorporated by reference into, and are made part of, this Statement of Additional Information. A copy of the KED 2017 Audited Financial Statements must accompany the delivery of this Statement of Additional Information.

You can obtain, without charge, copies of the 2017 Audited Financial Statements, the 2017 Annual Reports and this Statement of Additional Information. Copies of this Statement of Additional Information and annual reports, including the 2017 Annual Reports, semi-annual and quarterly reports to stockholders (when available), and additional information about the Companies may be obtained by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department or by visiting our website at www.kaynefunds.com. The information contained in or accessed through, the Companies’ website is not a part of this joint proxy statement/prospectus or Statement of Additional Information. You may also obtain a copy of such reports, proxy statements, the joint proxy statement/prospectus and this Statement of Additional Information (and other information regarding the Companies) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Companies’ annual and semi-annual reports (when available) and other information regarding the Companies, are also available on the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C.

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APPENDIX A

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that would have actually resulted if the proposed combination of Kayne Anderson Energy Development Company (“KED”) and Kayne Anderson MLP Investment Company (“KYN”) (the “Reorganization”) had been approved by stockholders and the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that stockholders of KED, must approve the Reorganization. If the Reorganization does not obtain the requisite approvals, the closing will not occur. These pro forma numbers have been estimated in good faith based on information regarding KYN and KED for the fiscal year ended November 30, 2017.

KED and KYN are sometimes referred to herein as a “Company” and collectively as the “Companies.” KYN, following the completion of the Reorganization, is sometimes referred to herein as the “Combined Company.”

The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Companies, which are available in their respective annual stockholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Reorganization

Under the terms of the Reorganization, KED would transfer substantially all of its assets to KYN, and KYN would assume substantially all of KED’s liabilities, in exchange solely for newly issued shares of common and preferred stock of KYN, which will be distributed by KED to its stockholders in the form of a liquidating distribution (although cash will be distributed in lieu of fractional common shares). KED will then be terminated and dissolved in accordance with its charter and Maryland law. The aggregate NAV of KYN common shares received by KED common stockholders in the Reorganization will equal the NAV of KED common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to KED common shares (although KED common stockholders will receive cash for their fractional KYN common shares). KYN will be the accounting survivor following the closing of the Reorganization.

In addition, each KED MRP Share will be replaced by a newly-issued KYN MRP Share having substantially identical terms as such the KED MRP Share immediately prior to the closing of the Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by KED or its stockholders upon the closing of the Reorganization. However, KED stockholders generally will recognize a gain or loss with respect to cash they receive pursuant to the Reorganization in lieu of fractional KYN common shares.

Note 2 – Reorganization Costs

Each Company will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Company’s Board of Directors, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Reorganization, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Reorganization. Expenses incurred in connection with the Reorganization are allocated on a pro rata basis based upon net assets. The costs of the Reorganization, assuming the Reorganization is approved, are estimated to be $886,000 for KYN and $77,000 for KED, for a total of $963,000. If the Reorganization is not approved, the costs are estimated to be $480,000 for KYN and $41,000 for KED, for a total of $521,000.

SAI-A-1

Note 3 – Basis of Pro Forma and Pro Forma Adjustments

The unaudited pro forma financial information has been prepared to give effect to the proposed Reorganization, assuming the Reorganization was approved and consummated at the beginning of the fiscal year ended November 30, 2017. The pro forma information has been derived from the books and records used in calculating net asset values of KYN and KED and have been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Companies in connection with the Reorganization.

The table below reflects adjustments to annual expenses made to the pro forma Combined Company as if the Reorganization had taken place at the beginning of the fiscal year ended November 30, 2017. Percentages presented below are the increase (decrease) in expenses divided by the pro forma Combined Company Net Assets Applicable to Common Shares as of November 30, 2017. Pro forma Combined Company net assets will increase by the amount of the reduction in after-tax expenses. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Increase (Decrease)
Expense Category	Dollar Amount	Percentage
Investment management fees(1)	$16,000	0.00	%(2)
Interest expense(3)	(1,189,000)	(0.06)
Professional fees(4)	(504,000)	(0.03)
Administration fees(4)	(447,000)	(0.02)
Insurance(4)	(102,000)	(0.01)
Custodian(4)	(46,000)	(0.00	)(2)
Reports to stockholders(4)	(45,000)	(0.00	)(2)
Other expenses(4)	(72,000)	(0.00	)(2)

Total pro forma expense adjustment before tax	(2,389,000)	(0.12)
Tax impact(5)	878,000	0.04

Total pro forma expense adjustment after tax	$(1,511,000)	(0.08)

(1)	Reflects the impact of the revised fee waiver agreement (which will be effective at the time of the Reorganization). Had KYN and KED combined at the beginning of the fiscal year ended November 30, 2017, the fee waiver (relating to KAFA’s agreement to waive for a period of three years any incremental fees attributable to the pro forma Combined Company in excess of what the fees would have been if KYN and KED had remained separate) would have been calculated based on the run rate of then-current management fees as of November 30, 2016, resulting in a waiver of $94,000. For the period presented, the pro forma Combined Company management fee would have been $110,000 higher than the separate Companies’ management fees; however, the revised fee waiver would have offset $94,000 of these incremental fees.
(2)	Rounds to less than 0.01%.
(3)	Reflects the impact of the elimination of KED’s Term Loan and Credit Facility and subsequent increase in borrowings under KYN’s Term Loan to absorb the borrowings at KED. Includes impact of eliminating the amortization of KED debt issue costs.
(4)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(5)	Based on the effective tax rate for the fiscal year ended November 30, 2017.

Note 4 – Investment Management Agreement

In connection with the Reorganization, KA Fund Advisors, LLC (“KAFA”) has agreed to revise its management fee waiver agreement with KYN. The revised fee waiver will lower the effective management fee that KYN (and thus the Combined Company) pays as its assets appreciate. The table below outlines the current and proposed management fee waivers:

KYN Asset Tiers for Fee Waiver		Management Fee Waiver	Applicable Management Fee(1)
Current	Proposed
$0 to $4.5 billion	$0 to $4.0 billion	0.000%	1.375%
$4.5 billion to $9.5 billion	$4.0 billion to $6.0 billion	0.125%	1.250%
$9.5 billion to $14.5 billion	$6.0 billion to $8.0 billion	0.250%	1.125%
Greater than $14.5 billion	Greater than $8.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.

SAI-A-2

KAFA has also agreed to waive an amount of management fees (based on KYN’s and KED’s assets under management at closing of the Reorganization) such that the pro forma, run-rate fees payable to KAFA are not greater than the aggregate, run-rate management fees payable if KYN and KED had remained stand-alone companies. The waiver will last for three years and was estimated to be approximately $0.3 million per year as of February 28, 2018. The new fee waivers would be effective at the time the Reorganization closes.

Note 5 – Income Taxes

The pro forma Combined Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed in to law. As a result of the Tax Reform Bill, the federal corporate tax rate is 21%.

Other changes in the Tax Reform Bill that impact the Pro Forma Combined Company include limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and the elimination of carrybacks). To the extent certain deductions are limited in any given year, the Pro Forma Combined Company may not be able to utilize such deductions in future periods if it does not have sufficient taxable income.

The Tax Reform Bill also repealed the corporate Alternative Minimum Tax (“AMT”) for tax years beginning after December 31, 2017 and provides that existing AMT credit carryforwards will be refundable. The Pro Forma Combined Company will be subject to corporate AMT for fiscal 2018 but expects to file for refunds of AMT credit carryforwards, if any, beginning in fiscal 2019.

As of November 30, 2017, KED did not have any federal net operating or capital loss carryforwards. As of November 30, 2017, KED had state capital loss carryforwards of $24.0 million (deferred tax assets of $0.6 million). Based upon certain state tax statutes, $4.4 million of state capital loss carryforwards (deferred tax asset of $0.1 million) may expire (and be written off) upon consummation of the Reorganization. The remaining capital loss carryforwards should transfer to the Pro Forma Combined Company without any material limitation. Realization of the deferred tax assets and capital loss carryforwards are dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward beginning in 2020.

SAI-A-3

Kayne Anderson MLP Investment Company

STATEMENT OF ADDITIONAL INFORMATION

May 30, 2018

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)  Read the Joint Proxy Statement/Prospectus.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48858-P11042	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.
	For	Against	Abstain			For	Against	Abstain
1a. THE ELECTION OF ALBERT L. RICHEY AS DIRECTOR FOR A TERM OF ONE YEAR AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KYN'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2018.	☐	☐	☐
1b. THE ELECTION OF WILLIAM R. CORDES AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
1c. THE ELECTION OF BARRY R. PEARL AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

1d. THE ELECTION OF KEVIN S. MCCARTHY AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

1e. THE ELECTION OF WILLIAM L. THACKER AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Joint Proxy Statement/Prospectus, Statement of Additional Information and KYN’s most recent

Annual Report are available on the internet at www.kaynefunds.com/kyn/sec-filings/

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

E48859-P11042

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2018 ANNUAL MEETING OF STOCKHOLDERS — JUNE 28, 2018

The undersigned stockholder of Kayne Anderson MLP Investment Company (“KYN”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders of KYN (the “Annual Meeting”) to be held on June 28, 2018 at 9:30 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed on the reverse side, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)  Read the Joint Proxy Statement/Prospectus.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48860-P11042	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

	For	Against	Abstain			For	Against	Abstain
1a. THE ELECTION OF ALBERT L. RICHEY AS DIRECTOR FOR A TERM OF ONE YEAR AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	1f.	THE ELECTION OF WILLIAM L. THACKER AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐
1b. THE ELECTION OF JAMES. C BAKER AS DIRECTOR FOR A TERM OF ONE YEAR AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	1g.	THE ELECTION OF WILLIAM H. SHEA, JR. AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐
1c. THE ELECTION OF WILLIAM R. CORDES AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KYN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2018.	☐	☐	☐
1d. THE ELECTION OF BARRY R. PEARL AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.	☐	☐	☐
1e. THE ELECTION OF KEVIN S. MCCARTHY AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Joint Proxy Statement/Prospectus, Statement of Additional Information and KYN’s most recent

Annual Report are available on the internet at www.kaynefunds.com/kyn/sec-filings/

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

E48861-P11042

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2018 ANNUAL MEETING OF STOCKHOLDERS — JUNE 28, 2018

The undersigned stockholder of Kayne Anderson MLP Investment Company (“KYN”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders of KYN (the “Annual Meeting”) to be held on June 28, 2018 at 9:30 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed on the reverse side, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Joint Proxy Statement/Prospectus. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48864-S72577	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

				For	Against	Abstain
1. THE APPROVAL OF THE REORGANIZATION.				☐	☐	☐

2.  TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Joint Proxy Statement/Prospectus, Statement of Additional Information and KED’s most recent

Annual Report are available on the internet at www.kaynefunds.com/ked/sec-filings/

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

E48865-S72577

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

SPECIAL MEETING OF STOCKHOLDERS — JUNE 28, 2018

The undersigned stockholder of Kayne Anderson Energy Development Company (“KED”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of KED (the “Special Meeting”) to be held on June 28, 2018 at 9:30 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed on the reverse side, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE